As filed with the Securities and Exchange Commission on February 28, 2011

1933 Act Registration No. 33-96132
1940 Act Registration No. 811-9086

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No	☐
Post-Effective Amendment No. 40	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 41	☒

TD ASSET MANAGEMENT USA FUNDS INC.
(Exact Name of Registrant as Specified in Charter)

31 West 52nd Street, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:
(212) 827-7061

Mark Bell, President
TD Asset Management
USA Inc.
31 West 52nd Street
New York, NY 10019
 (Name and Address of Agent for Service)

Copies of communications to:
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, N.Y. 10019

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	On (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

If appropriate, check the following box:

☐	On (date) pursuant to paragraph (a) (2) of Rule 485.

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
March 1, 2011

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
Investor Class (WTOXX)
Premium Class (NPLXX)

TDAM U.S. Government Portfolio
Investor Class (WTUXX)

TDAM Municipal Portfolio
Investor Class (WTMXX)

TDAM California Municipal Money Market Portfolio
Investor Class (WCAXX)

TDAM New York Municipal Money Market Portfolio
Investor Class (WNYXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Portfolios’ shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

1

TD ASSET MANAGEMENT USA FUNDS INC.

SUMMARY	3
TDAM Money Market Portfolio	3
TDAM U.S. Government Portfolio	6
TDAM Municipal Portfolio	9
TDAM California Municipal Money Market Portfolio	12
TDAM New York Municipal Money Market Portfolio	15
DETAILS ABOUT THE PORTFOLIOS	18
Portfolio Overview	18
Investment Objectives	18
Investment Strategies	18
Principal Risks	19
Who May Want to Invest	20
HOW TO BUY AND SELL SHARES	21
How to Buy Shares	21
How to Sell Shares	22
How to Exchange Between Portfolios	23
SHAREHOLDER INFORMATION	24
Statements and Reports to Shareholders	24
Pricing Your Shares	24
Dividends	24
Taxes	24
Frequent Purchases and Redemptions	27
Disclosure of Portfolio Holdings	27
PORTFOLIO MANAGEMENT	27
Investment Manager	27
Administrator	27
Distributor	27
Distribution (12b-1) Plan and Other Distribution Arrangements	27
Shareholder Servicing	28
ABOUT CALIFORNIA AND NEW YORK	28
California	28
New York	29
FINANCIAL HIGHLIGHTS	31
FOR MORE INFORMATION	Back Cover

2

SUMMARY

TDAM Money Market Portfolio

Investment Objective

The TDAM Money Market Portfolio (the “Money Market Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

	Investor Class		Select Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.08%		0.08%
Distribution (12b-1) Fees		0.45%		0.365%
Other Expenses
Shareholder Servicing Fees	0.25%		0.05%
All Other Expenses	0.16%		0.115%
Total Other Expenses		0.41%		0.165%
Total Annual Operating Expenses		0.94%		0.61%

Example

This Example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$96	$300	$520	$1,155
Premium Class	$62	$195	$340	$762

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Investment Strategies

The Money Market Portfolio is a money market fund. The Money Market Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Money Market Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Principal Risks

Interest Rate Risk  — The income from the Money Market Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Money Market Portfolio to reinvest assets in lower yielding securities.

Asset-Backed Securities Risk  — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

An investment in the Money Market Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the Money Market Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The returns for Premium Class shares of the Money Market Portfolio will vary from the returns of Investor Class shares of the Money Market Portfolio as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of each Class of the Money Market Portfolio. Of course, past performance is not necessarily an indication of how the Money Market Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Money Market Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.31% (for the quarter ended 03/31/2001) and 0.01% (for the quarter ended 03/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	5 Years	10 Years	Since Inception Premium Class: February 27, 2006)
Money Market Portfolio — Investor Class	0.05%	2.15%	1.96%	2.92%
Money Market Portfolio — Premium Class	0.05%	-%	-%	2.31%

(1)	As of 12/31/10, the 7-day yields for the Money Market Portfolio — Investor Class and Premium Class were 0.05% and 0.05%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Money Market Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You many purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Investment and Balance Minimums.   For the Premium Class of shares of the Money Market Portfolio, there is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD Ameritrade clients with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts). The Investor Class of the Money Market Portfolio is not subject to these minimums, but may be subject to minimums set by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Money Market Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Money Market Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the Money Market Portfolio and its related companies may pay the intermediary for the sale of Money Market Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Money Market Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM U.S. Government Portfolio

Investment Objective

The TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%

Distribution (12b-1) Fees		0.45%

Other Expenses
Shareholder Servicing Fees	0.25%

All Other Expenses	0.15%

Total Other Expenses		0.40%

Total Annual Operating Expenses		0.95%

Example

This Example is intended to help you compare the cost of investing in the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$97	$303	$525	$1,166

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Investment Strategies

The U.S. Government Portfolio is a money market fund. The U.S. Government Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities.

Principal Risks

Interest Rate Risk  — The income from the U.S. Government Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the U.S. Government Portfolio may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the U.S. Government Portfolio to reinvest assets in lower yielding securities.

An investment in the U.S. Government Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the U.S. Government Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table below shows average annual total returns of the Investor Class of the U.S. Government Portfolio. Of course, past performance is not necessarily an indication of how the U.S. Government Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

U.S. Government Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.27% (for the quarter ended 03/31/2001) and 0.01% (for the quarter ended 03/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ended 12/31/10 (1)

	1 Year	5 Years	10 Years
U.S. Government Portfolio — Investor Class	0.03%	1.99%	1.82%

(1)	As of 12/31/10, the 7-day yield for the U.S. Government Portfolio — Investor Class was 0.03%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the U.S. Government Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the U.S. Government Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The U.S. Government Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Government Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the U.S. Government Portfolio and its related companies may pay the intermediary for the sale of U.S. Government Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the U.S. Government Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM Municipal Portfolio

Investment Objective

The TDAM Municipal Portfolio (the “Municipal Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.18%
Total Other Expenses		0.43%
Total Annual Operating Expenses		0.98%

Example

This Example is intended to help you compare the cost of investing in the Municipal Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Municipal Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$100	$312	$542	$1,201

9

Investment Strategies

The Municipal Portfolio is a money market fund. The Municipal Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Principal Risks

Interest Rate Risk  — The income from the Municipal Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Municipal Portfolio to reinvest assets in lower yielding securities.

Tax Risk —  The Municipal Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Municipal Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Municipal Portfolio shareholders could be recharacterized as taxable.

An investment in the Municipal Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Municipal Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the Municipal Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table below shows average annual total returns of the Investor Class of the Municipal Portfolio. Of course, past performance is not necessarily an indication of how the Municipal Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

10

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Municipal Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.74% (for the quarter ended 03/31/2001) and 0.01% (for the quarter ended 03/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	5 Years	10 Years
Municipal Portfolio — Investor Class	0.03%	1.31%	1.22%

(1)	As of 12/31/10, the 7-day yield for the Municipal Portfolio — Investor Class was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the Municipal Portfolio — Investor Class was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), is the Municipal Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the Municipal Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Municipal Portfolio intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the Municipal Portfolio and its related companies may pay the intermediary for the sale of Municipal Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Municipal Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM California Municipal Money Market Portfolio

Investment Objective

The TDAM California Municipal Money Market Portfolio (the “California Portfolio”) seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the California Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.19%
Total Other Expenses		0.44%

Total Annual Operating Expenses		0.99%

Example

This Example is intended to help you compare the cost of investing in the California Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the California Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$101	$315	$547	$1,213
Investment Strategies

The California Portfolio is a money market fund. The California Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

12

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The California Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of California or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of California’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable California state tax-exempt securities are unavailable, the California Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Principal Risks

Interest Rate Risk  — The income from the California Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the California Portfolio to reinvest assets in lower yielding securities.

California Municipal Securities Risk  — The yields of California municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the California Portfolio will invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Non-Diversification Risk  — The California Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the California Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk  — The California Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the California Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to California Portfolio shareholders could be recharacterized as taxable.

An investment in the California Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the California Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table below shows average annual total returns of the Investor Class of the California Portfolio. Of course, past performance is not necessarily an indication of how the California Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

13

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

California Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.69% (for the quarter ended 06/30/2007) and 0.01% (for the quarter ended 03/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	5 Years	10 Years
California Portfolio — Investor Class	0.03%	1.25%	1.18%

(1)	As of 12/31/10, the 7-day yield for the California Portfolio — Investor Class was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the California Portfolio — Investor Class was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the California Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the California Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The California Portfolio intends to make distributions that are exempt from regular federal income tax and California personal income tax. Individual shareholders of the California Portfolio who reside in California will not be subject to state income tax on distributions received from the California Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of California and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the California Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) the Internal Revenue Code.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the California Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the California Portfolio and its related companies may pay the intermediary for the sale of California Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the California Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM New York Municipal Money Market Portfolio

Investment Objective

The TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the New York Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%

Distribution (12b-1) Fees		0.45%

Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.25%

Total Other Expenses		0.50%

Total Annual Operating Expenses		1.05%

Example

This Example is intended to help you compare the cost of investing in the New York Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$107	$334	$579	$1,283

Investment Strategies

The New York Portfolio is a money market fund. The New York Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

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Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The New York Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of New York or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of New York’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable New York state tax-exempt securities are unavailable, the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Principal Risks

Interest Rate Risk  — The income from the New York Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the New York Portfolio to reinvest assets in lower yielding securities.

New York Municipal Securities Risk  — The yields of New York municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the New York Portfolio will invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Non-Diversification Risk  — The New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the New York Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk  — The New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the New York Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to New York Portfolio shareholders could be recharacterized as taxable.

An investment in the New York Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New York Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the New York Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table below shows average annual total returns of the Investor Class of the New York Portfolio. Of course, past performance is not necessarily an indication of how the New York Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

New York Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.71% (for the quarter ended 12/31/2006) and 0.01% (for the quarter ended 03/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	5 Years	10 Years
New York Portfolio — Investor Class	0.03%	1.25%	1.18%

(1)	As of 12/31/10, the 7-day yield for the New York Portfolio — Investor Class was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the New York Portfolio — Investor Class was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the New York Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the New York Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The New York Portfolio intends to make distributions that are exempt from regular federal income tax. Individual shareholders of the New York Portfolio who reside in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the New York Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the New York Portfolio and its related companies may pay the intermediary for the sale of New York Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the New York Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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DETAILS ABOUT THE PORTFOLIOS

Portfolio Overview

The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to the Investor Class of each of the Portfolios and the Premium Class of the Money Market Portfolio (collectively, the “Classes”). Each Portfolio offers one or more other share classes through a separate prospectus.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, the Portfolio may not achieve its investment objective.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from regular federal income taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by their corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio’s Investment Manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio.   The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio.   The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities.

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Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.  The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.  A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

The U.S. Government Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the U.S. Government Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Municipal Portfolio, California Portfolio and New York Portfolio.   The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

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Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Municipal Portfolio, California Portfolio and New York Portfolio.   Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the Portfolios guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable.

California Portfolio and New York Portfolio.   The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because each of the California Portfolio and the New York Portfolio will invest a large portion of its assets in the applicable state’s municipal securities, it is more vulnerable to events adversely affecting such state, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives limit the State’s ability to raise revenues, particularly with respect to real property taxes.  California’s economy may also be affected by natural disasters, such as earthquakes or fires. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Each of the California Portfolio’s and New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

 Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.

•	Investors looking for a liquid investment that preserves capital.

•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.

•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.

•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

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HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, or certain other authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer agreement with the Portfolios’ principal underwriter (collectively, “Financial Intermediaries”).

If you would like to purchase shares of a Portfolio through TD Ameritrade and you are not already a client, you need to open a TD Ameritrade brokerage account by completing and signing a TD Ameritrade New Account Application. To request an application, please visit

TD Ameritrade online at www.tdameritrade.com or call (800) 669-3900.  Mail it, together with your check, to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Once your account is open, please call (800) 669-3900 to either change your investment vehicle or make a direct purchase.

Investment and Balance Minimums.   For the Premium Class of shares of the Money Market Portfolio, there is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD Ameritrade clients with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts). The Premium Class of the Money Market Portfolio has a minimum balance requirement of $20,000 ($15,000 for retirement accounts) for each shareholder account. The Money Market Portfolio may waive these requirements at any time in its discretion. The Investor Class of the Portfolios is not subject to these minimums.

Automatic Sweep.   The Investor Class of each of the Portfolios is available as a sweep option for (i) clients of TD Ameritrade Institutional; (ii) clients who had cash balances in excess of $250,000 in a TD Ameritrade brokerage account on June 4, 2009; (iii) clients of TD Ameritrade who had accounts with the Portfolios (except the Money Market Portfolio) as of January 7, 2004, without regard to Portfolio balance amounts and had cash balances in excess of $250,000 on June 4, 2009; and (iv) clients of TD Ameritrade whose assets were transferred into the Investor Class following a redemption from another money market fund on May 14, 2007, and who had cash balances in excess of $250,000 on June 4, 2009. In addition, the Investor Class of the Money Market Portfolio remains available as a sweep option for clients of TD Ameritrade who had accounts with the Portfolios as of January 7, 2004, and had more than $100,000 in Investor Class shares, and had cash balances in excess of $250,000 on June 4, 2009. The continued use of any Portfolio as a sweep vehicle by any client of TD Ameritrade is subject to the terms and conditions of your TD Ameritrade brokerage account agreement, and TD Ameritrade may change the eligibility criteria for this sweep investment feature or terminate this feature as an option. In addition, sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Ameritrade or the Selected Broker, as defined below, through which you purchase shares. Please call (800) 669-3900 for more details. The Premium Class of the Money Market Portfolio is available for direct purchases only and is not available as a sweep option.

If you are eligible to continue to designate a Portfolio as your sweep investment and have set up your brokerage account with TD Ameritrade or another Financial Intermediary for automatic sweep into a Portfolio, free credit balances in your brokerage account will be invested or “swept” automatically each business day into the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Free credit balances” refers to any settled or cleared funds in your TD Ameritrade brokerage account that are available for payment or investment.

TD Ameritrade Cash Management Services.   For those TD Ameritrade clients who qualify, TD Ameritrade provides additional cash management services. You should contact a TD Ameritrade investment consultant for more details. To set up TD Ameritrade cash management services, you should complete the appropriate section of the TD Ameritrade new account application.

How to Buy Shares

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal     Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Clients of TD Ameritrade

You may purchase shares of the Premium Class of the Money Market Portfolio by way of a direct purchase as set forth below.

Direct Purchases.   A TD Ameritrade brokerage client may purchase shares of the Premium Class of the Money Market Portfolio by placing an order directly with a TD Ameritrade Client Services Representative at (800) 669-3900. Checks should be made payable to “TD Ameritrade, Inc.” and you should write your TD Ameritrade account number on the check. The check will be deposited to your TD Ameritrade brokerage account. Shares of a Portfolio will be purchased on the business day following clearance of the check.

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Whether by mail, telephone or electronically, please indicate your wish to buy shares of the Premium Class of the Money Market Portfolio and provide the following information:

•	your TD Ameritrade account number

•	the dollar amount you wish to invest or share amount you wish to purchase

By Automatic Sweep.   For those TD Ameritrade clients who qualify for the automatic sweep feature, free credit balances in your TD Ameritrade brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Ameritrade and any changes to the eligibility criteria. Checks deposited to your TD Ameritrade brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance and shares of the Selected Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the settlement date. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day after they are credited to your account.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent (as defined below). In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Portfolio.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Portfolio through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Portfolios may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

Your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Portfolio holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary. For more information on purchasing shares, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Portfolio Business Day.

Clients of TD Ameritrade

To sell (redeem) shares of a Portfolio, TD Ameritrade clients may use any of the methods outlined below. Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD Ameritrade account number

•	the Portfolio and Class

•	the dollar or share amount you wish to sell

Payment.   The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds from a subsequent redemption may be held in your brokerage account to allow for clearance of the check (which may take up to 10 calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

You may be charged a $5.00 fee by the Transfer Agent if you sell less than $5,000 worth of shares of the Premium Class of the Money Market Portfolio.

Direct Redemptions.   A TD Ameritrade brokerage client may redeem shares of any of the Portfolios by placing an order directly with a TD Ameritrade Client Services Representative at (800) 669-3900. TD Ameritrade clients may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account, to any TD Ameritrade office or online at http://www.tdameritrade.com if other than a sweep position.

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Redemptions.   In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Ameritrade brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other money market portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Ameritrade brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Ameritrade.

Each Portfolio’s shares may be subject to redemption should the TD Ameritrade brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Selected Broker, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by phone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Portfolios’ Transfer Agent. For your protection, a Portfolio may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

The Portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information on selling shares, please contact your Financial Intermediary directly.

Due to the cost of maintaining smaller accounts, the Money Market Portfolio, with respect to the Premium Class shares, reserves the right to redeem, upon not less than 60 days’ written notice, all shares in a shareholder’s account that falls below the applicable minimum account balance due to redemptions. In addition, each Portfolio’s shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Financial Intermediary, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

If you have cash management services features in your TD Ameritrade brokerage account and you withdraw cash from your TD Ameritrade brokerage account by way of a check or ATM/VISA® Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA® Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Ameritrade is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA® Check Card is set forth in the TD Ameritrade cash management services agreement provided to each client who has cash management services in his or her TD Ameritrade brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Ameritrade does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

How to Exchange Between Portfolios

Shares of each of the Portfolios may be exchanged for shares of the same class of any other Portfolio. An exchange involves the redemption of the Class of shares of the Portfolio which you hold and the purchase of the corresponding Class of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

Clients of TD Ameritrade

TD Ameritrade clients may change their designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Ameritrade Client Services Representative with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Your letter should reference your TD Ameritrade brokerage account number, the Portfolio(s) and Class(es) from which you are exchanging and the Portfolio(s) and Class(es) into which you are exchanging. At least one registered account holder should sign this letter.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares, please contact your Financial Intermediary directly.

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SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio activity is reflected in your brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to your Financial Intermediary. Your Financial Intermediary will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note:  The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Ameritrade or your Financial Intermediary prior to the posting date of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the portfolio during January of the following calendar year.

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U.S. Government Portfolio.   All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax.   Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt-interest dividends received from the Portfolio.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of adjusted current earnings over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income. Notwithstanding the above general rules applicable to the treatment of tax-exempt interest for purposes of the individual and corporate AMT, the American Recovery and Reinvestment Tax Act of 2009, signed into law on February 17, 2009 (“ARRTA”), temporarily suspends the inclusion of tax-exempt interest in AMT income for certain tax-exempt bonds. Under ARRTA, tax-exempt interest on new money bonds issued in 2009 and 2010 and on refunding bonds issued in 2009 and 2010 of bonds originally issued in 2004 through 2008 will be entirely excluded from AMT income for the life of the bond for individual and corporate taxpayers. In addition, refunding bonds issued after 2010 of new money bonds issued in 2009 or 2010 will likewise be excluded from AMT income. As such, the interest on private activity bonds that satisfy these requirements for this exclusion will not be treated as an item of tax preference for purposes of the individual and corporate AMT. Further, interest on tax-exempt bonds that satisfy these exclusion requirements will not be included in determining “adjusted current earnings” for purposes of the corporate AMT.

The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio — California Personal Income Taxes.   The California Portfolio expects that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay exempt-interest dividends that are exempt from California personal income tax, California law generally requires that, at the close of each fiscal quarter, at least 50% of the value of the California Portfolio’s assets consist of obligations the interest on which is exempt from California personal income tax. Such obligations include obligations of the State of California and its political subdivisions and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam. Such exempt-interest dividends must be designated by the California Portfolio in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year. Assuming compliance with these requirements, dividends and distributions made by the California Portfolio from interest on such obligations are exempt from California personal income tax. Distributions from other obligations, as well as distributions from market discount, or short- or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate income tax or franchise tax.

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New York Portfolio — New York Personal Income Taxes.   Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous.   Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Portfolios may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In order to qualify for an exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

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Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings

 A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is  available (i) in the Portfolios’ SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. Information about each Portfolio’s  portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month,  generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with  Rule 2a-7 under the 1940 Act.  The Company also will publish on the website each Portfolio’s month-end top ten holdings, generally with a  30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or  Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

PORTFOLIO MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), 31 West 52nd Street, New York, NY 10019, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services the Investment Manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Portfolio, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Portfolios (or waive fees), in an effort to maintain certain net yields for the Portfolios. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2010, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.08% with respect to the Money Market Portfolio; 0.07% (after waivers) with respect to the U.S. Government Portfolio; 0.10% (after waivers) with respect to the Municipal Portfolio; 0.10% (after waivers) with respect to the California Portfolio; and 0.07% (after waivers) with respect to the New York Portfolio.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2010.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts and certain other accounts, and, as of October 31, 2010, had total assets under management of approximately $17.4 billion.

Administrator

As administrator, TDAM provides certain services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Portfolios. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Portfolios’ shares.

Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% of its annual average daily net assets and the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, including  TD Ameritrade and your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the specific Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc., the transfer agent to the Portfolios (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Class to pay banks, broker-dealers or other financial institutions, including

TD Ameritrade or your Financial Intermediary, for shareholder support services they provide, at a rate of up to 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade,

TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Shareholder Servicing Plan. Under the Shareholder Services Agreement, the Investor Class of each Portfolio pays a fee (as a percentage of average net assets) of 0.25% to

The Investor Class and the Premium Class of the Money Market Portfolio pays a fee (as a percentage of average net assets) of 0.05% to TD Ameritrade.

ABOUT CALIFORNIA AND NEW YORK

California
The economy of the State of California (the “State” or “California”), the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.  The State has a population of about 37.3 million, which has been growing at a 1-2 percent annual rate for several decades.  Gross domestic product of goods and services in the State exceeds $1.8 trillion.  Total personal income was estimated at $1,573 billion in 2009.  Total civilian employment was over 16.0 million as of December 2010.

California’s economy mirrors the national economy in many respects, and like the nation as a whole, California’s economy is slowly recovering from a deep recession, which was marked by falling home prices, low credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs.  Many regions in California, particularly in and near the Central Valley, have suffered particularly large impacts from the subprime mortgage meltdown with high rates of foreclosure and steep drop in housing prices.  New home construction plummeted, although housing sales have started to rebound in 2009 and 2010.  More than 1 million jobs were lost in California during the recession and from the start of 2008, the unemployment rate increased from 6.1 percent to more than 12.5 percent by the end of 2010.  State exports were down 23 percent from their year-ago level in the first half of 2009.  However, with global economic conditions improving, State exports increased 21.5 percent from their year-ago level in the first half of 2010.  The State Department of Finance projects slow but positive economic growth through 2012.

While there continue to be signs the economy is slowly improving, California continues to face serious budgetary problems as a result of continuing structural imbalance between State revenues and expenditures and a slow recovery from the severe recession that began in December 2007 and ended in June 2009.  California is projected to face a budget gap of $25.4 billion by the end of fiscal year 2011-12.

In recent years, California has repeatedly failed to close its budget gaps.  The use of temporary measures and flawed assumptions have also exacerbated the State’s budget problems.  Between 2008 and 2010, adopted budgets included approximately $103.6 billion in budgetary “solutions,” by means of either expenditure reductions or increased revenue measures.  However, most budgetary actions, about 85 percent of them in fiscal year 2010-11, were temporary or failed to be realized because of court challenges or faulty assumptions.  A large part of the State’s annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure.  Several key assumptions in recent budgets have not been realized and the State’s budgetary plan continues to be based on a number of assumptions which may not be realized.  Further budgetary actions will be needed to maintain a positive balance for the State’s General Fund at the end of fiscal year 2010-11.

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The economic recession had a profound, negative impact on State and local government revenues.  Revenues in the general fund of the State (the “General Fund”) fell over 18 percent in fiscal year 2009-10 from the height of revenues in fiscal year 2007-08.  By July 2009, cash resources had dwindled so far that the State Controller issued short-term, interest-bearing registered warrants (or “IOUs”) in lieu of checks which could be cashed immediately to make payments of certain of the State’s obligations.  This was only the second time that the State had issued IOUs since the Great Depression.  By employing a combination of external borrowing and other cash management techniques after the IOUs were called for redemption in late 2009, the State was able to meet all its cash obligations for the balance of fiscal year 2009-10 and through the date of adoption of the budget for fiscal year 2010-11 on October 8, 2010.  Legislation enacted in early March 2010 and in October 2010 provided the State with additional tools to manage cash during the 2010-11 fiscal year by authorizing short-term deferral of certain State payments, primarily to schools and local governments.  Furthermore, the State Controller deferred making payments from July to October 2010, on several billion dollars of obligations, including tax refunds, vendor payments, and some payments to counties for social service costs.  In January 2011, the State Treasurer indicated that cash pressures will continue to exist.  The State will continue to be dependent on access to the capital markets to assist in its cash management, and to avoid recurrence of payment deferrals or the issuance of additional “IOUs,” but such access cannot be assured.  The State Treasurer projected that absent further corrective action by the State Legislature and timely adoption of a fiscal year 2011-12 budget, a significant cash flow shortfall will occur in April or May 2011, which may require the issuance of registered warrants.

Most local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors.  State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiative since 1978.  Individual local governments may also have local initiatives which affect their fiscal flexibility.  The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the economic recession.  Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.  One California city, Vallejo, in Solano County, has filed for bankruptcy under Chapter 9 of the federal Bankruptcy Code, and other cities have indicated they, too, are facing severe fiscal conditions.

State general obligation bonds are, as of February 2011, rated “A1” by Moody’s Investors Service, “A-” by Standard & Poor’s, and “A-” by Fitch Ratings.  These ratings are among the lowest of any of the 50 states.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

The following paragraphs in the New York section do not yet reflect information based on the 2011 New York State budget because it is not available as of the date of this prospectus.

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the NAICS industrial classification system.

Although the State recession started fully eight months after the U.S. as a whole, it caught up quickly and it is likely to last longer. The New York State Division of the Budget (“DOB”) projects State employment to decline 0.6 percent for 2010, following a decline of 2.9 percent for 2009. Private sector employment is projected to fall 0.9 percent for 2010, following a decline of 3.5 percent for 2009. Job declines continue to be led by the manufacturing, construction, and financial services sectors, all of which pay salaries that are higher than the statewide average. Declines in financial services employment appear to be having a large impact on household spending, as evidenced by the unprecedented large declines observed in taxable sales, particularly downstate.

The impact of the current downturn on State wages has been significant. State wages fell a historic 7.0 percent in 2009, but are expected to rise 3.5 percent for 2010. The unprecedented decline in State wages largely reflects the impact of securities industry losses on bonus compensation.

Financial market weakness along with a steep decline in high-value real estate market transactions, has also resulted in a reduced level of    capital gains realizations for 2009.

Weak credit market conditions and rising debt default rates are expected to continue to put downward pressure on the State's income and tax base by continuing to depress household spending and real estate activity. Real estate market risks are particularly great in the commercial sector where high-value transactions contribute significantly to state and local government revenues, in part through taxable capital gains realizations. Declines in capital gains realizations tend to reduce taxable income among taxpayers paying the highest marginal rates and, as a result, have a disproportionately large impact on Personal Income Tax receipts. These effects could ripple through the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with other stronger financial market activity, could result in higher wage and bonus growth than projected.

DOB’s outlook for the State economy calls for the current recession ending by the second half of 2010. However, there exists significant downside risk to the projected timing and strength of the coming recovery, given the historically unprecedented decline in wages being witnessed during the current recession. The declines appear to be greatest among the State's high-wage economic sectors, heightening the risk to revenues. As always, all of the risks to the U.S. forecast apply to the State forecast as well, although financial market uncertainty poses a particularly large degree of risk for New York.

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As of February 15, 2010, DOB projects that the State’s General Fund has an estimated shortfall of $1.4 billion remaining in the current fiscal year ending March 30, 2010. Rather than proposing additional gap-closing measures in the current fiscal year, when the range of options for achieving recurring savings is increasingly limited, the State expects to carry the budget shortfall forward into 2010 – 11, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings. In practice, the State expects to carry the budget shortfall into 2010 – 11 by not making certain payments (e.g., tax refunds and aid payments) that had initially been scheduled to be made in 2009 – 10 but are not due by law until 2010 – 11. The State expects to end 2009 – 10 with a cash balance of $1.4 billion in the General Fund, including $1.2 billion in the State's rainy day reserves. In 2010 – 11, DOB projects a current-services budget gap of $8.2 billion if the Legislature enacts the Executive Budget recommendations in their entirety. This budget gap reflects the $1.4 billion budget shortfall that is expected to be carried forward from 2009 – 10 into 2010 – 11.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

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 FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, are included in the annual report, which is available upon request by calling TD Ameritrade at (800) 669-3900.

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized Gains (Losses) on Investments		Total from Operations		Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Investment Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets

TDAM Money Market Portfolio
Investor Class
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$(0.000	)*	$(0.001)	$1.00	0.05%	$2,380,748	0.24%	0.94%	0.05%
2009	1.00	0.002		0.000	*	0.002		(0.002)	(0.000	)*	(0.002)	1.00	0.24%	3,406,167	0.65%	0.99%	0.29%
2008	1.00	0.024		(0.000	)*	0.024		(0.024)	—		(0.024)	1.00	2.47%	8,105,457	0.93%	0.93%	2.47%
2007	1.00	0.045		—		0.045		(0.045)	—		(0.045)	1.00	4.57%	9,551,893	0.94%	0.94%	4.48%
2006	1.00	0.040		—		0.040		(0.040)	—		(0.040)	1.00	4.10%	8,618,222	0.88%	0.90%	4.06%
Premium Class 1
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$(0.000	)*	$(0.001)	$1.00	0.05%	$272,820	0.24%	0.61%	0.05%
2009	1.00	0.003		0.000	*	0.003		(0.003)	(0.000	)*	(0.003)	1.00	0.32%	432,395	0.55%	0.66%	0.39%
2008	1.00	0.028		0.000	*	0.028		(0.028)	—		(0.028)	1.00	2.81%	923,397	0.60%	0.60%	2.80%
2007	1.00	0.048		—		0.048		(0.048)	—		(0.048)	1.00	4.92%	1,418,980	0.60%	0.60%	4.81%
2006	1.00	0.031		—		0.031		(0.031)	—		(0.031)	1.00	3.15%	1,459,823	0.56%‡	0.56%‡	4.64%‡
TDAM U.S. Government Portfolio
Investor Class
2010	$1.00	$0.000	*	$0.000	*	$0.000	*	$(0.000)*	$(0.000	)*	$(0.000)*	$1.00	0.03%	$812,061	0.18%	0.95%	0.03%
2009	1.00	0.002		0.000	*	0.002		(0.002)	(0.000	)*	(0.002)	1.00	0.18%	1,301,583	0.40%	0.97%	0.22%
2008	1.00	0.019		0.000	*	0.019		(0.019)	—		(0.019)	1.00	1.93%	2,957,140	0.96%	0.96%	1.88%
2007	1.00	0.044		—		0.044		(0.044)	—		(0.044)	1.00	4.45%	1,989,556	0.94%	0.94%	4.35%
2006	1.00	0.039		—		0.039		(0.039)	—		(0.039)	1.00	3.97%	1,696,800	0.91%	0.93%	3.93%
TDAM Municipal Portfolio
Investor Class
2010	$1.00	$0.000	*	$0.000	*	$0.000	*	$(0.000)*	$(0.000	)*	$(0.000)*	$1.00	0.04%	$461,176	0.29%	0.98%	0.03%
2009	1.00	0.001		0.000	*	0.001		(0.001)	—		(0.001)	1.00	0.14%	513,920	0.54%	1.02%	0.14%
2008	1.00	0.015		0.000	*	0.015		(0.015)	—		(0.015)	1.00	1.55%	623,347	1.02%	1.02%	1.55%
2007	1.00	0.027		—		0.027		(0.027)	—		(0.027)	1.00	2.74%	704,039	0.98%	0.98%	2.70%
2006	1.00	0.024		—		0.024		(0.024)	—		(0.024)	1.00	2.47%	740,871	0.92%	0.95%	2.44%
TDAM California Municipal Money Market Portfolio
Investor Class
2010	$1.00	$0.000	*	$(0.000	)*	$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.03%	$171,433	0.22%	0.99%	0.03%
2009	1.00	0.001		—		0.001		(0.001)	—		(0.001)	1.00	0.08%	186,565	0.43%	1.03%	0.08%
2008	1.00	0.014		0.000	*	0.014		(0.014)	(0.000	)*	(0.014)	1.00	1.42%	258,561	1.00%	1.00%	1.42%
2007	1.00	0.026		—		0.026		(0.026)	—		(0.026)	1.00	2.68%	293,406	0.98%	0.98%	2.65%
2006	1.00	0.024		—		0.024		(0.024)	—		(0.024)	1.00	2.47%	318,812	0.89%	0.95%	2.44%
TDAM New York Municipal Money Market Portfolio
Investor Class
2010	$1.00	$0.000	*	$(0.000	)*	$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.03%	$92,234	0.23%	1.05%	0.03%
2009	1.00	0.001		—		0.001		(0.001)	(0.000	)*	(0.001)	1.00	0.07%	100,830	0.48%	1.12%	0.07%
2008	1.00	0.014		0.000	*	0.014		(0.014)	(0.000	)*	(0.014)	1.00	1.45%	129,654	1.05%	1.05%	1.42%
2007	1.00	0.026		0.001		0.027		(0.026)	(0.001)		(0.027)	1.00	2.70%	147,210	1.04%	1.04%	2.60%
2006	1.00	0.024		—		0.024		(0.024)	—		(0.024)	1.00	2.44%	147,952	0.91%	0.98%	2.40%

*	Amount represents less than $0.001 per share.
†
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than a full year are not annualized.

‡	Annualized.
(1)	Premium Class shares commenced operations on February 27, 2006.

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FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting your Financial Intermediary or the Portfolios at the address or telephone number below or by visiting the website provided below:

TD Ameritrade, Inc.
P.O. Box 2209
Omaha, NE 68103-2209
Phone: (800) 669-3900
Hearing Impaired: TTY 1-888-723-8503
Internet site: http://www.tdamusa.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are a series of TD Asset Management USA Funds Inc., whose investment company registration number is 811-9086.

TDAMSTA01

Prospectus
March 1, 2011

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
Class A (TDAXX)
Select Class (TDSXX)

TDAM U.S. Government Portfolio
Class A (TDUXX)

TDAM Municipal Portfolio
Class A (TDIXX)

TDAM California Municipal Money Market Portfolio
Class A (TDCXX)

TDAM New York Municipal Money Market Portfolio
Class A (TDYXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Portfolios’ shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

1

TD ASSET MANAGEMENT USA FUNDS INC.

SUMMARY	3
TDAM Money Market Portfolio	3
TDAM U.S. Government Portfolio	6
TDAM Municipal Portfolio	9
TDAM California Municipal Money Market Portfolio	12
TDAM New York Municipal Money Market Portfolio	16
DETAILS ABOUT THE PORTFOLIOS	19
Portfolio Overview	19
Investment Objectives	19
Investment Strategies	19
Principal Risks	22
Who May Want to Invest	23
HOW TO BUY AND SELL SHARES	23
How to Buy Shares	24
How to Sell Shares	25
How to Exchange Between Portfolios	26
SHAREHOLDER INFORMATION	26
Statements and Reports to Shareholders	26
Pricing Your Shares	27
Dividends	27
Taxes	27
Frequent Purchases and Redemptions	30
Disclosure of Portfolio Holdings	30
PORTFOLIO MANAGEMENT	30
Investment Manager	30
Administrator	31
Distributor	31
Distribution (12b-1) Plan and Other Distribution Arrangements	31
Shareholder Servicing	31
ABOUT CALIFORNIA AND NEW YORK	31
California	31
New York	33
FINANCIAL HIGHLIGHTS	35
FOR MORE INFORMATION	Back Cover

2

SUMMARY

TDAM Money Market Portfolio

Investment Objective

The TDAM Money Market Portfolio (the “Money Market Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

	Class A		Select Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.08%		0.08%
Distribution (12b-1) Fees		0.53%		0.33%
Other Expenses
Shareholder Servicing Fees	0.25%		0.05%
All Other Expenses	0.16%		0.16%
Total Other Expenses		0.41%		0.21%
Total Annual Operating Expenses		1.02%		0.62%

Example

This Example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$104	$325	$563	$1,248
Select Class	$63	$199	$346	$774

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Investment Strategies

The Money Market Portfolio is a money market fund. The Money Market Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Money Market Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Principal Risks

Interest Rate Risk  — The income from the Money Market Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Money Market Portfolio to reinvest assets in lower yielding securities.

Asset-Backed Securities Risk  — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

An investment in the Money Market Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the Money Market Portfolio. The bar chart shows changes in Class A’s performance from year to year. The returns for Select Class shares of the Money Market Portfolio will vary from the returns of Class A shares of the Money Market Portfolio as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of each Class of the Money Market Portfolio. Of course, past performance is not necessarily an indication of how the Money Market Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

4

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Money Market Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.70% (for the quarter ended 03/31/2008) and 0.01% (for the quarter ended 03/31/2009), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	Since Inception (Class A: May 24, 2007, Select Class: July 3, 2007)
Money Market Portfolio — Class A	0.05%	1.28%
Money Market Portfolio — Select Class	0.05%	1.36%

(1)	As of 12/31/10, the 7-day yields for the Money Market Portfolio — Class A and Select Class were 0.05%, and 0.05%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Money Market Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange (”NYSE”) is open for regular trading and the Federal Reserve Bank of New York is open.

Investment and Balance Minimums.  For shareholders wishing to purchase shares of the Select Class of the Money Market Portfolio through TD Ameritrade, there is an initial minimum purchase requirement of $50,000 and a minimum account balance requirement of $250,000 per shareholder. The initial purchase requirement and minimum account balance may be less if you purchase and hold shares through a Financial Intermediary. Class A of the Money Market Portfolio is not subject to these minimums, but may be subject to minimums set by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Money Market Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Money Market Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the Money Market Portfolio and its related companies may pay the intermediary for the sale of Money Market Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Money Market Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

5

TDAM U.S. Government Portfolio

Investment Objective

The TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.15%
Total Other Expenses		0.40%
Total Annual Operating Expenses		1.03%

Example

 This Example is intended to help you compare the cost of investing in the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$105	$328	$569	$1,259

Investment Strategies

The U.S. Government Portfolio is a money market fund. The U.S. Government Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities.

6

Principal Risks

Interest Rate Risk  — The income from the U.S. Government Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the U.S. Government Portfolio may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the U.S. Government Portfolio to reinvest assets in lower yielding securities.

An investment in the U.S. Government Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the U.S. Government Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table below shows average annual total returns of Class A of the U.S. Government Portfolio. Of course, past performance is not necessarily an indication of how the U.S. Government Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

7

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

U.S. Government Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.57% (for the quarter ended 3/31/2008) and 0.01% (for the quarter ended 3/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ending 12/31/10 (1)

	1 Year	Since Inception (May 30, 2007)
U.S. Government Portfolio — Class A	0.03%	1.07%

(1)	As of 12/31/10, the 7-day yield for the U.S. Government Portfolio — Class A was 0.03%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the U.S. Government Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the U.S. Government Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The U.S. Government Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Government Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the U.S. Government Portfolio and its related companies may pay the intermediary for the sale of U.S. Government Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the U.S. Government Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

8

TDAM Municipal Portfolio

Investment Objective

The TDAM Municipal Portfolio (the “Municipal Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.18%
Total Other Expenses		0.43%
Total Annual Operating Expenses		1.06%

Example

This Example is intended to help you compare the cost of investing in the Municipal Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Municipal Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$108	$337	$585	$1,294

Investment Strategies

The Municipal Portfolio is a money market fund. The Municipal Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

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Principal Risks

Interest Rate Risk  — The income from the Municipal Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Municipal Portfolio to reinvest assets in lower yielding securities.

Tax Risk  — The Municipal Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Municipal Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Municipal Portfolio shareholders could be recharacterized as taxable.

An investment in the Municipal Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Municipal Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the Municipal Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table below shows average annual total returns of Class A of the Municipal Portfolio. Of course, past performance is not necessarily an indication of how the Municipal Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

Municipal Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.37% (for the quarter ended 03/31/2008) and 0.01% (for the quarter ended 3/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	Since Inception (May 25, 2007)
Municipal Portfolio — Class A	0.03%	0.77%

(1)	As of 12/31/10, the 7-day yield for the Municipal Portfolio — Class A was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the Municipal Portfolio — Class A was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Municipal Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the Municipal Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Municipal Portfolio intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the Municipal Portfolio and its related companies may pay the intermediary for the sale of Municipal Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Municipal Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM California Municipal Money Market Portfolio

Investment Objective

The TDAM California Municipal Money Market Portfolio (the “California Portfolio”) seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the California Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.19%
Total Other Expenses		0.44%
Total Annual Operating Expenses		1.07%

Example

This Example is intended to help you compare the cost of investing in the California Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the California Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$109	$340	$590	$1,306

Investment Strategies

The California Portfolio is a money market fund. The California Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

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Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The California Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of California or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of California’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable California state tax-exempt securities are unavailable, the California Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Principal Risks

Interest Rate Risk  — The income from the California Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the California Portfolio to reinvest assets in lower yielding securities.

California Municipal Securities Risk  — The yields of California municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the California Portfolio will invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Non-Diversification Risk  — The California Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the California Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk  — The California Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the California Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to California Portfolio shareholders could be recharacterized as taxable.

An investment in the California Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the California Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table below shows average annual total returns of Class A of the California Portfolio. Of course, past performance is not necessarily an indication of how the California Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

California Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.33% (for the quarter ended 03/31/2008) and 0.00% (for the quarter ended 03/31/2009), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ending 12/31/10 (1)

	1 Year	Since Inception (June 5, 2007)
California Portfolio — Class A	0.03%	0.69%

(1)	As of 12/31/10, the 7-day yield for the California Portfolio — Class A was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the California Portfolio — Class A was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the California Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the California Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

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Tax Information

The California Portfolio intends to make distributions that are exempt from regular federal income tax and California personal income tax. Individual shareholders of the California Portfolio who reside in California will not be subject to state income tax on distributions received from the California Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of California and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the California Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) the Internal Revenue Code.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the California Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the California Portfolio and its related companies may pay the intermediary for the sale of California Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the California Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM New York Municipal Money Market Portfolio

Investment Objective

The TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the New York Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.25%
Total Other Expenses		0.50%
Total Annual Operating Expenses		1.13%

Example

This Example is intended to help you compare the cost of investing in the New York Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$115	$359	$622	$1,375

Investment Strategies

The New York Portfolio is a money market fund. The New York Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The New York Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of New York or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of New York’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable New York state tax-exempt securities are unavailable, the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

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Principal Risks

Interest Rate Risk  — The income from the New York Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the New York Portfolio to reinvest assets in lower yielding securities.

New York Municipal Securities Risk  — The yields of New York municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the New York Portfolio will invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Non-Diversification Risk  — The New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the New York Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk  — The New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the New York Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to New York Portfolio shareholders could be recharacterized as taxable.

An investment in the New York Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New York Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the New York Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table below shows average annual total returns of Class A of the New York Portfolio. Of course, past performance is not necessarily an indication of how the New York Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

New York Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.33% (for the quarter ended 03/31/2008) and 0.00% (for the quarter ended 03/31/2009), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	Since Inception (May 31, 2007)
New York Portfolio — Class A	0.03%	0.69%

(1)	As of 12/31/10, the 7-day yield for the New York Portfolio — Class A was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the New York Portfolio — Class A was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the New York Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the New York Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

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Tax Information

The New York Portfolio intends to make distributions that are exempt from regular federal income tax. Individual shareholders of the New York Portfolio who reside in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the New York Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the New York Portfolio and its related companies may pay the intermediary for the sale of New York Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the New York Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

DETAILS ABOUT THE PORTFOLIOS

Portfolio Overview

The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to Class A of each of the Portfolios and the Select Class of the Money Market Portfolio (collectively, the “Classes”). Each Portfolio offers one or more other share classes through a separate prospectus.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, the Portfolio may not achieve its investment objective.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

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 Generally, money market securities are short-term debt obligations issued by banks, corporations or governments.  Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from regular federal income taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by their corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio’s Investment Manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio.   The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio.   The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities.

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Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008 , the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.  Although the U.S. government or its agencies has provided financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.  A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

The U.S. Government Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the U.S. Government Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Municipal Portfolio, California Portfolio and New York Portfolio.   The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio’s risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

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Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Municipal Portfolio, California Portfolio and New York Portfolio.   Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the Portfolios guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable.

California Portfolio and New York Portfolio.   The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because each of the California Portfolio and the New York Portfolio will invest a large portion of its assets in the applicable state’s municipal securities, it is more vulnerable to events adversely affecting such state, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets. Each of the California Portfolio’s and New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

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Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.

•	Investors looking for a liquid investment that preserves capital.

•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.

•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.

•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, or certain other authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Portfolios’ principal underwriter (collectively, “Financial Intermediaries”).

If you would like to purchase shares of a Portfolio through TD Ameritrade and you are not already a client, you need to open a TD Ameritrade brokerage account by completing and signing a TD Ameritrade New Account Application. To request an application, please visit TD Ameritrade online at www.tdameritrade.com or call (800) 669-3900. Mail it, together with your check, to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. If you want to change your investment once your account is open, please call (800) 669-3900.

Investment and Balance Minimums.   For shareholders wishing to purchase shares of the Select Class of the Money Market Portfolio through TD Ameritrade, there is an initial minimum purchase requirement of $50,000 and a minimum account balance requirement of $250,000 per shareholder. The initial purchase requirement and minimum account balance may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Money Market Portfolio reserves the right to redeem, upon not less than 30 days’ written notice, all Select Class shares in a shareholder’s account that falls below the minimum account balance due to redemptions.

Automatic Sweep.   Each of the Classes is available as a sweep option for clients of TD Ameritrade. If your brokerage account with TD Ameritrade or another Financial Intermediary is set up for automatic sweep into a Portfolio, free credit balances in your brokerage account will be invested or “swept” automatically each business day into the Class of the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Free credit balances” refers to any settled or cleared funds in your brokerage account that are available for payment or investment.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Ameritrade or the Financial Intermediary through which you purchase shares.

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How to Buy Shares

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Clients of TD Ameritrade

You may purchase shares of a Portfolio through the automatic sweep investment feature only.

By Automatic Sweep.   For those TD Ameritrade clients who qualify for the automatic sweep feature, free credit balances in your TD Ameritrade brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Ameritrade and any changes to the eligibility criteria. Checks deposited to your TD Ameritrade brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance and shares of the Selected Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the settlement date. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day after they are credited to your account.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent (as defined below). In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Portfolio.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Portfolio through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Portfolios may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

Your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Portfolio holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary. For more information on purchasing shares, please contact your Financial Intermediary directly.

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If you have cash management services features in your TD Ameritrade brokerage account and you withdraw cash from your TD Ameritrade brokerage account by way of a check or ATM/VISA® Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA® Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Ameritrade is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA® Check Card is set forth in the TD Ameritrade cash management services agreement provided to each client who has cash management services in his or her TD Ameritrade brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Ameritrade does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

How to Sell Shares

You may sell (redeem) your shares on a Portfolio Business Day.

Clients of TD Ameritrade

To sell (redeem) shares of a Portfolio, TD Ameritrade clients may use any of the methods outlined below.  Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD Ameritrade account number
•	the Portfolio and Class
•	the dollar or share amount you wish to sell

Payment.   The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds from a subsequent redemption may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

Direct Redemptions.   A TD Ameritrade brokerage client may redeem shares of any of the Portfolios by placing an order directly with a TD Ameritrade Client Services Representative at (800) 669-3900. TD Ameritrade clients may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account, to any TD Ameritrade office or online at http://www.tdameritrade.com if other than a sweep position.

Redemptions.   In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Ameritrade brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other money market portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Ameritrade brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Ameritrade.

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Each Portfolio’s shares may be subject to redemption should the TD Ameritrade brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Selected Broker, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by phone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Portfolios’ Transfer Agent. For your protection, a Portfolio may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

The Portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information on selling shares, please contact your Financial Intermediary directly.

How to Exchange Between Portfolios

Shares of each of the Portfolios may be exchanged for shares of the same class of any other Portfolio. An exchange involves the redemption of the Class of shares of the Portfolio which you hold and the purchase of the corresponding Class of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

Clients of TD Ameritrade

TD Ameritrade clients may change their designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Ameritrade Client Services Representative with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Your letter should reference your TD Ameritrade brokerage account number, the Portfolio(s) and Class(es) from which you are exchanging and the Portfolio(s) and Class(es) into which you are exchanging. At least one registered account holder should sign this letter.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio activity is reflected in your brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to your Financial Intermediary. Your Financial Intermediary will begin sending separate copies to your household within 30 days of receipt of your request.

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Pricing Your Shares

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note:  The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Ameritrade or your Financial Intermediary prior to the posting date of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the portfolio during January of the following calendar year.

U.S. Government Portfolio.   All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

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Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax.   Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt-interest dividends received from the Portfolio.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of adjusted current earnings over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income. Notwithstanding the above general rules applicable to the treatment of tax-exempt interest for purposes of the individual and corporate AMT, the American Recovery and Reinvestment Tax Act of 2009, signed into law on February 17, 2009 (“ARRTA”), temporarily suspends the inclusion of tax-exempt interest in AMT income for certain tax-exempt bonds. Under ARRTA, tax-exempt interest on new money bonds issued in 2009 and 2010 and on refunding bonds issued in 2009 and 2010 of bonds originally issued in 2004 through 2008 will be entirely excluded from AMT income for the life of the bond for individual and corporate taxpayers. In addition, refunding bonds issued after 2010 of new money bonds issued in 2009 or 2010 will likewise be excluded from AMT income. As such, the interest on private activity bonds that satisfy these requirements for this exclusion will not be treated as an item of tax preference for purposes of the individual and corporate AMT. Further, interest on tax-exempt bonds that satisfy these exclusion requirements will not be included in determining “adjusted current earnings” for purposes of the corporate AMT.

The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

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California Portfolio — California Personal Income Taxes.   The California Portfolio expects that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay exempt-interest dividends that are exempt from California personal income tax, California law generally requires that, at the close of each fiscal quarter, at least 50% of the value of the California Portfolio’s assets consist of obligations the interest on which is exempt from California personal income tax. Such obligations include obligations of the State of California and its political subdivisions and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam. Such exempt-interest dividends must be designated by the California Portfolio in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year. Assuming compliance with these requirements, dividends and distributions made by the California Portfolio from interest on such obligations are exempt from California personal income tax. Distributions from other obligations, as well as distributions from market discount, or short- or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate income tax or franchise tax.

New York Portfolio — New York Personal Income Taxes.   Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous.   Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Portfolios may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

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In order to qualify for an exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available (i) in the Portfolios’ SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. Information about each Portfolio’s portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the1940 Act. The Company also will publish on the website each Portfolio’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

PORTFOLIO MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), 31 West 52nd Street, New York, NY 10019, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the Investment Manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Portfolio, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Portfolios (or waive fees) in an effort to maintain certain net yields for the Portfolios. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2010, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.08% with respect to the Money Market Portfolio; 0.07% (after waivers) with respect to the U.S. Government Portfolio; 0.10% (after waivers) with respect to the Municipal Portfolio; 0.10% (after waivers) with respect to the California Portfolio; and 0.07% (after waivers) with respect to the New York Portfolio.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2010.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010 had total assets under management of approximately $17.4 billion.

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Administrator

As administrator, TDAM provides certain services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Portfolios. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor o the Portfolios’ shares

Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, including TD Ameritrade and your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the specific Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc., the transfer agent to the Portfolios (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

 Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Class to pay banks, broker-dealers or other financial institutions, including TD Ameritrade or your Financial Intermediary, for shareholder support services they provide, at a rate of up to 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade, TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Shareholder Servicing Plan. Under the Shareholder Services Agreement, Class A of each Portfolio pays a fee (as a percentage of average net assets) of 0.25% to TD Ameritrade and the Select Class of the Money Market Portfolio pays a fee (as a percentage of average net assets) of 0.05% to TD Ameritrade.

ABOUT CALIFORNIA AND NEW YORK

California

The economy of the State of California (the “State” or “California”), the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.  The State has a population of about 37.3 million, which has been growing at a 1-2 percent annual rate for several decades.  Gross domestic product of goods and services in the State exceeds $1.8 trillion.  Total personal income was estimated at $1,573 billion in 2009.  Total civilian employment was over 16.0 million as of December 2010.

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California’s economy mirrors the national economy in many respects, and like the nation as a whole, California’s economy is slowly recovering from a deep recession, which was marked by falling home prices, low credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs.  Many regions in California, particularly in and near the Central Valley, have suffered particularly large impacts from the subprime mortgage meltdown with high rates of foreclosure and steep drop in housing prices.  New home construction plummeted, although housing sales have started to rebound in 2009 and 2010.  More than 1 million jobs were lost in California during the recession and from the start of 2008, the unemployment rate increased from 6.1 percent to more than 12.5 percent by the end of 2010.  State exports were down 23 percent from their year-ago level in the first half of 2009.  However, with global economic conditions improving, State exports increased 21.5 percent from their year-ago level in the first half of 2010.  The State Department of Finance projects slow but positive economic growth through 2012.

While there continue to be signs the economy is slowly improving, California continues to face serious budgetary problems as a result of continuing structural imbalance between State revenues and expenditures and a slow recovery from the severe recession that began in December 2007 and ended in June 2009.  California is projected to face a budget gap of $25.4 billion by the end of fiscal year 2011-12.

In recent years, California has repeatedly failed to close its budget gaps.  The use of temporary measures and flawed assumptions have also exacerbated the State’s budget problems.  Between 2008 and 2010, adopted budgets included approximately $103.6 billion in budgetary “solutions,” by means of either expenditure reductions or increased revenue measures.  However, most budgetary actions, about 85 percent of them in fiscal year 2010-11, were temporary or failed to be realized because of court challenges or faulty assumptions.  A large part of the State’s annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure.  Several key assumptions in recent budgets have not been realized and the State’s budgetary plan continues to be based on a number of assumptions which may not be realized.  Further budgetary actions will be needed to maintain a positive balance for the State’s General Fund at the end of fiscal year 2010-11.

The economic recession had a profound, negative impact on State and local government revenues.  Revenues in the general fund of the State (the “General Fund”) fell over 18 percent in fiscal year 2009-10 from the height of revenues in fiscal year 2007-08.  By July 2009, cash resources had dwindled so far that the State Controller issued short-term, interest-bearing registered warrants (or “IOUs”) in lieu of checks which could be cashed immediately to make payments of certain of the State’s obligations.  This was only the second time that the State had issued IOUs since the Great Depression.  By employing a combination of external borrowing and other cash management techniques after the IOUs were called for redemption in late 2009, the State was able to meet all its cash obligations for the balance of fiscal year 2009-10 and through the date of adoption of the budget for fiscal year 2010-11 on October 8, 2010.  Legislation enacted in early March 2010 and in October 2010 provided the State with additional tools to manage cash during the 2010-11 fiscal year by authorizing short-term deferral of certain State payments, primarily to schools and local governments.  Furthermore, the State Controller deferred making payments from July to October 2010, on several billion dollars of obligations, including tax refunds, vendor payments, and some payments to counties for social service costs.  In January 2011, the State Treasurer indicated that cash pressures will continue to exist.  The State will continue to be dependent on access to the capital markets to assist in its cash management, and to avoid recurrence of payment deferrals or the issuance of additional “IOUs,” but such access cannot be assured.  The State Treasurer projected that absent further corrective action by the State Legislature and timely adoption of a fiscal year 2011-12 budget, a significant cash flow shortfall will occur in April or May 2011, which may require the issuance of registered warrants.

Most local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors.  State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiative since 1978.  Individual local governments may also have local initiatives which affect their fiscal flexibility.  The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the economic recession.  Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.  One California city, Vallejo, in Solano County, has filed for bankruptcy under Chapter 9 of the federal Bankruptcy Code, and other cities have indicated they, too, are facing severe fiscal conditions.

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State general obligation bonds are, as of February 2011, rated “A1” by Moody’s Investors Service, “A-” by Standard & Poor’s, and “A-” by Fitch Ratings.  These ratings are among the lowest of any of the 50 states.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

The following paragraphs in the New York section do not yet reflect information based on the 2011 New York state budget because it is not available as of the date of this prospectus.

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the NAICS industrial classification system.

Although the State recession started fully eight months after the U.S. as a whole, it caught up quickly and it is likely to last longer. The New York State Division of the Budget (“DOB”) projects State employment to decline 0.6 percent for 2010, following a decline of 2.9 percent for 2009. Private sector employment is projected to fall 0.9 percent for 2010, following a decline of 3.5 percent for 2009. Job declines continue to be led by the manufacturing, construction, and financial services sectors, all of which pay salaries that are higher than the statewide average. Declines in financial services employment appear to be having a large impact on household spending, as evidenced by the unprecedented large declines observed in taxable sales, particularly downstate.

The impact of the current downturn on State wages has been significant. State wages fell a historic 7.0 percent in 2009, but are expected to rise 3.5 percent for 2010. The unprecedented decline in State wages largely reflects the impact of securities industry losses on bonus compensation. Financial market weakness along with a steep decline in high-value real estate market transactions, has also resulted in a reduced level of capital gains realizations for 2009.

Weak credit market conditions and rising debt default rates are expected to continue to put downward pressure on the State’s income and tax base by continuing to depress household spending and real estate activity. Real estate market risks are particularly great in the commercial sector where high-value transactions contribute significantly to state and local government revenues, in part through taxable capital gains realizations. Declines in capital gains realizations tend to reduce taxable income among taxpayers paying the highest marginal rates and, as a result, have a disproportionately large impact on Personal Income Tax receipts. These effects could ripple through the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with other stronger financial market activity, could result in higher wage and bonus growth than projected.

DOB’s outlook for the State economy calls for the current recession ending by the second half of 2010. However, there exists significant downside risk to the projected timing and strength of the coming recovery, given the historically unprecedented decline in wages being witnessed during the current recession. The declines appear to be greatest among the State’s high-wage economic sectors, heightening the risk to revenues. As always, all of the risks to the U.S. forecast apply to the State forecast as well, although financial market uncertainty poses a particularly large degree of risk for New York.

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As of February 15, 2010, DOB projects that the State’s General Fund has an estimated shortfall of $1.4 billion remaining in the current fiscal year ending March 30, 2010. Rather than proposing additional gap-closing measures in the current fiscal year, when the range of options for achieving recurring savings is increasingly limited, the State expects to carry the budget shortfall forward into 2010 – 11, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings. In practice, the State expects to carry the budget shortfall into 2010 – 11 by not making certain payments (e.g., tax refunds and aid payments) that had initially been scheduled to be made in 2009 – 10 but are not due by law until 2010 – 11. The State expects to end 2009 – 10 with a cash balance of $1.4 billion in the General Fund, including $1.2 billion in the State’s rainy day reserves. In 2010 – 11, DOB projects a current-services budget gap of $8.2 billion if the Legislature enacts the Executive Budget recommendations in their entirety. This budget gap reflects the $1.4 billion budget shortfall that is expected to be carried forward from 2009 – 10 into 2010 – 11.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, are included in the annual report, which is available upon request by calling TD Ameritrade at (800) 669-3900.

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized Gains (Losses) on Investments		Total from Operations		Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Investment Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets

TDAM Money Market Portfolio
Class A 1
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$(0.000	)*	$(0.001)	$1.00	0.05%	$2,038,349	0.24%	1.02%	0.05%
2009	1.00	0.002		0.000	*	0.002		(0.002)	(0.000	)*	(0.002)	1.00	0.22%	2,829,856	0.67%	1.07%	0.27%
2008	1.00	0.023		0.000	*	0.023		(0.023)	—		(0.023)	1.00	2.39%	6,372,553	1.01%	1.01%	2.32%
2007	1.00	0.020		—		0.020		(0.020)	—		(0.020)	1.00	1.95%	1,360,332	1.04%‡	1.04%‡	4.45%‡
Select Class 2
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$(0.000	)*	$(0.001)	$1.00	0.05%	$1,343,207	0.24%	0.62%	0.05%
2009	1.00	0.003		0.000	*	0.003		(0.003)	(0.000	)*	(0.003)	1.00	0.32%	1,737,197	0.55%	0.67%	0.37%
2008	1.00	0.028		0.000	*	0.028		(0.028)	—		(0.028)	1.00	2.80%	3,326,644	0.61%	0.61%	2.55%
2007	1.00	0.016		—		0.016		(0.016)	—		(0.016)	1.00	1.60%	710,585	0.63%‡	0.63%‡	4.81%‡
TDAM U.S. Government Portfolio
Class A 3
2010	$1.00	$0.000	*	$0.000	*	$0.000	*	$(0.000)*	$(0.000	)*	$(0.000)*	$1.00	0.03%	$671,696	0.18%	1.03%	0.03%
2009	1.00	0.002		0.000	*	0.002		(0.002)	(0.000	)*	(0.002)	1.00	0.16%	1,448,840	0.41%	1.05%	0.19%
2008	1.00	0.017		0.001		0.018		(0.018)	—		(0.018)	1.00	1.85%	2,982,096	1.04%	1.04%	1.67%
2007	1.00	0.018		—		0.018		(0.018)	—		(0.018)	1.00	1.79%	375,584	1.03%‡	1.03%‡	4.12%‡
TDAM Municipal Portfolio
Class A 4
2010	$1.00	$0.000	*	$0.000	*	$0.000	*	$(0.000)*	$(0.000	)*	$(0.000)*	$1.00	0.04%	$319,332	0.29%	1.06%	0.03%
2009	1.00	0.001		0.000	*	0.001		(0.001)	—		(0.001)	1.00	0.11%	305,829	0.58%	1.10%	0.13%
2008	1.00	0.014		0.000	*	0.014		(0.014)	—		(0.014)	1.00	1.46%	510,305	1.10%	1.10%	1.43%
2007	1.00	0.011		—		0.011		(0.011)	—		(0.011)	1.00	1.15%	59,564	1.10%‡	1.10%‡	2.58%‡
TDAM California Municipal Money Market Portfolio
Class A 5
2010	$1.00	$0.000	*	$(0.000	)*	$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.03%	$102,786	0.22%	1.07%	0.03%
2009	1.00	0.001		—		0.001		(0.001)	—		(0.001)	1.00	0.06%	104,865	0.44%	1.11%	0.06%
2008	1.00	0.013		0.000	*	0.013		(0.013)	(0.000	)*	(0.013)	1.00	1.34%	152,766	1.08%	1.08%	1.32%
2007	1.00	0.010		—		0.010		(0.010)	—		(0.010)	1.00	1.04%	17,734	1.11%‡	1.11%‡	2.54%‡
TDAM New York Municipal Money Market Portfolio
Class A 6
2010	$1.00	$0.000	*	$(0.000	)*	$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.03%	$56,814	0.23%	1.13%	0.03%
2009	1.00	0.000	*	—		0.000	*	(0.000)*	(0.000	)*	(0.000)*	1.00	0.05%	69,795	0.51%	1.19%	0.04%
2008	1.00	0.013		0.000	*	0.013		(0.013)	(0.000	)*	(0.013)	1.00	1.37%	92,113	1.13%	1.13%	1.35%
2007	1.00	0.010		—		0.010		(0.010)	—		(0.010)	1.00	1.04%	9,829	1.21%‡	1.21%‡	2.43%‡

*	Amount represents less than $0.001 per share.

†
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than a full year are not annualized.

‡	Annualized

(1)	Class A shares commenced operations on May 24, 2007.

(2)	Select Class shares commenced operations on July 3, 2007.

(3)	Class A shares commenced operations on May 30, 2007.

(4)	Class A shares commenced operations on May 25, 2007.

(5)	Class A shares commenced operations on June 5, 2007.

(6)	Class A shares commenced operations on May 31, 2007.

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FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting your Financial Intermediary or the Portfolios at the address or telephone number below or by visiting the website provided below:

TD Ameritrade, Inc.
P.O. Box 2209
Omaha, NE 68103-2209
Phone: (800) 669-3900
Hearing Impaired: TTY 1-888-723-8503
Internet site: http://www.tdamusa.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TDAM

(http://www.tdamusa.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are a series of TD Asset Management USA Funds Inc., whose investment company registration number is 811-9086.

TDAMSTA02

Prospectus
March 1, 2011

TD Asset Management USA Funds Inc.

TDAM Institutional Money Market Fund
Institutional Class (TDMXX)
Institutional Service Class (TDNXX)

TDAM Institutional Municipal Money Market Fund
Institutional Class (TICXX)
Institutional Service Class (TMUXX)

TDAM Institutional U.S. Government Fund
Institutional Class (TDGXX)
Institutional Service Class (TDHXX)

TDAM Institutional Treasury Obligations Money Market Fund
Institutional Service Class (TDVXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Funds’ shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

1

TD ASSET MANAGEMENT USA FUNDS INC.

SUMMARY	3
TDAM Institutional Money Market Fund	3
TDAM Institutional Municipal Money Market Fund	6
TDAM Institutional U.S. Government Fund	9
TDAM Institutional Treasury Obligations Money Market Fund	12
DETAILS ABOUT THE FUNDS	15
Fund Overview	15
Investment Objectives	15
Investment Strategies	15
Principal Risks	17
Who May Want to Invest	18
HOW TO BUY AND SELL SHARES	18
How to Buy Shares	19
How to Sell Shares	20
How to Exchange Between Funds	21
SHAREHOLDER INFORMATION	22
Statements and Reports to Shareholders	22
Pricing Your Shares	22
Dividends	22
Taxes	23
Frequent Purchases and Redemptions	24
Disclosure of Portfolio Holdings	24
FUND MANAGEMENT	24
Investment Manager	24
Administrator	25
Distributor	25
Shareholder Servicing	25
FINANCIAL HIGHLIGHTS	26
FOR MORE INFORMATION	Back Cover

2

SUMMARY

TDAM Institutional Money Market Fund

Investment Objective

The TDAM Institutional Money Market Fund (the “Institutional Money Market Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Money Market Fund.
	Institutional Class		Institutional Service Class
Shareholder Fees (fees paid directly from your investment)		None		None
Maximum Sales Charge (Load) Imposed on Purchases		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%		0.10%
Distribution (12b-1) Fees		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%
All Other Expenses	0.15%		0.16%
Total Other Expenses		0.15%		0.41%
Total Annual Operating Expenses		0.25%		0.51%

Example

This Example is intended to help you compare the cost of investing in the Institutional Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$80	$141	$318
Institutional Service Class	$52	$164	$285	$640

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Investment Strategies

The Institutional Money Market Fund is a money market fund. The Institutional Money Market Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Institutional Money Market Fund’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Institutional Money Market Fund also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets.

Principal Risks

Interest Rate Risk  — The income from the Institutional Money Market Fund will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional Money Market Fund to reinvest assets in lower yielding securities.

Asset-Backed Securities Risk  — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

An investment in the Institutional Money Market Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Institutional Class of the Institutional Money Market Fund. The bar chart shows changes in the Institutional Class’ performance from year to year. The returns for the Institutional Service Class of the Institutional Money Market Fund will vary from the returns of the Institutional Class as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of each Class of the Institutional Money Market Fund. Of course, past performance is not necessarily an indication of how the Institutional Money Market Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

4

ANNUAL TOTAL RETURN for the periods ended 12/31 each year

Institutional Money Market Fund — Institutional Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.31% (for the quarter ended 09/30/07) and 0.01% (for the quarter ended 03/31/10), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	Since Inception (December 18, 2006)
Institutional Money Market Fund — Institutional Class	0.07%	2.02%
Institutional Money Market Fund — Institutional Service Class	0.05%	1.85%

(1)	As of 12/31/10, the 7-day yields for the Institutional Money Market Fund — Institutional Class and Institutional Service Class were 0.06% and 0.05%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Money Market Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums.  For shareholders wishing to purchase shares directly from the Institutional Money Market Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional U.S. Government Fund and TDAM Institutional Treasury Obligations Money Market Fund.  The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax

The Institutional Money Market Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Money Market Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Institutional Money Market Fund and its related companies may pay the Financial Intermediary for the sale of Institutional Money Market Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Institutional Money Market Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM Institutional Municipal Money Market Fund

Investment Objective

The TDAM Institutional Municipal Money Market Fund (the “Institutional Municipal Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Municipal Fund.

	Institutional Class		Institutional Service Class
Shareholder Fees (fees paid directly from your investment)		None		None
Maximum Sales Charge (Load) Imposed on Purchases		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%		0.10%
Distribution (12b-1) Fees		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%
All Other Expenses	0.31%		0.30%
Total Other Expenses		0.31%		0.55%
Total Annual Operating Expenses		0.41%		0.65%

Example

This Example is intended to help you compare the cost of investing in the Institutional Municipal Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Municipal Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$42	$132	$230	$518
Institutional Service Class	$66	$208	$362	$810

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Investment Strategies

The Institutional Municipal Fund is a money market fund. The Institutional Municipal Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional Municipal Fund invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Institutional Municipal Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Principal Risks

Interest Rate Risk  — The income from the Institutional Municipal Fund will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional Municipal Fund to reinvest assets in lower yielding securities.

Tax Risk  — The Institutional Municipal Fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Institutional Municipal Fund guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Institutional Municipal Fund shareholders could be recharacterized as taxable.

An investment in the Institutional Municipal Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Municipal Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

Performance information for the Institutional Class and Institutional Service Class of the Institutional Municipal Money Market Fund is not presented because each class has not been in operation for a full calendar year as of the date of this prospectus. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Municipal Fund’s investment manager.

Purchase and Sale of Portfolio Shares.

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums.  For shareholders wishing to purchase shares directly from the Institutional Municipal Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Municipal Fund, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund and TDAM Institutional Treasury Obligations Money Market Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Municipal Fund intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Municipal Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Institutional Municipal Fund and its related companies may pay the Financial Intermediary for the sale of Institutional Municipal Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Institutional Municipal Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM Institutional U.S. Government Fund

Investment Objective

The TDAM Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional U.S. Government Fund.

	Institutional Class		Institutional Service Class
Shareholder Fees (fees paid directly from your investment)		None		None
Maximum Sales Charge (Load) Imposed on Purchases		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%		0.10%
Distribution (12b-1) Fees		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%
All Other Expenses	0.06%		0.06%
Total Other Expenses		0.06%		0.31%
Total Annual Operating Expenses		0.16%		0.41%

Example

This Example is intended to help you compare the cost of investing in the Institutional U.S. Government Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional U.S. Government Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$16	$52	$90	$205
Institutional Service Class	$42	$132	$230	$518

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Investment Strategies

The Institutional U.S. Government Fund is a money market fund. The Institutional U.S. Government Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional U.S. Government Fund invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The Institutional U.S. Government Fund normally invests at least 80% of its total assets in government securities.

Principal Risks

Interest Rate Risk  — The income from the Institutional U.S. Government Fund will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional U.S. Government Fund to reinvest assets in lower yielding securities.

An investment in the Institutional U.S. Government Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional U.S. Government Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Institutional Class of the Institutional U.S. Government Fund. The bar chart shows changes in the Institutional Class’ performance from year to year. The returns for the Institutional Service Class of the Institutional U.S. Government Fund will vary from the returns of the Institutional Class as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of each Class of the Institutional U.S. Government Fund. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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ANNUAL TOTAL RETURN for the periods ended 12/31 each year

Institutional U.S. Government Fund — Institutional Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.30% (for the quarter ended 9/30/07) and 0.01% (for the quarter ended 3/31/10), respectively.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/10 (1)

	1 Year	Since Inception (December 18, 2006)
Institutional U.S. Government Fund — Institutional Class	0.05%	1.90%
Institutional U.S. Government Fund — Institutional Service Class	0.03%	1.75%

(1)	As of 12/31/10, the 7-day yields for the Institutional U.S. Government Fund — Institutional Class and Institutional Service Class were 0.03% and 0.03%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional U.S. Government Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums.  For shareholders wishing to purchase shares directly from the Institutional U.S. Government Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional U.S. Government Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund and TDAM Institutional Treasury Obligations Money Market Fund.  The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional U.S. Government Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the Institutional U.S. Government Fund may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional U.S. Government Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Institutional U.S. Government Fund and its related companies may pay the Financial Intermediary for the sale of Institutional U.S. Government Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Institutional U.S. Government Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM Institutional Treasury Obligations Money Market Fund

Investment Objective

The TDAM Institutional Treasury Obligations Money Market Fund (the “Institutional Treasury Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Treasury Fund.

	Institutional Service Class
Shareholder Fees (fees paid directly from your investment)		None
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		None
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.11%
Total Other Expenses		0.36%
Total Annual Operating Expenses		0.46%

Example

This Example is intended to help you compare the cost of investing in the Institutional Treasury Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Service Class	$47	$148	$258	$579

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Investment Strategies

The Institutional Treasury Fund is a money market fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Income/Interest Rate Risk  — The income from the Institutional Treasury Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

An investment in the Institutional Treasury Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Treasury Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Institutional Service Class of the Institutional Treasury Fund. The bar chart shows changes in the Institutional Service Class’ performance from year to year. The table below shows average annual total returns of the Institutional Treasury Fund. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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ANNUAL TOTAL RETURN for the periods ended 12/31 each year

Institutional Treasury Obligation Fund — Institutional Service Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.00% (for the quarter ended 12/31/10) and 0.00% (for the quarter ended 12/31/09), respectively.

AVERAGE ANNUAL TOTAL RETURN for periods ended 12/31/10 (1)

	1 Year	Since Inception (November 3, 2008)
Institutional Treasury Obligations Fund — Institutional Service Class	0.01%	0.02%

(1)	As of 12/31/10, the 7-day yield for the Institutional Treasury Fund — Institutional Service Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Treasury Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums.  For shareholders wishing to purchase shares directly from the Institutional Treasury Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Treasury Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund and TDAM Institutional U.S. Government Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Treasury Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Treasury Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Institutional Treasury Fund and its related companies may pay the Financial Intermediary for the sale of Institutional Treasury Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Institutional Treasury Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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DETAILS ABOUT THE FUNDS

Fund Overview

The Institutional Money Market Fund, the Institutional U.S. Government Fund, the Institutional Municipal Fund and the Institutional Treasury Fund (each, a “Fund” and collectively, the “Funds”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to the Institutional Class and the Institutional Service Class of each of the Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Municipal Fund, and to the Institutional Service Class of the Institutional Treasury Fund (collectively, the “Classes”). Each Fund offers one or more share classes through separate prospectuses.

Investment Objectives

Each Fund seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

There is no guarantee that a Fund will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

Investment Strategies

Each Fund is a money market fund. Each Fund invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Fund acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Fund’s holding period. Particular types of money market securities are described in the Funds’ Statement of Additional Information (“SAI”). The Institutional Money Market Fund has the flexibility to invest in a broad range of high quality money market securities. The Institutional Municipal Fund offers income exempt from regular federal income taxes by investing primarily in municipal securities. The Institutional U.S. Government Fund offers an added measure of safety by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the Institutional U.S. Government Fund (and the Institutional Money Market Fund) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “Institutional U.S. Government Fund.” The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash.

As money market funds, the Funds comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Fund maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Fund invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Fund’s Investment Manager.

Each Fund (except the Institutional Treasury Fund) may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

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Institutional Money Market Fund.  The Institutional Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Fund’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Institutional Money Market Fund also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Fund is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Institutional Municipal Fund.   The Institutional Municipal Fund invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Institutional Municipal Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

The Institutional Municipal Fund may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Institutional Municipal Fund may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Institutional Municipal Fund may not achieve its investment objective.

Moreover, although the Institutional Municipal Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Institutional Municipal Fund’s risks.

The Institutional Municipal Fund may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Institutional Municipal Fund to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Institutional U.S. Government Fund.  The Institutional U.S. Government Fund invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The Institutional U.S. Government Fund normally invests at least 80% of its total assets in government securities.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect the conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. In addition, a U.S. government guarantee of the securities owned by the Institutional U.S. Government Fund does not guarantee the net asset value of the Fund’s shares.

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The Institutional U.S. Government Fund may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Institutional U.S. Government Fund may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

Institutional Treasury Fund.   The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Institutional Treasury Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

 Principal Risks

Institutional Money Market Fund, Institutional Municipal Fund, and Institutional U.S. Government Fund.  The income from each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund will vary with changes in prevailing interest rates. In addition, each such Fund’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

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Institutional Treasury Fund.   An investment in the Institutional Treasury Fund is subject to income risk, which is the possibility that the Institutional Treasury Fund’s yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates.

Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

All Funds.   Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.

•	Investors looking for a liquid investment that preserves capital.

•	Investors pursuing a short-term investment goal.

In addition, the Institutional Municipal Fund may be appropriate for investors looking for income that is exempt from regular federal income tax.

The Institutional Treasury Fund may be appropriate for investors seeking current income through a liquid investment.

 HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Funds directly from the Funds or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Funds’ principal underwriter (collectively, “Financial Intermediaries”).

Balance Minimums.   For shareholders wishing to purchase shares directly from the Funds, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund and TDAM Institutional Treasury Obligations Money Market Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Funds reserve the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Fund Business Days.   The Funds are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Fund Business Day”). In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Fund may close early on any Fund Business Day on which the Securities Industry and Financial Markets Association recommends that the bond markets close early. In addition, Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted.

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How to Buy Shares

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Fund. There is no sales charge to buy shares of a Fund.

Each Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Directly from the Funds

If you would like to purchase shares of a Fund directly and you do not already have an account with the Funds, you need to open an account with the Funds by completing and signing a New Account Application. To request an application, please visit www.tdamusa.com or call (866) 416-4031. Mail it, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into a Fund. All checks must be made payable to either the name of the specific Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

The Funds will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity.

By Mail

To purchase shares by mail, simply complete the New Account Application. Please include the name of the Fund and Class in which you intend to invest, make a check payable to the TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund or TDAM Institutional Treasury Fund, as applicable, and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Please note that your bank may charge a wire fee.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Funds’ transfer agent. In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Fund.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Fund through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Funds may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Funds are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

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If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Fund Business Day.

The Funds may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. Each Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV per share.

Directly from the Funds

By Mail

Redemption requests should reference the TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund or TDAM Institutional Treasury Fund and applicable Class and be mailed to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

The selling price of the shares being redeemed will be the applicable Class’ per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The number of shares to be sold or the dollar value of the amount to be redeemed;
4.	The signatures of all account owners exactly as they are registered on the account;
5.	Any required medallion signature guarantees; and
6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Redemption proceeds will be sent to the shareholder(s) of record at the address of record upon receipt of all required documents in “Good Order”. During the 10 days following a change of address, requests for redemption checks to be sent to a new address will require a medallion signature guarantee.

By Telephone

You may redeem your shares in a Fund by calling (866) 416-4031. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the applicable Fund or the Funds’ transfer agent within 15 days prior to the request for redemption. If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

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By Wire

You may request that the redemption proceeds be wired to your designated bank account if it is maintained at a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

 How to Exchange Between Funds

Shares of each class of the Institutional Money Market Fund, Institutional U.S. Government Fund, and Institutional Treasury Fund may be exchanged for shares of the same class of the other Fund or for shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund. An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. Each Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange. Fees and expenses of the other funds may be different. For more information on such fees and expenses, please review this Prospectus and prospectuses of the other funds, each of which can be viewed online or downloaded from the TDAM USA Inc. website at www.tdamusa.com.

Directly with the Funds

By Mail

Exchange requests may be sent via mail and must contain the following:

1.	Your account number;

2.	The Social Security number or Tax Identification Number on the account;

3.	The names of the Fund(s) and Class(es) to be exchanged;

4.	The dollar value of the amount to be exchanged; and

5.	The signatures of all account owners exactly as they are registered on the account;

By Telephone

You may exchange Fund shares by calling (866) 416-4031. You must be a shareholder or authorized person on the account in question.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares through your Financial Intermediary, please contact your Financial Intermediary directly.

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SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Funds do not issue share certificates but record your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Funds provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and Prospectus of the Funds, and any proxy statement or information statement relating to the Funds, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of each Fund are purchased or redeemed is equal to the NAV per share of the Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the net assets of each class, less its liabilities, by the total number of shares outstanding of such class at the time of such computation. For each of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund, the NAV per share is computed as of 5:00 p.m. (Eastern Time) on each Fund Business Day. For the Institutional Municipal Fund, the NAV per share is computed as of 1:00 p.m. (Eastern Time) on each Fund Business Day.

Note:  The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Fund’s NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

Like most money market funds, each Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Fund to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Fund, as determined under the amortized cost method, is monitored in relation to the market value of the Fund.

Dividends

On each day that the NAV of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund is determined, such Fund’s net investment income will be declared daily at 5:00 p.m. (Eastern Time). On each day that the NAV of the Institutional Municipal Fund is determined, the Institutional Municipal Fund’s net investment income will be declared daily at 1:00 p.m. (Eastern Time).

Shareholders begin earning dividends on the business day that their order and payment are received by a Fund. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Fund will be distributed at least annually.

Dividends are declared daily and are paid and reinvested monthly. Dividends and distributions from a Fund will be reinvested in additional full and fractional shares of the same Fund at the NAV determined on the payable date. You may elect to receive any monthly dividend in cash by submitting a written election to the Fund or your Financial Intermediary, as applicable, prior to the posting date of the specific month to which the election to receive cash relates.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

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Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by a Fund are taxable to individual shareholders of a Fund as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution. Due to the nature of the Funds’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Fund. In addition, dividends paid by a Fund will not qualify for the 15% maximum tax rate applicable to certain dividends.

Dividends and other distributions by a Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided such dividend is actually paid by a Fund during January of the following calendar year.

Institutional Municipal Fund.   Generally, income from municipal securities is exempt from U.S. federal income tax, but not from the AMT. The AMT is a tax imposed at a lower rate than the regular federal income tax rate on a taxpayer’s Alternative Minimum Taxable income, computed without taking into account some of the deductions and exemptions generally allowable for federal income tax purposes. Shareholders should consult their tax advisors in order to determine whether they are subject to the AMT.

Institutional U.S. Government Fund.  All or some of the dividends received from the Institutional U.S. Government Fund may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Fund.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Miscellaneous.  Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing  jointly), and of estates and trusts.

The Funds may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Funds in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a Financial Intermediary, the Financial Intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their Financial Intermediaries with respect to the application of these rules to their accounts.

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A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information  regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.  You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Funds are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Funds’ shares generally do not present risks to other shareholders of the Funds, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent frequent purchases and redemptions.

Disclosure of Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available (i) in the Funds’ SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. Information about each Fund’s portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the 1940 Act.  The Company also will publish on the website each Fund’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

FUND MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), 31 West 52nd Street, New York, NY 10019, is the Funds’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for that Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales. Each Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Fund, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Funds (or waive fees) in an effort to maintain certain net yields for the Funds. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2010, the Funds paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.04% (after waivers) with respect to the Institutional Money Market Fund; 0.00% (after waivers) with respect to the Institutional Municipal Fund; 0.09% (after waivers) with respect to the Institutional U.S. Government Fund; and 0.04% (after waivers) with respect to the Institutional Treasury Fund.  The Investment Manager also reimbursed the Institutional Municipal Fund 0.17% for certain fees (as a percentage of average net assets).

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.20% for the Institutional Class of each Fund and 0.45% for the Institutional Service Class of each Fund (each, an “Expense Cap”). With respect to each Class of each Fund, any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Class within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed. Unless specified otherwise, any expense restrictions are voluntary and may be reduced or eliminated at any time upon notifying investors.

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A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Funds is available in the Funds’ semi-annual report dated April 30, 2010.

In addition to the Funds, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010 had total assets under management of approximately $17.4 billion.

Administrator

As administrator, TDAM provides certain services to the Funds. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Funds’ shares.

Shareholder Servicing

The Company’s Shareholder Servicing Plan permits the Institutional Service Class of each Fund to pay banks, broker-dealers or other financial institutions for shareholder support services they provide, at a rate of 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Institutional Service Class of each Fund, and TD Bank N.A. (“TD Bank”), an affiliate of the Investment Manager, TD Bank has agreed to provide shareholder services to the Institutional Service Class of each Fund pursuant to the Shareholder Servicing Plan. The Institutional Service Class of each Fund pays a fee (as a percentage of average net assets) of 0.25% to TD Bank under the Shareholder Services Agreement.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Institutional Service Class of the Institutional Money Market Fund, Institutional Municipal Fund, Institutional U.S. Government Fund and Institutional Treasury Fund, and TD Ameritrade Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, TD Ameritrade has agreed to provide shareholder services to the Institutional Service Class of the Institutional Money Market Fund, Institutional Municipal Fund, Institutional U.S. Government Fund and Institutional Treasury Fund pursuant to the Shareholder Servicing Plan. The Institutional Service Class of the Institutional Money Market Fund, Institutional Municipal Fund, Institutional U.S. Government Fund and Institutional Treasury Fund pays a fee (as a percentage of average net assets) of 0.25% to TD Ameritrade under the Shareholder Services Agreement.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Fund. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available by visiting www.tdamusa.com.

Net Asset Value, Beginning of Period		Net Investment Income 3		Net Realized and Unrealized Gains (Losses) on Investments		Total from Operations		Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Investment Return †	Net Assets End of Period	Ratio of Net Expenses to Average Net Assets		Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

TDAM Institutional Money Market Fund
Institutional Class 1
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$(0.000	)*	$(0.001)	$1.00	0.07%	$68,826,917	0.18%		0.25%	0.07%	N/A
2009	$1.00	$0.005		$0.000	*	$0.005		$(0.005)	$(0.000	)*	$(0.005)	$1.00	0.48%	$121,919,843	0.24	% 4	0.27%	0.42%	N/A
2008	$1.00	$0.028		$0.002		$0.030		$(0.030)	$—		$(0.030)	$1.00	3.09%	$79,445,274	0.20%		0.20%	2.84%	N/A
2007	$1.00	$0.045		$—		$0.045		$(0.045)	$—		$(0.045)	$1.00	4.57%	$78,362,273	0.20	%‡	0.25%‡	5.16%‡	N/A
Institutional Service Class 1
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$(0.000	)*	$(0.001)	$1.00	0.05%	$70,331,204	0.22%		0.51%	0.05%	N/A
2009	$1.00	$0.003		$0.000	*	$0.003		$(0.003)	$(0.000	)*	$(0.003)	$1.00	0.31%	$45,769,954	0.44%		0.52%	0.43%	N/A
2008	$1.00	$0.027		$0.000	*	$0.027		$(0.027)	$—		$(0.027)	$1.00	2.83%	$98,319,407	0.46%		0.46%	2.65%	N/A
2007	$1.00	$0.043		$—		$0.043		$(0.043)	$—		$(0.043)	$1.00	4.35%	$55,429,925	0.45	%‡	0.50%‡	4.91%‡	N/A
TDAM Institutional Municipal Money Market Fund
Institutional Class 5
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$—		$(0.001)	$1.00	0.08%	$72,244,443	0.17	%‡	0.41%‡	0.10%‡	N/A
Institutional Service Class 5
2010	$1.00	$0.000	*	$(0.000	)*	$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.01%	$28,047,689	0.26	%‡	0.65%‡	0.01%‡	N/A
TDAM Institutional U.S. Government Fund
Institutional Class 1
2010	$1.00	$0.000	*	$—		$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.05%	$178,723,341	0.14%		0.16%	0.05%	N/A
2009	$1.00	$0.003		$0.000	*	$0.003		$(0.003)	$(0.000	)*	$(0.003)	$1.00	0.33%	$269,602,168	0.17%		0.17%	0.38%	N/A
2008	$1.00	$0.027		$0.000	*	$0.027		$(0.027)	$(0.000	)*	$(0.027)	$1.00	2.81%	$364,041,732	0.14%		0.14%	2.75%	N/A
2007	$1.00	$0.044		$—		$0.044		$(0.044)	$—		$(0.044)	$1.00	4.52%	$297,808,605	0.16	%‡	0.16%‡	5.10%‡	N/A
Institutional Service Class 1
2010	$1.00	$0.000	*	$—		$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.03%	$472,551,527	0.17%		0.41%	0.03%	N/A
2009	$1.00	$0.002		$0.000	*	$0.002		$(0.002)	$(0.000	)*	$(0.002)	$1.00	0.21%	$286,798,921	0.30%		0.42%	0.23%	N/A
2008	$1.00	$0.025		$0.000	*	$0.025		$(0.025)	$(0.000	)*	$(0.025)	$1.00	2.55%	$349,489,417	0.39%		0.39%	2.50%	N/A
2007	$1.00	$0.042		$—		$0.042		$(0.042)	$—		$(0.042)	$1.00	4.30%	$199,216,136	0.41	%‡	0.41%‡	4.85%‡	N/A
TDAM Institutional Treasury Obligations Money Market Fund
Institutional Service Class 2
2010	$1.00	$0.000	*	$0.000	*	$0.000	*	$(0.000)*	$(0.000	)*	$(0.000)*	$1.00	0.01%	$157,748,832	0.14%		0.46%	0.01%	N/A
2009	$1.00	$0.000	*	$0.000	*	$0.000		$(0.000)*	$—		$(0.000)*	$1.00	0.02%	$127,189,418	0.16	%‡	0.51%‡	0.01%‡	N/A

*	Amount represents less than $0.001 per share.
†
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than a full year are not annualized.

‡	Annualized.
(1)	Fund or Class commenced operations on December 18, 2006.
(2)	Class commenced operations on November 3, 2008.
(3)	Based on average shares outstanding during the period.
(4)	The expense ratio includes the Treasury Guarantee Program. Had this been excluded the ratio would have been 0.20%.
(5)	Class commenced operations on January 20, 2010.

26

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FOR MORE INFORMATION

More information on the Funds is available upon request, including the following:

Shareholder Reports. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Funds and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Funds, and make shareholder inquiries by contacting your financial intermediary or the Funds at the address or telephone number below or by visiting the website provided below:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: (866) 416-4031
Internet site: http://www.tdamusa.com

Text-only versions of the Funds’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Funds’ prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Funds are a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMSTA03

Prospectus
March 1, 2011

TD Asset Management USA Funds Inc.

TDAM Institutional Money Market Fund
Commercial Class (TCCXX)

TDAM Institutional Municipal Money Market Fund
Commercial Class (TMYXX)

TDAM Institutional U.S. Government Fund
Commercial Class (TGCXX)

TDAM Institutional Treasury Obligations Money Market Fund
Commercial Class (TTCXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Funds’ shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

1

TD ASSET MANAGEMENT USA FUNDS INC.

SUMMARY	3
TDAM Institutional Money Market Fund	3
TDAM Institutional Municipal Money Market Fund	6
TDAM Institutional U.S. Government Fund	9
TDAM Institutional Treasury Obligations Money Market Fund	12
DETAILS ABOUT THE FUNDS	15
Fund Overview	15
Investment Objectives	15
Investment Strategies	15
Principal Risks	17
Who May Want to Invest	18
HOW TO BUY AND SELL SHARES	18
How to Buy Shares	18
How to Sell Shares	20
How to Exchange Between Funds	21
SHAREHOLDER INFORMATION	21
Statements and Reports to Shareholders	21
Pricing Your Shares	21
Dividends	22
Taxes	22
Frequent Purchases and Redemptions	23
Disclosure of Portfolio Holdings	23
FUND MANAGEMENT	24
Investment Manager	24
Administrator	24
Distributor	24
Distribution (12b-1) Plan and Other Distribution Arrangements	24
Shareholder Servicing	25
FINANCIAL HIGHLIGHTS	26
FOR MORE INFORMATION	Back Cover

2

SUMMARY

TDAM Institutional Money Market Fund

Investment Objective

The TDAM Institutional Money Market Fund (the “Institutional Money Market Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Money Market Fund.

	Commercial Class
Shareholder Fees (fees paid directly from your investment)		None
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.40%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.11%
Total Other Expenses		0.36%
Total Annual Operating Expenses		0.86%

Example

This Example is intended to help you compare the cost of investing in the Institutional Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Commercial Class	$88	$274	$477	$1,061

3

Investment Strategies

The Institutional Money Market Fund is a money market fund. The Institutional Money Market Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Institutional Money Market Fund’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Institutional Money Market Fund also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets.

Principal Risks

Interest Rate Risk  — The income from the Institutional Money Market Fund will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional Money Market Fund to reinvest assets in lower yielding securities.

Asset-Backed Securities Risk  — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

An investment in the Institutional Money Market Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Commercial Class of the Institutional Money Market Fund. The bar chart shows changes in the Commercial Class’ performance from year to year.  The table below shows average annual total returns of the Commercial Class of the Institutional Money Market Fund. Of course, past performance is not necessarily an indication of how the Institutional Money Market Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

4

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional Money Market Fund — Commercial Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 06/30/10) and 0.01% (for the quarter ended 03/31/10), respectively.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/10 (1)

	1 Year	Since Inception (November 19, 2009)
Institutional Money Market Fund — Commercial Class	0.05%	0.05%

(1)	As of 12/31/10, the 7-day current yield for the Institutional Money Market Fund — Commercial Class was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Money Market Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums.   For shareholders wishing to purchase shares directly from the Institutional Money Market Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund and TDAM Institutional Treasury Obligations Money Market Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax

The Institutional Money Market Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Money Market Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Institutional Money Market Fund and its related companies may pay the Financial Intermediary for the sale of Institutional Money Market Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Institutional Money Market Fund over another investment. Ask your sales person or visit your Financial Intermediary’s website for more information.

5

TDAM Institutional Municipal Money Market Fund

Investment Objective

The TDAM Institutional Municipal Money Market Fund (the “Institutional Municipal Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Municipal Fund.

	Commercial Class
Shareholder Fees (fees paid directly from your investment)		None
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.40%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.97%
Total Other Expenses		1.22%
Total Annual Operating Expenses		1.72%

Example

This Example is intended to help you compare the cost of investing in the Institutional Municipal Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Municipal Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Commercial Class	$175	$542	$933	$2,030

Investment Strategies

The Institutional Municipal Fund is a money market fund. The Institutional Municipal Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional Municipal Fund invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Institutional Municipal Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

6

Principal Risks

Interest Rate Risk  — The income from the Institutional Municipal Fund will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional Municipal Fund to reinvest assets in lower yielding securities.

An investment in the Institutional Municipal Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Municipal Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Commercial Class of the Institutional Municipal Money Market Fund. The bar chart shows changes in the Commercial Class’ performance from year to year.  The table below shows average annual total returns of the Commercial Class of the Institutional Municipal Money Market Fund. Of course, past performance is not necessarily an indication of how the Institutional Money Market Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

7

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional Municipal Money Market Fund — Commercial Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.02%(2) (for the quarter ended 12/31/10) and 0.00% (for the quarter ended 6/30/10), respectively.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/10 (1)

	1 Year	Since Inception (November 23, 2009)
Institutional Municipal Money Market Fund — Commercial Class	0.03%(2)	0.03%(2)

(1)	As of 12/31/10, the 7-day current yield for the Institutional Municipal Money Market Fund was 0.18%.
(2)	Returns exclude the impact of an expense reversal and related special distribution on October 28, 2010.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Municipal Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums.   For shareholders wishing to purchase shares directly from the Institutional Municipal Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Municipal Fund, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund and TDAM Institutional Treasury Obligations Money Market Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Municipal Fund intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Municipal Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Institutional Municipal Fund and its related companies may pay the Financial Intermediary for the sale of Institutional Municipal Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Institutional Municipal Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

8

TDAM Institutional U.S. Government Fund

Investment Objective

The TDAM Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional U.S. Government Fund.

	Commercial Class
Shareholder Fees (fees paid directly from your investment)		None
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.40%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.06%
Total Other Expenses		0.31%
Total Annual Operating Expenses		0.81%

Example

This Example is intended to help you compare the cost of investing in the Institutional U.S. Government Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional U.S. Government Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Commercial Class	$83	$259	$450	$1,002

9

Investment Strategies

The Institutional U.S. Government Fund is a money market fund. The Institutional U.S. Government Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional U.S. Government Fund invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The Institutional U.S. Government Fund normally invests at least 80% of its total assets in government securities.

Principal Risks

Interest Rate Risk  — The income from the Institutional U.S. Government Fund will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional U.S. Government Fund to reinvest assets in lower yielding securities.

An investment in the Institutional U.S. Government Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional U.S. Government Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Commercial Class of the Institutional U.S. Government Fund. The bar chart shows changes in the Commercial Class’ performance from year to year. The table below shows average annual total returns of the Commercial Class of the Institutional U.S. Government Fund. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

10

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional U.S. Government Fund — Commercial Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 06/30/10) and 0.00% (for the quarter ended 03/31/09), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	Since Inception (November 14, 2008)
Institutional U.S. Government Fund — Commercial Class	0.03%	0.05%

(1)	As of 12/31/10, the 7-day current yield for the Institutional U.S. Government Fund — Commercial Class was 0.03%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional U.S. Government Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums.   For shareholders wishing to purchase shares directly from the Institutional U.S. Government Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional U.S. Government Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund and  TDAM Institutional Treasury Obligations Money Market Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional U.S. Government Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the Institutional U.S. Government Fund may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional U.S. Government Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Institutional U.S. Government Fund and its related companies may pay the Financial Intermediary for the sale of Institutional U.S. Government Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Institutional U.S. Government Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

11

TDAM Institutional Treasury Obligations Money Market Fund

Investment Objective

The TDAM Institutional Treasury Fund (the “Institutional Treasury Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Treasury Fund.

	Commercial Class
Shareholder Fees (fees paid directly from your investment)		None
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.50%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.11%
Total Other Expenses		0.36%
Total Annual Operating Expenses		0.96%

Example

This Example is intended to help you compare the cost of investing in the Institutional Treasury Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Commercial Class	$98	$306	$531	$1,178

12

Investment Strategies

The Institutional Treasury Fund is a money market fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Income/Interest Rate Risk  — The income from the Institutional Treasury Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

An investment in the Institutional Treasury Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Treasury Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Commercial Class of the Institutional Treasury Fund. The bar chart shows changes in the Commercial Class’ performance from year to year. The table below shows average annual total returns of the Institutional Treasury Fund. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

13

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional Treasury Fund — Commercial Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.00% (for the quarter ended   12/31/10) and 0.00% (for the quarter ended 03/31/09), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	Since Inception (November 14, 2008)
Institutional Treasury Fund — Commercial Class	0.01%	0.01%

(1)	As of 12/31/10, the 7-day current yield for the Institutional Treasury Fund — Commercial Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Treasury Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums.   For shareholders wishing to purchase shares directly from the Institutional Treasury Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Treasury Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund and TDAM Institutional U.S. Government Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Treasury Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Treasury Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Institutional Treasury Fund and its related companies may pay the Financial Intermediary for the sale of Institutional Treasury Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Institutional Treasury Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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DETAILS ABOUT THE FUNDS

Fund Overview

The Institutional Money Market Fund, the Institutional Municipal Fund, the Institutional U.S. Government Fund, and the Institutional Treasury Fund (each, a “Fund” and collectively, the “Funds”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to the Commercial Class of each of the Institutional Money Market Fund, the Institutional Municipal Fund, the Institutional U.S. Government Fund, and the Institutional Treasury Fund (collectively, the “Classes”). Each Fund offers other share classes through a separate prospectus.

Investment Objectives

Each Fund seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

There is no guarantee that a Fund will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

Investment Strategies

Each Fund is a money market fund. Each Fund invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Fund acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Fund’s holding period. Particular types of money market securities are described in the Funds’ Statement of Additional Information (“SAI”).The Institutional Money Market Fund has the flexibility to invest in a broad range of high quality money market securities. The Institutional Municipal Fund offers income exempt from regular federal income taxes by investing primarily in municipal securities. The Institutional U.S. Government Fund offers an added measure of safety by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the Institutional U.S. Government Fund (and the Institutional Money Market Fund) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “Institutional U.S. Government Fund.” The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash.

As money market funds, the Funds comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Fund maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Fund invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Fund’s Investment Manager.

Each Fund (except the Institutional Treasury Fund) may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

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Institutional Money Market Fund.   The Institutional Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Fund’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Institutional Money Market Fund also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Fund is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Institutional Municipal Fund.   The Institutional Municipal Fund invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Institutional Municipal Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

The Institutional Municipal Fund may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Institutional Municipal Fund may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Institutional Municipal Fund may not achieve its investment objective.

Moreover, although the Institutional Municipal Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Institutional Municipal Fund’s risks.

The Institutional Municipal Fund may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Institutional Municipal Fund to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Institutional U.S. Government Fund.   The Institutional U.S. Government Fund invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The Institutional U.S. Government Fund normally invests at least 80% of its total assets in government securities.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. In addition, a U.S. government guarantee of the securities owned by the Institutional U.S. Government Fund does not guarantee the net asset value of the Fund’s shares.

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The Institutional U.S. Government Fund may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Institutional U.S. Government Fund may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

Institutional Treasury Fund.   The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Institutional Treasury Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Institutional Money Market Fund, Institutional Municipal Fund, and Institutional U.S. Government Fund.  The income from each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund will vary with changes in prevailing interest rates. In addition, each such Fund’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Institutional Treasury Fund.   An investment in the Institutional Treasury Fund is subject to income risk, which is the possibility that the Institutional Treasury Fund’s yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates.

Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

All Funds.   Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Who May Want to Invest

Each of the Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Municipal Fund may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.

•	Investors looking for a liquid investment that preserves capital.

•	Investors pursuing a short-term investment goal.

In addition, the Institutional Municipal Fund may be appropriate for investors looking for income that is exempt from regular federal income tax.

The Institutional Treasury Fund may be appropriate for investors seeking current income through a liquid investment.

HOW TO BUY AND SELL SHARES
Investors may purchase shares of the Funds directly from the Funds or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Funds’ principal underwriter (collectively, “Financial Intermediaries”).

Balance Minimums.   For shareholders wishing to purchase shares directly from the Funds, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund and TDAM Institutional Treasury Obligations Money Market Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Funds reserve the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Fund Business Days.   The Funds are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Fund Business Day”). In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Fund may close early on any Fund Business Day on which the Securities Industry and Financial Markets Association recommends that the bond markets close early. In addition, Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted.

How to Buy Shares

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Fund. There is no sales charge to buy shares of a Fund.

Each Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Directly from the Funds

If you would like to purchase shares of a Fund directly and you do not already have an account with the Funds, you need to open an account with the Funds by completing and signing a New Account Application. To request an application, please visit www.tdamusa.com or call (866) 416-4031. Mail it, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into a Fund. All checks must be made payable to either the name of the specific Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

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The Funds will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity.

By Mail

To purchase shares by mail, simply complete the New Account Application. Please include the name of the Fund and Class in which you intend to invest, make a check payable to the TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund or TDAM Institutional Treasury Fund, as applicable, and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Please note that your bank may charge a wire fee.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Funds’ transfer agent. In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Fund.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Fund through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Funds may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Funds are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

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How to Sell Shares

You may sell (redeem) your shares on a Fund Business Day.

The Funds may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. Each Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV per share.

Directly from the Funds

By Mail

Redemption requests should reference the TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund and applicable Class and be mailed to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

The selling price of the shares being redeemed will be the applicable Class’ per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The number of shares to be sold or the dollar value of the amount to be redeemed;
4.	The signatures of all account owners exactly as they are registered on the account;
5.	Any required medallion signature guarantees; and
6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Redemption proceeds will be sent to the shareholder(s) of record at the address of record upon receipt of all required documents in “Good Order”. During the 10 days following a change of address, requests for redemption checks to be sent to a new address will require a medallion signature guarantee.

By Telephone

You may redeem your shares in a Fund by calling (866) 416-4031. Your redemption request will be priced at the NAV next calculated after the request is received by the Fund. If you call the Institutional Municipal Fund by 1:00 p.m. (Eastern Time) your shares will be priced and redemption proceeds will be wired to you the same day, but you will not be entitled to that day’s dividend. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the applicable Fund or the Funds’ transfer agent within 15 days prior to the request for redemption. If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

By Wire

You may request that the redemption proceeds be wired to your designated bank account if it is maintained at a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

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For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Exchange Between Funds

Shares of each class of the TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, and TDAM Institutional Treasury Fund may be exchanged for shares of the same class of the other Fund or for shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund. An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. Each Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange. Fees and expenses of the other funds may be different. For more information on such fees and expenses, please review this Prospectus and prospectuses of the other funds, each of which can be viewed online or downloaded from the TDAM USA Inc. website at www.tdamusa.com.

Directly with the Funds

By Mail

Exchange requests may be sent via mail and must contain the following:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The names of the Fund(s) and Class(es) to be exchanged;
4.	The dollar value of the amount to be exchanged; and
5.	The signatures of all account owners exactly as they are registered on the account;

By Telephone

You may exchange Fund shares by calling (866) 416-4031. You must be a shareholder or authorized person on the account in question.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares through your Financial Intermediary, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Funds do not issue share certificates but record your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Funds provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and Prospectus of the Funds, and any proxy statement or information statement relating to the Funds, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of each Fund are purchased or redeemed is equal to the NAV per share of the Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the net assets of each class, less its liabilities, by the total number of shares outstanding of such class at the time of such computation. For each of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund, the NAV per share is computed as of 5:00 p.m. (Eastern Time) on each Fund Business Day. For the Institutional Municipal Fund, the NAV per share is computed as of 1:00 p.m. (Eastern Time) on each Fund Business Day.

Note:  The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency.

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To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Fund’s NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

Like most money market funds, each Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Fund to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Fund, as determined under the amortized cost method, is monitored in relation to the market value of the Fund.

Dividends

On each day that the NAV of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund is determined, such Fund’s net investment income will be declared daily at 5:00 p.m. (Eastern Time). On each day that the NAV of the Institutional Municipal Fund is determined, the Institutional Municipal Fund’s net investment income will be declared daily at 1:00 p.m. (Eastern Time).

Shareholders begin earning dividends on the business day that their order and payment are received by a Fund. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Fund will be distributed at least annually.

Dividends are declared daily and are paid and reinvested monthly. Dividends and distributions from a Fund will be reinvested in additional full and fractional shares of the same Fund at the NAV determined on the payable date. You may elect to receive any monthly dividend in cash by submitting a written election to the Fund or your Financial Intermediary, as applicable, prior to the posting date of the specific month to which the election to receive cash relates.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by a Fund are taxable to individual shareholders of a Fund as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution. Due to the nature of the Funds’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Fund. In addition, dividends paid by a Fund will not qualify for the 15% maximum tax rate applicable to certain dividends.

Dividends and other distributions by a Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided such dividend is actually paid by a Fund during January of the following calendar year.

Institutional Municipal Fund.   Generally, income from municipal securities is exempt from U.S. federal income tax, but not from the AMT. The AMT is a tax imposed at a lower rate than the regular federal income tax rate on a taxpayer’s Alternative Minimum Taxable income, computed without taking into account some of the deductions and exemptions generally allowable for federal income tax purposes. Shareholders should consult their tax advisors in order to determine whether they are subject to the AMT.

Institutional U.S. Government Fund.   All or some of the dividends received from the Institutional U.S. Government Fund may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Fund.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

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Miscellaneous.   Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Funds may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Funds in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a Financial Intermediary, the Financial Intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their Financial Intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Funds are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Funds’ shares generally do not present risks to other shareholders of the Funds, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available (i) in the Funds’ SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. Information about each Fund’s portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the 1940 Act. The Company also will publish on the website each Fund’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

23

FUND MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), 31 West 52nd Street, New York, NY 10019, is the  Funds’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for that Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

Each Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Fund, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Funds (or waive fees) in an effort to maintain certain net yields for the Funds. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2010, the Funds paid the following amounts (as a percentage of average net   assets) to the Investment Manager for its services: 0.09% (after waivers) with respect to the Institutional U.S. Government Fund, and 0.04% (after waivers) with respect to the Institutional Money Market Fund, 0.00% (after waivers) with respect to the Institutional Municipal Fund, 0.04% (after waivers) with respect to the Institutional Treasury Fund.  The Investment Manager also reimbursed the Institutional Municipal Fund 0.17% for certain fees (as a percentage of average net assets).

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.85% for the Commercial Class of each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund and 0.95% for the Commercial Class of the Institutional Treasury Fund (each, an “Expense Cap”). With respect to each Class of each Fund, any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Class within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed. Unless specified otherwise, any expense restrictions are voluntary and may be reduced or eliminated at any time upon notifying investors.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Funds is available in the Funds’ semi-annual report dated April 30, 2010.

In addition to the Funds, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010 had total assets under management of approximately $17.4 billion.

Administrator

As administrator, TDAM provides certain services to the Funds. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Funds’ shares.

Distribution (12b-1) Plan and Other Distribution Arrangements

The Funds’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits the Commercial Class of each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund to pay from its assets, distribution fees at a rate not to exceed 0.40% of its annual average daily net assets and the Commercial Class of the Institutional Treasury Fund to pay from its assets, distribution fees at a rate not to exceed 0.50% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to financial institutions (which may include affiliates of the Investment Manager and banks), including TD Bank, N.A. (“TD Bank”), TD Ameritrade Inc., and your Financial Intermediary, pursuant to the terms of selling agreements, selected dealer agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the Commercial Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

24

The 12b-1 Plan also provides that TDAM or any successor investment adviser or administrator (“Successor”), may make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement to such financial institutions (which may include affiliates of the Investment Manager and banks) including TD Bank, TD Ameritrade Inc. and your Financial Intermediary or others who, in TDAM’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Company’s Shareholder Servicing Plan permits the Commercial Class of each Fund to pay banks, broker-dealers or other financial institutions for shareholder support services they provide, at a rate of 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Commercial Class of each Fund, and TD Bank, an affiliate of the Investment Manager, TD Bank has agreed to provide shareholder services to its customers that are shareholders of the Commercial Class of each Fund pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to a fee (as a percentage of average net assets) of 0.25% payable to TD Bank under the Shareholder Services Agreement.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Commercial Class of each Fund and TD Ameritrade Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, TD Ameritrade has agreed to provide shareholder services to its clients that are shareholders of the Commercial Class of each Fund pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to a fee (as a percentage of average net assets) of 0.25% payable to TD Ameritrade under the Shareholder Services Agreement.

25

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Fund. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available by visiting www.tdamusa.com.

Net Asset Value, Beginning of Period		Net Investment Income 1		Net Realized and Unrealized Gains (Losses) on Investments		Total from Operations		Dividends from Net Investment Income		Distributions from Net Realized Gains		Total Dividends and Distributions		Net Asset Value, End of Period	Total Investment Return †	Net Assets End of Period	Ratio of Net Expenses to Average Net Assets		Ratio of Total Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

TDAM Institutional Money Market Fund
Commercial Class 2
2010	$1.00	$0.000	*	$(0.000	)*	$0.000	*	$(0.000	)*	$(0.000	)*	$(0.000	)*	$1.00	0.05%	$22,368,165	0.18	%‡	0.86	%‡	0.05	%‡	N/A
TDAM Institutional Municipal Money Market Fund
Commercial Class 3
2010	$1.00	$0.018	**	$(0.000	)*	$0.018	**	$(0.018	)**	$—		$(0.018	)**	$1.00	1.83%**	$49,066	0.19	%‡	1.72	%‡	0.04	%‡	N/A
TDAM Institutional U.S. Government Fund
Commercial Class 4
2010	$1.00	$0.000	*	$—		$0.000	*	$(0.000	)*	$—		$(0.000	)*	$1.00	0.03%	$181,364,656	0.15%		0.81%		0.03%		N/A
2009	$1.00	$0.001		$0.000	*	$0.001		$(0.001)		$(0.000	)*	$(0.001)		$1.00	0.08%	$230,680,794	0.18	%‡	0.86	%‡	0.04	%‡	N/A
TDAM Institutional Treasury Obligations Money Market Fund
Commercial Class 4
2010	$1.00	$0.000	*	$0.000	*	$0.000	*	$(0.000	)*	$(0.000	)*	$(0.000	)*	$1.00	0.01%	$265,293,553	0.15%		0.96%		0.01%		N/A
2009	$1.00	$0.000	*	$0.000	*	$0.000		$(0.000	)*	$—		$(0.000	)*	$1.00	0.02%	$122,142,915	0.11	%‡	0.87	%‡	0.01	%‡	N/A

*	Amount represents less than $0.001 per share.
†
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than a full year are not annualized.

‡	Annualized.
**
As a result of the timing of an expense reversal for the Commercial Class and related special distribution of $0.018 per share, the per share income, dividends from net investment income, and total return for the Commercial Class do not accord to the results for the Institutional and Institutional Service Class for the period. Due to the nature of the reversal, these results are not indicative or predictive of future performance. Excluding this item, the net investment income per share, dividends from net investment income per share and total investment return would have been $0.000, $0.000 and 0.01%, respectively.

(1)	Based on average shares outstanding during the period.
(2)	Class commenced operations on November 19, 2009.
(3)	Class commenced operations on November 23, 2009.
(4)	Class commenced operations on November 14, 2008.

26

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FOR MORE INFORMATION

More information on the Funds is available upon request, including the following:

Shareholder Reports. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Funds and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Funds, and make shareholder inquiries by contacting your financial intermediary or the Funds at the address or telephone number below or by visiting the website provided below:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: (866) 416-4031
Internet site: http://www.tdamusa.com

Text-only versions of the Funds’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Funds’ prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Funds are a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMSTA04

Prospectus
March 1, 2011

TD Asset Management USA Funds Inc.

TDAM Short-Term Investment Fund (TDSTX)
TDAM Short-Term Bond Fund (TDSBX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Funds’ shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

1

TD ASSET MANAGEMENT USA FUNDS INC.

SUMMARY	3
TDAM Short-Term Investment Fund	3
TDAM Short-Term Bond Fund	7
DETAILS ABOUT THE FUNDS	10
Fund Overview	10
Investment Objectives	10
Investment Strategies	10
Principal Security Types	11
Principal Risks	12
HOW TO BUY AND SELL SHARES	14
How to Buy Shares	14
How to Sell Shares	15
How to Exchange Between Funds	16
SHAREHOLDER INFORMATION	17
Statements and Reports to Shareholders	17
Pricing Your Shares	17
Dividends	18
Taxes	18
Frequent Purchases and Redemptions	19
Disclosure of Portfolio Holdings	19
FUND MANAGEMENT	20
Investment Manager	20
Portfolio Managers	20
Administrator	21
Distributor	21
FINANCIAL HIGHLIGHTS	22
FOR MORE INFORMATION	Back Cover

2

SUMMARY

TDAM Short-Term Investment Fund

Investment Objective

The TDAM Short-Term Investment Fund (the “Short-Term Investment Fund”) seeks to provide a high level of income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Short-Term Investment Fund.

Short-Term Investment Fund
Shareholder Transaction Fees (fees paid directly from your investment)	None
Maximum Sales Charge (Load) Imposed on Purchases	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	None
Other Expenses	1.59%
Total Annual Operating Expenses	1.79%

Example

This Example is intended to help you compare the cost of investing in the Short-Term Investment Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Short-Term Investment Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$182	$563	$970	$2,105

Portfolio Turnover

The Short-Term Investment Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Short-Term Investment Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Short-Term Investment Fund’s performance. During the most recent fiscal year, the Short-Term Investment Fund’s portfolio turnover rate was 530% of the average value of its portfolio.

3

Investment Strategies

Under normal circumstances, the Short-Term Investment Fund invests at least 80% of its assets in investment-grade debt securities (debt securities rated in one of the four highest ratings categories by a nationally recognized statistical rating organization). An unrated debt security may be treated as investment-grade if warranted by the Investment Manager’s analysis. For purposes of this policy, investment-grade debt securities will include all fixed-income securities (both fixed and floating-rate securities), special purpose entities (such as asset-backed or mortgage-backed security issuers), money market securities and repurchase agreements. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Short-Term Investment Fund of one year or less for securities which the Short-Term Investment Fund holds.

The Investment Manager will allocate the Short-Term Investment Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity. The Short-Term Investment Fund may sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

In selecting investments for the Short-Term Investment Fund, the Investment Manager will analyze a security’s structural features and current price, trading opportunities and the credit quality of the issuer.

Principal Risks

If the Investment Manager’s strategies do not work as intended, the Short-Term Investment Fund may not achieve its investment objective.

Investment Risk  — You could lose money on your investment in the Short-Term Investment Fund, or the Short-Term Investment Fund could underperform other investments.

Interest Rate Risk  — Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Interest rate risk is the risk that the Short-Term Investment Fund’s fixed-income securities will decline in value because of increases in market interest rates.

Credit Risk  — Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer or credit enhancer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Short-Term Investment Fund’s investment in that issuer.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Short-Term Investment Fund to reinvest its assets in lower yielding securities.

Mortgage-Backed Securities Risk  — The value of the Short-Term Investment Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Short-Term Investment Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Asset-Backed Securities Risk  — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the Short-Term Investment Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

4

An investment in the Short-Term Investment Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table illustrate the risks of investing in the Short-Term Investment Fund. The bar chart shows changes in the Fund’s performance from year to year. The table below shows average annual total returns of the Short-Term Investment Fund and shows how these returns compare with the returns of a broad-based security index and a blended benchmark index which consists 50% of the Citigroup 1-year Treasury Bill Index and 50% of the Citigroup 6-Month Treasury Bill Index. The Fund has changed its benchmark index from the Citigroup 3-Month Treasury Bill Index to the Citigroup 1-year Treasury Bill Index, which consists of a single 1-year Treasury Bill whose return is tracked until its maturity. The Investment Manager believes that the new benchmark index better represents the market targeted by the Short-Term Investment Fund. Of course, past performance is not necessarily an indication of how the Short-Term Investment Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN as of 12/31 each year

Short-Term Investment Fund

For the period covered by the bar chart, the highest and lowest quarterly returns were 1.26% (for the quarter ended   06/30/07) and - 0.81% (for the quarter ended 09/30/08), respectively.

5

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10

	1 Year	Since Inception (December 18, 2006)*
Short-Term Investment Fund
Return Before Taxes	0.48%	1.75%
Return After Taxes on Distributions	0.42%	1.03%
Return After Taxes on Distributions And Sale of Fund Shares	0.31%	1.07%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees or expenses)	0.13%	1.69%
Citigroup 1-Year Treasury Bill Index (reflects no deduction for fees or expenses)	0.73%	3.01%

*Index returns provided from December 31, 2006.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Short-Term Investment Fund’s investment manager.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day to day management of the Short-Term Investment Fund appears in the table below.

Portfolio Manager	Title	Length of Service
Adam Wagstaffe	Portfolio Manager	Since April 2000
Michael McFadden	Portfolio Manager	Since December 1995

For information about purchase and sale of Fund shares, taxes, and payments to broker-dealers and other financial intermediaries, please see Important Additional Information on page 10 of the prospectus.

6

TDAM Short-Term Bond Fund

Investment Objective

The TDAM Short-Term Bond Fund (the “Short-Term Bond Fund”) seeks to provide a high level of income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Short-Term Bond Fund.

Short-Term Bond Fund
Shareholder Transaction Fees (fees paid directly from your investment)	None
Maximum Sales Charge (Load) Imposed on Purchases	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	None
Other Expenses	0.37%
Total Annual Operating Expenses	0.62%

Example

This Example is intended to help you compare the cost of investing in the Short-Term Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Short-Term Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Short-Term Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Short-Term Bond Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Short-Term Bond Fund’s performance. During the most recent fiscal year, the Short-Term Bond Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Investment Strategies

Under normal circumstances, the Short-Term Bond Fund invests at least 80% of its assets in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations (debt obligations rated in one of the four highest ratings categories by a nationally recognized statistical rating organization) of banks and corporations. An unrated debt obligation may be treated as investment-grade if warranted by the Investment Manager’s analysis. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Short-Term Bond Fund of 3 years or less for securities which the Short-Term Bond Fund holds.

The Investment Manager will allocate the Short-Term Bond Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

7

In selecting investments for the Short-Term Bond Fund, the Investment Manager will analyze a security’s structural features and current price, trading opportunities and the credit quality of the issuer. The Short-Term Bond Fund may invest in mortgage-backed and asset-backed securities. The Short-Term Bond Fund may sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

In managing the Short-Term Bond Fund, the Investment Manager will use a proprietary investment philosophy, which places a strong emphasis on fundamental credit research. Pursuant to this philosophy, the Investment Manager will invest the assets of the Short-Term Bond Fund in securities that have a lower average credit quality than its benchmark index, the Merrill Lynch 1 – 3 Year Treasury Index, because such investments provide sufficient incremental income to justify their additional risk. The Investment Manager will also seek to minimize deviations from the average duration of the Short-Term Bond Fund’s benchmark index, consistent with the belief that interest rate speculation is not appropriate for a long-term investment philosophy. In addition, the Investment Manager will seek to enhance returns by taking advantage of yield differentials among securities.

Principal Risks

If the Investment Manager’s strategies do not work as intended, the Short-Term Bond Fund may not achieve its investment objective.

Investment Risk  — You could lose money on your investment in the Short-Term Bond Fund, or the Short-Term Bond Fund could underperform other investments.

Interest Rate Risk  — Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Interest rate risk is the risk that the Short-Term Bond Fund’s fixed-income securities will decline in value because of increases in market interest rates.

Credit Risk  — Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer or credit enhancer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Short-Term Bond Fund’s investment in that issuer.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Short-Term Bond Fund to reinvest its assets in lower yielding securities.

Mortgage-Backed Securities Risk  — The value of the Short-Term Bond Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Short-Term Bond Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Asset-Backed Securities Risk  — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the Short-Term Bond Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

An investment in the Short-Term Bond Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table illustrate the risks of investing in the Short-Term Bond Fund. The bar chart shows changes in the Fund’s performance from year to year. The table below shows average annual total returns of the Short-Term Bond Fund. Of course, past performance is not necessarily an indication of how the Short-Term Bond Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

8

ANNUAL TOTAL RETURN as of 12/31 each year

Short-Term Bond Fund

For the period covered by the bar chart, the highest and lowest quarterly returns were 2.96% (for the quarter ended 12/31/08) and -0.50% (for the quarter ended 6/30/08), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10

	1 Year	Since Inception (December 18, 2006)*
Short-Term Bond Fund
Return Before Taxes	2.47%	4.03%
Return After Taxes on Distributions	1.81%	2.81%
Return After Taxes on Distributions And Sale of Fund Shares	1.63%	2.73%
Bank of America Merrill Lynch 1 – 3 Year Treasury Index (reflects no deduction for fees or expenses)	2.35%	4.23%

*Index returns provided from December 31, 2006.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Short-Term Bond Fund’s investment manager.

Portfolio Managers

The names, titles, length of service of the persons who are primarily responsible for the day to day management of the Short-Term Bond Fund appear in the table below.

Portfolio Manager	Title	Length of Service
Glenn Davis	Portfolio Manager	Since January 2009
Dennis Woessner	Portfolio Manager	Since September 2009

For information about purchase and sale of Fund shares, taxes, and payments to broker-dealers and other financial intermediaries, please see Important Additional Information on page 10 of the prospectus.

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Important Additional Information

Purchase and Sale of Fund Shares
You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums.   For shareholders wishing to purchase shares directly from either of the Funds, there is an initial purchase and minimum account balance requirement of $1,000,000 per Fund, per shareholder. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Taxes

Each Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

DETAILS ABOUT THE FUNDS

Fund Overview

The Short-Term Investment Fund and the Short-Term Bond Fund (each, a “Fund” and together, the “Funds”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Investment Objectives

The investment objective of each Fund is to provide a high level of income consistent with the preservation of capital and liquidity.

Investment Strategies

Under normal circumstances, the Short-Term Investment Fund invests at least 80% of its assets in investment-grade debt securities (debt securities rated in one of the four highest ratings categories by a nationally recognized statistical rating organization (“NRSRO”)). An unrated debt security may be treated as investment-grade if warranted by the Investment Manager’s analysis. For purposes of this policy, investment-grade debt securities will include all fixed-income securities (both fixed and floating-rate securities), special purpose entities (such as asset-backed or mortgage-backed security issuers), money market securities and repurchase agreements. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Fund of one year or less for securities which the Fund holds.

Under normal circumstances, the Short-Term Bond Fund invests at least 80% of its assets in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations (debt obligations rated in one of the four highest ratings categories by a NRSRO) of banks and corporations. An unrated debt obligation may be treated as investment-grade if warranted by the Investment Manager’s analysis. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Fund of 3 years or less for securities which the Fund holds.

The Investment Manager will allocate each Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

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The Investment Manager will not allocate more than 10% of the Short-Term Investment Fund’s assets to the securities of a single issuer. Notwithstanding such restriction, the Investment Manager may invest more than 10% of the Short-Term Investment Fund’s assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Investment Manager will not invest more than 10% of the Short-Term Investment Fund’s assets in securities rated below investment-grade by a NRSRO at the time of purchase. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Short-Term Investment Fund of one year or less for securities which the Short-Term Investment Fund holds and a maximum term to maturity for any individual security of 3 years. In determining a security’s maturity for purposes of calculating the Short-Term Investment Fund’s average maturity, an estimate of the average time remaining for its principal to be repaid may be used.

The Investment Manager will not (i) allocate more than 10% of the Short-Term Bond Fund’s assets to the securities of a single issuer; (ii) invest more than 75% of the Short-Term Bond Fund’s assets in securities of corporate issuers; or (iii) invest more than 30% of its assets in securities rated BBB or lower by Standard & Poor’s, Inc. Notwithstanding such restrictions, the Investment Manager may invest more than 10% of the Short-Term Bond Fund’s assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Short-Term Bond Fund of 3 years or less for securities which the Short-Term Bond Fund holds. In determining a security’s maturity for purposes of calculating the Short-Term Bond Fund’s average maturity, an estimate of the average time remaining for its principal to be repaid may be used.

The Investment Manager will invest more than 25% of the Short-Term Investment Fund’s total assets in the financial services industry.

In selecting investments for each Fund, the Investment Manager will analyze a security’s structural features and current price, trading opportunities and the credit quality of the issuer. Each Fund may sell securities for a variety of reasons, such as to adjust its portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Like the Short-Term Investment Fund, the Short-Term Bond Fund may invest in mortgage-backed and asset-backed securities.

In managing the Short-Term Bond Fund, the Investment Manager will use a proprietary investment philosophy, which places a strong emphasis on fundamental credit research. Pursuant to this philosophy, the Investment Manager will invest the assets of the Short-Term Bond Fund in securities that have a lower average credit quality than its benchmark index, the Merrill Lynch 1 – 3 Year Treasury Index, because such investments provide sufficient incremental income to justify their additional risk. The Investment Manager will also seek to minimize deviations from the average duration of the Short-Term Bond Fund’s benchmark index, consistent with the belief that interest rate speculation is not appropriate for a long-term investment philosophy. In addition, the Investment Manager will seek to enhance returns by taking advantage of yield differentials among securities.

In addition to the principal investment strategies discussed above, the Investment Manager may also utilize futures, credit default swaps, interest rate swaps, total return swaps and other derivative instruments to seek to enhance returns or to hedge against fluctuating interest rates or other risks associated with its investments in fixed income securities.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

Principal Security Types

Fixed-income securities (or debt obligations) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Fixed-income securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, and other securities that the Investment Manager believes have debt-like characteristics, including hybrids and synthetic securities.

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Money market securities are debt obligations with a term to maturity of less than one year issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

Asset-backed securities are securities backed by pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Mortgage-backed securities are generally pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers.

Foreign securities include non-U.S. dollar-denominated securities, Eurodollar securities and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

 Principal Risks

Investment Risk  — You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Interest Rate Risk  — Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Interest rate risk is the risk that the Fund’s fixed-income securities will decline in value because of increases in market interest rates. The Fund will be subject to interest rate risk with respect to its investments in fixed rate debt securities, which generally will lose value in direct response to rising interest rates. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value.

Credit Risk  — Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a Fund’s investment in that issuer. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Not all of the U.S. government and agency securities in which the Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

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Mortgage-Backed Securities Risk  — The value of the Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by U.S. government agencies or instrumentalities (“Agencies”), but may also be issued or guaranteed by other private issuers. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Asset-Backed Securities Risk  — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Repurchase Agreements Risk  — Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Foreign Securities Risk  — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to exchange rate fluctuations. Foreign companies may not be subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies. In addition, some foreign stock exchanges, brokers and companies have less government supervision and regulation than their U.S. counterparts.

Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. To the extent any investments are in developing countries, these risks may be heightened.

Finally, foreign securities investments are subject to currency risk, which is the risk that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies. Generally, when the U.S. dollar rises in value against another country’s currency, an investment in that country loses value because its currency is worth fewer U.S. dollars.

Other (Non-Principal) Risk

Derivatives Risk  — To the extent a Fund invests in derivatives, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Investment Manager’s incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or a market. In addition, because these instruments tend to magnify changes in an index or market, downward price changes in a security may result in a loss greater than a Fund’s investment in the security.

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HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Funds directly from the Funds or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Funds’ principal underwriter (collectively, “Financial Intermediaries”).

Balance Minimums.   For shareholders wishing to purchase shares directly from either of the Funds, there is an initial purchase and minimum account balance requirement of $1,000,000 per Fund, per shareholder.  The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Funds reserve the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Fund Business Days.   The Funds are open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Fund Business Day”). In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interest, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Fund may close early on any Fund Business Day which the Securities Industry and Financial Markets Association recommends that the bond markets close early. In addition, Fund shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

How to Buy Shares

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Fund. There is no sales charge to buy shares of a Fund.

Each Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Directly from the Funds

If you would like to purchase shares of a Fund directly and you do not already have an account with the Funds, you need to open an account with the Funds by completing and signing a New Account Application. To request an application, please visit www.tdamusa.com or call (866) 416-4031. Mail it, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into a Fund. All checks must be made payable to either the name of the specific Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

The Funds will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity.

By Mail

To purchase shares by mail, simply complete the New Account Application. Please include the name of the Fund in which you intend to invest, make a check payable to the TDAM Short-Term Investment Fund or the TDAM Short-Term Bond Fund, and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

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By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Please note that your bank may charge a wire fee.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Funds’ transfer agent. In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Fund.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Fund through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Funds may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Funds are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Fund Business Day.

The Funds may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. Each Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV per share.

Directly from the Funds

By Mail

Redemption requests should reference the TDAM Short-Term Investment Fund or TDAM Short-Term Bond Fund and be mailed to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

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The selling price of the shares being redeemed will be the applicable Fund’s per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The number of shares to be sold or the dollar value of the amount to be redeemed;
4.	The signatures of all account owners exactly as they are registered on the account;
5.	Any required medallion signature guarantees; and
6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Redemption proceeds will be sent to the shareholder(s) of record at the address of record upon receipt of all required documents in “Good Order.” During the 10 days following a change of address, requests for redemption checks to be sent to a new address will require a medallion signature guarantee.

By Telephone

You may redeem your shares in a Fund by calling (866) 416-4031. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the applicable Fund or the Funds’ transfer agent within 15 days prior to the request for redemption. If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Exchange Between Funds

Shares of each Fund may be exchanged for shares of the other Fund or for shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund. An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. Each Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

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Directly with the Funds

By Mail

Exchange requests may be sent via mail and must contain the following:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The names of the Fund(s) to be exchanged;
4.	The dollar value of the amount to be exchanged;
5.	The signatures of all account owners exactly as they are registered on the account;

By Telephone

You may exchange Fund shares by calling (866) 416-4031. You must be a shareholder or authorized person on the account in question.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares through your Financial Intermediary, please contact your Financial Intermediary directly.

 SHAREHOLDER INFORMATION

 Statements and Reports to Shareholders

The Funds do not issue share certificates but record your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Funds provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses only one copy of each of the annual and semi-annual financial statements and prospectus of the Funds, and any proxy statement or information statement relating to the Funds, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

 Pricing Your Shares

The price at which shares of each Fund are purchased or redeemed is equal to the NAV per share of a Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time), on each Fund Business day.

Note:  The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. When market quotations are not readily available, or not reflective of fair value as determined in accordance with fair value procedures approved by the Board of Directors (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent a Fund holds securities that are traded in foreign markets, the Fund may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

Because each Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund’s share value may change on days when stockholders will not be able to purchase or redeem such Fund’s shares. In addition, trading in some of a Fund’s portfolio securities may not occur on days when the Fund is open for business.

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Each Fund’s shares are sold or redeemed, respectively, at the next NAV per share (subject to any applicable redemption fee, in the case of certain redemptions) calculated after an order and payment are accepted or a redemption request is received by that Fund in the manner described under “How to Buy and Sell Shares.”

Dividends

On each day that the NAV of a Fund is determined, such Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern Time). Shareholders begin earning dividends on the business day that their order and payment are received by a Fund. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Fund will be distributed at least annually.

Dividends are declared daily and are paid and reinvested monthly. Dividends and distributions from a Fund will be reinvested in additional full and fractional shares of the same Fund at the NAV determined on the payable date. You may elect to receive any monthly dividend in cash by submitting a written election to the Fund or your Financial Intermediary, as applicable, prior to the posting date of the specific month to which the election to receive cash relates.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by a Fund are taxable to individual shareholders of a Fund as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution. Due to the nature of the Funds’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Fund. In addition, dividends paid by a Fund will not qualify for the 15% maximum tax rate applicable to certain dividends.

Dividends and other distributions by a Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided such dividend is actually paid by a Fund during January of the following calendar year.

Short-Term Bond Fund.   All or some of the dividends received from the Short-Term Bond Fund may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Fund.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Miscellaneous.   Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including  interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married  filing jointly), and of estates and trusts.

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The Funds may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Funds in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a Financial Intermediary, the Financial Intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their Financial Intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Funds are designed for short-term investing and frequent purchases and redemptions of the Funds’ shares generally are not expected to harm other shareholders of the Funds, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent frequent purchases and redemptions. However, frequent purchases and redemptions of a Fund’s shares may result in additional costs for the Fund.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ respective portfolio securities is available (i) in the Fund’s SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. Each Fund’s complete portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website each Fund’s month-end top ten holdings, generally also with a 30 day-lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

19

FUND MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), 31 West 52nd Street, New York, NY 10019, is the Funds’ investment manager. The Investment Manager makes decisions with respect to and places orders for each Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

The Short-Term Investment Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services at the annual rate of 0.20% of its average daily net assets. The Short-Term Bond Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services at the annual rate of 0.25% of its average daily net assets. The Investment Manager from time to time may assume certain expenses of the Funds (or waive its fees), which would have the effect of increasing returns to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2010, the Funds paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.00% (after waivers) with respect to the Short-Term Investment Fund; and 0.06% (after waivers) with respect to the Short-Term Bond Fund.  The Investment Manager also reimbursed the Short-Term Investment Fund 1.24% for certain fees (as a percentage of average net assets.)

The Investment Manager has voluntarily agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.35% for the Short-Term Investment Fund and 0.43% for the Short-Term Bond Fund (each, an “Expense Cap”). With respect to each Fund, any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver shall be repaid to the Investment Manager by the respective Fund within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Fund shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Fund’s total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Fund at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No waived amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such waived amount was waived or reimbursed. Unless specified otherwise, any expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

A discussion regarding the basis of the Board of Directors approval of the investment advisory contract of the Funds is available in the Funds semi-annual report dated April 30, 2010.

 In addition to the Funds, the Investment Manager currently serves as investment manager to other series of the  Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010 had total assets under management of approximately $17.4 billion.

 Portfolio Managers

 The business experience during the past 5 years of the persons who are primarily responsible for the day to day management of the Funds appears in the table below.

Short-Term Investment Fund

Portfolio Manager	Business Experience During Last 5 Years
Adam Wagstaffe
Since April 2000, Managing Director and Portfolio Manager at TD Asset Management. Prior to joining TD, served seventeen years at TD Bank Financial Group in a number of positions, including Chief Dealer of Foreign Exchange, Manager of Foreign Exchange and Money Market Japan and Director of Asset Liability Management Head Office.

Michael McFadden	Since January 2006, Vice President and Director and from October 1995 to December 2005, First Vice President of Portfolio Management at TDAM.

20

Short-Term Bond Fund

Portfolio Manager	Business Experience During Last 5 Years
Glenn Davis
Since January 2009, Managing Director and Portfolio Manager at TDAM; From March 2005 through December 2008, Senior Vice President and Chief Investment Strategist at TD BankNorth. From April 2002 through February 2005, Director of Fixed Income at Freedom Capital Management LLC.

Dennis Woessner	Since September 2009, Vice President and Director and Portfolio Manager at TDAM: From 2003 through 2008, Fixed Income Portfolio Manager at Aviva Investors.

Additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of shares of the Funds is available in the Funds’ SAI.

Administrator

As administrator, TDAM provides certain services to the Funds. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Funds’ shares.

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FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Fund. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available by visiting www.tdamusa.com.

Net Asset Value, Beginning of Period		Net Investment Income 2	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Investment Return †	Net Assets End of Period	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

TDAM Short-Term Investment Fund 1
2010	$9.85	$0.013	$0.041	$0.054	$(0.014)	$—		$(0.014)	$9.89	0.55%	$7,499,414	0.35%	1.79%	0.14%	530%
2009	$9.85	$0.061	$(0.014)	$0.047	$(0.047)	$(0.000	)*	$(0.047)	$9.85	0.48%	$10,586,840	0.35%	1.07%	0.62%	402%
2008	$9.98	$0.304	$(0.119)	$0.185	$(0.315)	$—		$(0.315)	$9.85	1.86%	$26,987,922	0.35%	0.82%	3.05%	0%
2007	$10.00	$0.441	$(0.021)	$0.420	$(0.440)	$—		$(0.440)	$9.98	4.27%	$17,172,672	0.35%‡	1.37%‡	5.09%‡	0%
TDAM Short-Term Bond Fund 1
2010	$10.25	$0.154	$0.144	$0.298	$(0.163)	$(0.065)		$(0.228)	$10.32	2.95%	$75,199,783	0.43%	0.62%	1.50%	83%
2009	$9.88	$0.281	$0.379	$0.660	$(0.290)	$—		$(0.290)	$10.25	6.76%	$36,213,336	0.43%	0.68%	2.78%	122%
2008	$10.02	$0.407	$(0.139)	$0.268	$(0.408)	$—		$(0.408)	$9.88	2.67%	$21,058,917	0.43%	0.85%	4.04%	29%
2007	$10.00	$0.411	$0.017	$0.428	$(0.408)	$—		$(0.408)	$10.02	4.37%	$18,535,917	0.43%‡	1.60%‡	4.73%‡	39%

*	Amount represents less than $0.001 per share.
†
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than a full year are not annualized.

‡	Annualized.
(1)	Fund or Class commenced operations on December 18, 2006.
(2)	Based on average shares outstanding during the period.

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FOR MORE INFORMATION

More information on the Funds is available upon request, including the following:

Shareholder Reports. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Funds and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Funds, and make shareholder inquiries by contacting your financial intermediary or the Funds at the address or telephone number below or by visiting the website provided below:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: 866.416.4031
Internet site: http://www.tdamusa.com

Text-only versions of the Funds’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Funds’ prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Funds are a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMSTA05

Prospectus
March 1, 2011

TD Asset Management USA Funds Inc.

TDAM Global Sustainability Fund

Institutional Class (TDGFX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Fund’s shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

1

TD ASSET MANAGEMENT USA FUNDS INC.

SUMMARY	3
DETAILS ABOUT THE FUND	7
Fund Overview	7
Investment Objective	7
Investment Strategies	7
Principal Security Types	8
Principal Risks	8
HOW TO BUY AND SELL SHARES	10
How to Buy Shares	10
How to Sell Shares	12
SHAREHOLDER INFORMATION	14
Statements and Reports to Shareholders	14
Pricing Your Shares	14
Dividends	14
Taxes	15
Frequent Purchases and Redemptions	16
Disclosure of Portfolio Holdings	17
FUND MANAGEMENT	17
Investment Manager	17
Portfolio Managers	18
Administrator	18
Distributor	18
FINANCIAL HIGHLIGHTS	19
FOR MORE INFORMATION	Back Cover

2

SUMMARY

Investment Objective

The TDAM Global Sustainability Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)	None
Maximum Sales Charge (Load) Imposed on Purchases	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	1.61%
Total Annual Operating Expenses	2.21%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$224	$691	$1,185	$2,544

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies around the globe that are viewed as contributing to the world’s future sustainability. TDAM USA Inc., the Fund’s investment manager (the “Investment Manager” or “TDAM”) selects investments for the Fund from (i) companies that are viewed as leaders with respect to environmental stewardship, corporate governance and/or protecting the rights of shareholders, employees and the communities in which they operate, each as determined in accordance with criteria established by TDAM; and/or (ii) companies specializing in clean energy technology, clean water and resource efficiency. The criteria used by TDAM to identify companies for investment may include the company’s track record with respect to sustainable practices, environmental reporting, resource efficiency, emissions reduction, human rights, employment standards, community relations, shareholder rights, board independence, industry-specific criteria and other factors.

The Investment Manager applies fundamental analysis to pinpoint at least 50 companies with the most compelling financial and sustainability characteristics.

3

While the Fund generally focuses on investments in large-capitalization companies, the Fund may invest to a lesser extent in small- and mid-capitalization companies. A company is determined to be a large-capitalization company, mid-capitalization company or small-capitalization company based on its market capitalization. It is anticipated that the average market capitalization of companies in which the Fund invests will approximate $30 billion or more.

In addition, while the Fund generally invests in companies located in developed market countries it may invest up to 20% of its asset in companies located in emerging market countries.

The Fund invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of companies, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) of foreign issuers.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may be subject to the following principal risks.

Stock Market Risk  — The market value of the Fund’s investments will fluctuate as the stock markets fluctuate. Stock prices may decline in response to adverse economic, industry, political or regulatory developments.

Strategy Risk  — The Fund’s strategy to invest primarily in equity securities of companies that are viewed as contributing to the world’s future sustainability, as described above, may limit the number of investment opportunities available to the Fund, and the Fund may forgo some market opportunities available to funds that do not have such a strategy.

Issuer Risk  — The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any company may perform poorly, causing the value of its securities to decline.

Foreign Securities Risk  — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

Foreign Currency Risk  — Foreign currency risk is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund.

4

Emerging Markets Risk  — While investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, these risks are heightened with respect to investments in emerging market countries, where there is an even greater amount of economic, political and social instability.

Large-Capitalization Stock Risk  — By focusing on investments in large-capitalization companies, the Fund may underperform funds that invest primarily in stocks of smaller-capitalization companies during instances when smaller-capitalization company stocks are in favor.

Small- and Mid-Capitalization Stock Risk  — To the extent the Fund invests in small- and mid-capitalization companies, it is likely to be more volatile than a fund that invests solely in large-capitalization companies. Smaller companies have limited product lines, markets or financial resources. The trading volume of smaller company stocks is normally lower than that of larger companies. Changes in the demand for the stocks of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Liquidity Risk  — This is the risk that certain securities that the Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.

Performance

The following bar chart and table illustrate the risk of investing in the Fund.  The bar chart shows the Fund’s performance from year to year.  The table below shows the average annual total returns of the Fund compared to those of a broad measure of market performance.  Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

5

ANNUAL TOTAL RETURN as of 12/31 each year

Global Sustainability Fund — Institutional Class

For the period covered by the bar chart, the highest and lowest quarterly returns were 11.12% (for the quarter ended 09/30/10) and-13.09% (for the quarter ended 06/30/10), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10

	1 Year	Since Inception (March 25, 2009)
Global Sustainability Fund — Institutional Class
Return Before Taxes	0.27%	23.24%
Return After Taxes on Distributions	(2.54)%	20.26%
Return After Taxes on Distributions And Sale of Fund Shares	0.37%	18.35%
MSCI World Index (reflects no deduction for fees or expenses)	11.76%	34.2%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investors’ tax situation and may differ from those shown above.  After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Fund’s investment manager.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day to day management of the Fund appear in the table below.

Portfolio Manager	Title	Length of Service
Charles Edwardes-Ker	Portfolio Manager	Since March 2009
Thomas George, CFA	Portfolio Manager	Since March 2009

Purchase and Sale of Fund Shares
You may purchase or sell (redeem) shares on days when the New York Stock Exchange is open for regular trading. You may sell shares by phone or by mail.

Balance Minimums.   For shareholders wishing to purchase shares directly from the Fund, there is an initial purchase and minimum account balance requirement of $1,000,000 per shareholder. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Tax

The Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

6

DETAILS ABOUT THE FUND

Fund Overview

The TDAM Global Sustainability Fund (the “Fund”) is a series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. This prospectus relates to Institutional Class shares of the Fund, which is currently the only class of shares offered by the Fund.

Investment Objective

The investment objective of the Fund is long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval. The Fund will not change its investment objective without providing at least 60 days’ prior notice to shareholders.

Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies around the globe that are viewed as contributing to the world’s future sustainability. Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by the Investment Manager in which case the Fund would invest at least 30%) in companies having their principal place of business outside the United States. The Investment Manager selects investments for the Fund from (i) companies that are viewed as leaders with respect to environmental stewardship, corporate governance and/or protecting the rights of shareholders, employees and communities in which they operate, each as determined in accordance with criteria established by TDAM; and/or (ii) companies specializing in clean energy technology, clean water and resource efficiency. The criteria used by TDAM to identify companies for investment may include the company’s track record with respect to sustainable practices, environmental reporting, resource efficiency, emissions reduction, human rights, employment standards, community relations, shareholder rights, board independence, industry-specific criteria and other factors.

The Investment Manager applies fundamental analysis to pinpoint at least 50 companies with the most compelling financial and sustainability characteristics.

While the Fund generally focuses on investments in large-capitalization companies, the Fund may invest to a lesser extent in small- and mid-capitalization companies. A company is determined to be a large-capitalization company, mid-capitalization company or small-capitalization company based on its market capitalization. As of February 28, 2011, the Fund defined large-capitalization companies as companies with a market capitalization of greater than $10 billion, mid-capitalization companies as companies with a market capitalization of $3.5 billion to $10 billion, and small-capitalization companies as companies with a market capitalization of less than $3.5 billion.   It is anticipated that the average market capitalization of companies in which the Fund invests will approximate $30 billion or more. In addition, while the Fund generally invests in companies located in developed market countries, it may invest up to 20% of its assets in companies located in emerging market countries.

The Fund invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of companies, including sponsored or unsponsored ADRs and GDRs of foreign issuers.

7

The Investment Manager may sell securities for a variety of reasons, including to limit losses or take advantage of better opportunities or as a result of a material change to the issuers business.

In order to meet anticipated liquidity needs, the Fund may temporarily hold a portion or all of its assets in cash or in short-term fixed income securities, including U.S. Government obligations. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of these investments is that the Fund may not achieve its investment objective.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, warrants, convertible securities and depositary receipts for those securities.

Foreign securities include non-U.S. dollar-denominated securities, Eurodollar securities and equity securities issued by non-U.S. companies or issuers.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may be subject to the following principal risks:

Stock Market Risk  — The market value of the Fund’s investments will fluctuate as the stock markets fluctuate. Stock prices may decline in response to adverse economic, industry, political or regulatory developments. These developments may affect a single industry or section of the economy or it may affect the market as a whole. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of large-cap companies may react differently from the stocks of small-cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war and other geopolitical events can have a dramatic adverse effect on stock markets. Over the past several years, stock markets have experienced substantial price volatility. Accordingly, the values of the investments that the Fund holds may decline over short or extended periods.

Strategy Risk  — The Fund’s strategy to invest primarily in equity securities of companies that are viewed as contributing to the world’s future sustainability, as described above, may limit the number of investment opportunities available to the Fund, and the Fund may forgo some market opportunities available to funds that do not have such a strategy. As a result, the Fund’s investment returns may be affected.

Issuer Risk  — The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any company may perform poorly, causing the value of its securities to decline. Changes in the financial condition of a company, changes in specific market, economic, political and regulatory conditions that affect the particular company, and changes in general market, economic, political and regulatory conditions can adversely affect the price of a company’s securities.

Foreign Securities Risk  — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Foreign companies may not be subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies. In addition, some foreign stock exchanges, brokers and companies have less government supervision and regulation than their U.S. counterparts.

8

Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

Foreign Currency Risk  — Foreign currency risk is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. Generally, when the U.S. dollar rises in value against another country’s currency, the Fund’s investment in that country loses value because its currency is worth fewer U.S. dollars. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency against the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad.

Emerging Markets Risk  — While investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, these risks are heightened with respect to investments in emerging market countries, where there is an even greater amount of economic, political and social instability. Emerging markets typically have less economic development, market structure and depth of regulatory oversight than developed countries. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Large-Capitalization Stock Risk  — By focusing on investments in large-capitalization companies, the Fund may underperform funds that invest primarily in stocks of smaller-capitalization companies during instances when smaller-capitalization company stocks are in favor.

Liquidity Risk  — This is the risk that certain securities that the Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.

9

HOW TO BUY AND SELL SHARES
Investors may purchase shares of the Fund directly from the Fund or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Fund’s principal underwriter (collectively, “Financial Intermediaries”).

Balance Minimums.   For shareholders wishing to purchase shares directly from the Fund, there is an initial purchase and minimum account balance requirement of $1,000,000 per shareholder. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the minimum account balance due to redemptions.

Fund Business Days.   The Fund is open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading (a “Fund Business Day”). Currently, the NYSE is closed on weekends and certain holidays. Fund shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

How to Buy Shares

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by the Fund. It is your Financial Intermediary’s responsibility to transmit your order and payment to the Fund in a timely manner. There is no sales charge to buy shares of the Fund.

The Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order.

10

Directly from the Fund

If you would like to purchase shares of the Fund directly and you do not already have an account with the Fund, you need to open an account with the Fund by completing and signing a New Account Application. To request an application, please visit www.tdamusa.com or call (866) 416-4031. Mail it, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into the Fund. All checks must be made payable to either the Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

The Fund will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity.

By Mail

To purchase shares by mail, simply complete the New Account Application. Please include the name of the Fund, make a check payable to the Fund or TD Asset Management USA Funds Inc., and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Please note that your bank may charge a wire fee.

Contributions-In-Kind

At the discretion of the Investment Manager, shares may be purchased and paid for by the contribution of securities (contribution-in-kind). In determining whether a contribution-in-kind is appropriate, the Investment Manager will consider prevailing market conditions, the size of the purchase order and the composition of the proposed portfolio of securities to be contributed. Investors who wish to purchase shares through a contribution-in-kind should contact the Fund at (866) 416-4031 for instructions.

When you make a contribution-in-kind, you may recognize a gain or loss for tax purposes on securities contributed. The Investment Manager, on behalf of the Fund, has full discretion to accept or reject any appropriate securities offered as payment for shares. Securities will not be accepted as payment for Fund shares from persons who are affiliates of the Investment Manager of the Fund.

Securities offered as payment for shares will be valued in the same way and at the same time that the Fund values its portfolio securities for the purpose of determining NAV. (See “SHAREHOLDER INFORMATION —  Pricing Your Shares”).

Customers of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent (as defined below). In addition, Financial Intermediaries may charge their customers a fee for their services, no part of which is received by the Fund.

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Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in the Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of the Fund through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Certain shareholder services, such as periodic investment programs, may not be available to customers of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Fund may confirm purchases and redemptions of a Financial Intermediary’s customers directly to the Financial Intermediary, which in turn will provide its customers with confirmation and periodic statements. The Fund is not responsible for the failure of any Financial Intermediary to carry out its obligations to its customer.

If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that the Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may, in certain circumstances, vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Sell Shares
You may sell (redeem) your shares on a Fund Business Day.

The Fund may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. The Fund reserves the right to pay all or part of a redemption through a distribution in-kind of portfolio securities (redemption-in-kind), if the Investment Manager reasonably believes that a redemption in cash would have a negative impact on the Fund.

In the event that the Fund makes a redemption-in-kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

Providing advance notice to the Fund of your intention to place a redemption order for a large dollar amount may help avoid a redemption-in-kind.

Payment of redemption proceeds normally will be made one business day after receipt of a redemption request in proper form. The Fund reserves the right to delay sending out redemption proceeds for up to seven calendar days if, in the judgment of the Investment Manager, the Fund could be adversely affected by immediate payment. The Fund may delay sending out redemption proceeds beyond seven calendar days, only as permitted by the Securities and Exchange Commission or the Investment Company Act of 1940, as amended.

Directly from the Fund

By Mail

Redemption requests should reference the Fund and be mailed to:

TD Asset Management USA Funds Inc
P.O. Box 182300
Columbus, OH 43218-2300

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The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;

2.	The Social Security number or Tax Identification Number on the account;

3.	The number of shares to be sold or the dollar value of the amount to be redeemed;

4.	The signatures of all account owners exactly as they are registered on the account;

5.	Any required medallion signature guarantees; and

6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Redemption proceeds will be sent to the shareholder(s) of record at the address of record upon receipt of all required documents in “good order.” During the 10 days following a change of address, requests for redemption checks to be sent to a new address will require a medallion signature guarantee.

By Telephone
You may redeem your shares in the Fund by calling (866) 416-4031.  Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Fund or the Transfer Agent within 15 days prior to the request for redemption. If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

By Wire

You may request the redemption proceeds be wired to your designated bank account if it is maintained at a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Customers of Financial Intermediaries
Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

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SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Fund does not issue share certificates but records your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Fund provides you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one fund in the TD Asset Management USA Funds Inc. fund complex under the same account name and tax identification number. Moreover, only one copy of each of the annual and semi-annual financial statements and prospectus of the Fund, and any proxy statement or information statement relating to the Fund, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of the Fund are purchased or redeemed is equal to the NAV per share of the Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund’s NAV per share is computed as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time), on each Fund Business Day.

Note:  The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Securities and assets for which market quotations are readily available or which can be accurately valued within the Fund’s established pricing procedures are valued at current market value. When market quotations are not readily available, or not reflective of fair value as determined in accordance with written fair value procedures approved by the Board of Directors (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. Many of the securities in which the Fund may invest are traded in markets that close before the close of regular trading on the NYSE. Normally, developments that could affect the value of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Accordingly, the Fund employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to determine when it is appropriate to adjust previous closing prices and apply fair valuation in accordance with the Fair Value Procedures. As necessary, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, the Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The Fund believes that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if the Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in the Fund’s shares.

Because the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund’s share value may change on days when stockholders will not be able to purchase or redeem the Fund’s shares. In addition, trading in some of the Fund’s portfolio securities may not occur on days when the Fund is open for business.

Each Fund’s shares are sold or redeemed, respectively, at the next NAV per share (subject to any applicable redemption fee, in the case of certain redemptions) calculated after an order and payment are accepted or a redemption request is received by the Fund in the manner described under “How to Buy and Sell Shares.”

Dividends

Dividends of the Fund’s net investment income, if any, will be declared and paid annually. In the event that the Company’s Board of Directors changes the dividend policy, shareholders will be notified. Net capital gain, if any, realized by the Fund will be distributed at least annually. Unless a shareholder elects payment in cash, all dividend and capital gain distributions of the Fund are automatically reinvested in additional full and fractional shares of the Fund at the NAV per share as of the payment date of the distribution.

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Any check tendered in payment of a distribution that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

If you purchase shares shortly before a distribution, you will be taxed on the distribution, even though it represents a return of your investment. To avoid this result, check the Fund’s distribution schedule before you invest.

Taxes

Dividends derived from dividend income and short-term capital gains generally are taxable to a shareholder as  ordinary income even if reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by the Fund are taxable to individual shareholders of the Fund as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution.

For taxable years beginning before January 1, 2013, distributions to individuals and other noncorporate shareholders of investment income designated by the Fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the Fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares for the lower tax rates to apply.

Corporations are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the Fund, provided certain holding period and other requirements are met.

Dividends and other distributions by the Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Dividends representing taxable net investment income other than qualified dividend income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Direct investments in foreign securities held by the Fund may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would generally be decreased. If at the end of its fiscal year more than 50% of the value of the Fund’s total assets consists of stocks or securities of foreign corporations, the Fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid. Any investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If you invest in the Fund through a taxable account, your after-tax return could be negatively impacted.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

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The Fund may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Fund in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Because excessive purchase and redemption transactions can disrupt management of the Fund and increase the Fund’s costs for all shareholders, the Board of Directors has adopted a policy and procedures designed to detect and discourage frequent trading. Under the policy and procedures, an investor who makes more than one round-trip (i.e., purchase and redemption of comparable assets) within 30 days will be restricted from making future purchases in the Fund. In addition to the policy and procedures, the Fund reserves the right to reject a purchase order for any reason with or without prior notice to the investor. In particular, the Fund reserves the right to reject a purchase order from any investor or Financial Intermediary that the Fund has reason to believe could be a frequent trader.
The policy and procedures do not apply to the following:

•	Purchases of shares with reinvested dividend or capital gains distributions.

•	Transfers and re-registrations of shares within the Fund.

•	Purchases of shares by asset transfer.

•	Section 529 college savings plans.

•	Certain approved institutional portfolios and asset allocation programs.

Participants in Employer-Sponsored Defined Contribution Plans

For participants in employer-sponsored defined contribution plans, the frequent trading policy and procedures do not apply to:

•	Purchases of shares with participant payroll or employer contributions or loan repayments.

•	Purchases of shares with reinvested dividend or capital gains distributions.

•	Distributions, loans, and in-service withdrawals from a plan.

•	Redemptions of shares as part of a plan termination or at the direction of the plan.

•	Redemptions of shares to pay account fees.

•	Share or asset transfers or rollovers.

•	Re-registrations of shares.

Accounts Held by Institutions (Other than Defined Contribution Plans)

The Fund will systematically monitor for frequent trading in institutional clients’ accounts. If the Fund detects suspicious trading activities, it will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy described above, prohibiting a client’s purchases of Fund shares.

Accounts with Financial Intermediaries

If an investor invests in the Fund through an account with a Financial Intermediary, the Financial Intermediary will establish an omnibus account with the Fund for all of its clients. As a result, the Fund cannot always monitor the trading activity of the individual clients. However, the Fund reviews trading activity at the omnibus level, and if it detects suspicious activity, it will investigate and take appropriate action. If necessary, the Fund may prohibit additional purchases of Fund shares by certain of a Financial Intermediary’s clients.

Agreements between the Fund and Financial Intermediaries require Financial Intermediaries to provide the Fund, upon written request by the Fund, with certain information regarding Fund shareholders and transactions in Fund shares. Such information will be used by the Fund in identifying investors who engage in a pattern of frequent trading.

Financial Intermediaries may also monitor their clients’ trading activities in the Fund.

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Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. The Fund’s complete portfolio holdings will be published in the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each quarter, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website the Fund’s quarter-end top ten holdings, generally also with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

FUND MANAGEMENT

Investment Manager

TDAM USA Inc., 31 West 52nd Street, New York, NY 10019, is the Fund’s investment manager. The Investment Manager makes decisions with respect to and places orders for the Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

The Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services at the annual rate of 0.60% of its average daily net assets. The Investment Manager from time to time may assume certain expenses of the Fund (or waive its fees), which would have the effect of increasing returns to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2010, the Fund paid 0.00% (after waivers) net of its average daily net assets to the Investment Manager for its services.  The Investment Manager also reimbursed the Fund 0.81% for certain fees (as a percentage of average net assets).

A discussion regarding the basis of the Board of Directors approval of the investment advisory contract of the Fund is available in the Fund’s semi-annual report dated April 30, 2010.

In addition to the Fund, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010 had total assets under management of approximately $17.4 billion.

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Portfolio Managers

The business experience during the past 5 years of those who are primarily responsible for the day to day management of the Fund appears in the table below.

Portfolio Manager	Length of Service and Business Experience During Last 5 Years

Charles Edwardes-Ker
Charles joined the Investment Manager in June 2006. He currently is also a Vice President and Director at the Canadian affiliate of the Investment Manager, TD Asset Management Inc., which he joined in October 2001. At TD Asset Management Inc., Charles manages various Canadian mutual funds, including the TD Global Sustainability Fund, TD Japanese Growth Fund, TD Emerald Global Sustainability Fund and TD Waterhouse Private Investment Counsel International Equity Fund. Charles has over 20 years of experience in Asian equity investing. Prior to  joining TD Asset Management Inc., he was a Portfolio Manager specializing in Japanese and Far East equities at several investment companies, including Sun Life, Lloyds Bank, and most recently, Singer and Friedlander Investment Management. He graduated from Bristol University in the U.K. in 1984 after studying Politics and Economics. The TD Japanese Growth Fund won the 2007 Canadian Lipper Fund Award for best Japanese fund over 3 and 5 years.

Thomas George, CFA
Thomas joined the Investment Manager in June 2006. He currently is also a Vice President at the Canadian affiliate of the Investment Manager, TD Asset Management Inc., which he joined in November of 2002 as an analyst responsible for performing portfolio analytics for TD Asset Management Inc.’s equity and fixed income portfolios. In 2004, Thomas joined the international equity team of TD Asset Management Inc. in London, UK, providing quantitative and fundamental analytics for the team. In October of 2005, Thomas returned to Toronto to continue his role as part of the international team of TD Asset Management Inc. Thomas holds a Bachelor of Applied Science in Environmental Engineering from the University of Waterloo and is a CFA charterholder.

Additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of shares of the Fund is available in the Fund’s SAI.

Administrator

As administrator, TDAM provides certain services to the Fund. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Fund. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Fund’s shares.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the indicated periods. Certain information reflects financial results for a single share of the Fund. The total return amounts in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available by visiting www.tdamusa.com.

Net Asset Value, Beginning of Period		Net Investment Income 2	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Investment Return †	Net Assets End of Period	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

TDAM Global Sustainability Fund 1
Institutional Class
2010	$13.70	$0.173	$0.141	$0.314	$(0.213)	$(0.721)	$(0.934)	$13.08	2.09%	$12,126,180	0.80%	2.21%	1.35%	48%
2009	$10.00	$0.145	$3.555	$3.700	$—	$—	$—	$13.70	37.00%	$13,757,922	0.80%‡	1.83%‡	1.95%‡	27%

†
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than a full year are not annualized.

‡	Annualized.

(1)	Fund commenced operations on March 25, 2009.
(2)	Based on average shares outstanding during the period.

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FOR MORE INFORMATION

More information on the Fund is available upon request, including the following:

Shareholder Reports. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Fund and its policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Fund, and make shareholder inquiries by contacting your financial intermediary or the Fund at the address or telephone number below or by visiting the Fund’s website provided below:

TD Asset Management USA Funds Inc
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: (866) 416-4031
Internet site: http://www.tdamusa.com

Text-only versions of the Fund’s prospectus can be viewed online or downloaded from TDAM

(http://www.tdamusa.com). The Fund’s prospectus and other documents pertaining to the Fund also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about the Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Fund is a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMSTA06

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
Investor Class (WTOXX)
Premium Class (NPLXX)
Class A (TDAXX)
Select Class (TDSXX)

TDAM U.S. Government Portfolio
Investor Class (WTUXX)
Class A (TDUXX)

TDAM Municipal Portfolio
Investor Class (WTUXX)
Class A (TDIXX)

TDAM California Municipal Money Market Portfolio
Investor Class (WCAXX)
Class A (TDCXX)

TDAM New York Municipal Money Market Portfolio
Investor Class (WNYXX)
Class A (TDYXX)

March 1, 2011

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated March 1, 2011 (the “Prospectus”) for the TDAM Money Market Portfolio (the “Money Market Portfolio”), the TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”), the TDAM Municipal Portfolio (the “Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”) and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”), each a series (each a “Portfolio”) of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

Each Portfolio’s financial statements and financial highlights for the fiscal year ended October 31, 2010, including the independent registered public accounting firm’s report thereon, are included in the Portfolios’ Annual Report and incorporated herein by reference.

To obtain a free copy of the Prospectus or Annual Report, please write to the Company at TD Asset Management USA Funds Inc., c/o TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209, call (800) 669-3900, or visit the following website: http://tdamusa.com.

GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

INFORMATION ABOUT CALIFORNIA	17

INFORMATION ABOUT NEW YORK	33

DISCLOSURE OF PORTFOLIO HOLDINGS	52

PORTFOLIO TRANSACTIONS	52

MANAGEMENT OF THE COMPANY	54

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	61

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES	70

DIVIDENDS AND TAXES	76

SHARE PRICE CALCULATION	81

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	82

SHAREHOLDER INFORMATION	83

ANNEX A — RATINGS OF INVESTMENTS	85

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Portfolio offers two or more classes of shares. This SAI pertains to all classes of the Portfolios.

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio is “diversified” as that term is defined in the Investment Company Act. Each of the California Portfolio and the New York Portfolio is “non-diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio or Class means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio or Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio or Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio or Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

As money market funds, the Portfolios are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See “Rule 2a-7 Matters” below.

Asset-Backed Securities

Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1 / 3 % of the value of the Portfolio’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1 / 3 % limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex A — Ratings of Investments.”

Credit Enhancement Features

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

Foreign Securities

Each Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements

The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Portfolio may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.  Although the U.S. government or its agencies currently  provide additional financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

Illiquid Securities

Each Portfolio may invest up to 5% of its net assets in illiquid securities. The term ‘‘illiquid securities’’ is defined in Rule 2a-7 as securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value ascribed to them by the Portfolio.  In determining the liquidity of a Portfolio’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 5% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 5% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Portfolio’s 5% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Directors. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Neither the California Portfolio nor the New York Portfolio have purchased Auction Rate Securities as part of the 5% limit on illiquid securities and it is not expected that either Portfolio will be purchasing Auction Rate Securities in the future.

Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. To the extent allowed by law or regulation, each Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Municipal Securities

Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed on the following page.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities, such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment. However, pursuant to the American Recovery and Reinvestment Act of 2009, no bond issued after December 31, 2008, and before January 1, 2011, will be considered a private activity bond.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”), have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to (i) whether or not the interest is includable in the calculation of AMT imposed on individuals, (ii) whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and (iii) other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments (Municipal Portfolio, California Portfolio and New York Portfolio). Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.

Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio’s holdings would be affected, and the Board of Directors would reevaluate the Portfolio’s investment objective and policies.

Non-Diversification and Concentration

Each of the California Portfolio and New York Portfolio is classified as “non-diversified” for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state than funds that invest in municipal securities of many states.

Generally, each Portfolio may not “concentrate” its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio’s assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year.  Each Portfolio may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, pursuant to policies and procedures adopted by the Board; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex A — Ratings of Investments.”

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

Each Portfolio is limited with respect to the extent to which it can invest in second tier securities. For example, the Money Market Portfolio may not invest more than 1⁄2 of 1% of its total assets in the second tier securities of a single issuer. In addition, no Portfolio may invest in a second tier security with a maturity of greater than 45 calendar days.

Under the applicable liquidity requirements of Rule 2a-7, each Portfolio (except the Municipal Portfolio, the California Portfolio and the New York Portfolio) must hold at least 10% of its assets in ‘‘daily liquid assets’’ (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, and securities for which the Portfolio has a legal right to receive cash in one business day. Each Portfolio must also hold at least 30% of its assets in ‘‘weekly liquid assets’’ (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, agency discount notes with a remaining maturity of 60 days or less, and securities for which the Portfolio has a legal right to receive cash within five business days.

Each Portfolio will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less (45 days or less with respect to second tier securities), all calculated as described in  Rule 2a-7. For example, for a government security that is a variable rate security where the variable rate of interest is readjusted at least every 397 calendar days, the maturity is deemed to be equal to the period remaining until the next readjustment of the interest rate.

Section 4(2) Paper

Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 5% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(2) paper on a continuous basis.

Securities Lending

Each Portfolio may lend portfolio securities in amounts up to 33 1 / 3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities

Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position

When market or business conditions warrant, each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal income taxes and, in the case of the California Portfolio and the New York Portfolio, to California state or New York State (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

Tender Option Bonds

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Portfolio. Each Portfolio (unless noted otherwise) may not:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Municipal Portfolio only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) (with respect to the California Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(4) (with respect to the New York Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(5) issue senior securities, except as permitted under the Investment Company Act;

(6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1 / 3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1 / 3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(8) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks, including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(10) (with respect to the California Portfolio and the New York Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(13) lend any security or make any other loan if, as a result, more than 33 1 / 3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(14) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 5% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors;

(3) invest in financial futures and options thereon; or

(4) (with respect to the U.S. Government Portfolio only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions.  The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations.  Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions, including issuers of obligations held by the California Portfolio.  It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions, including issuers of obligations held by the California Portfolio.

The following summary is based upon publicly available budget documents and offering statements relating to public debt offerings of the State, the latest of which is dated November 22, 2010; however, this summary has not been updated nor will it be updated during the year.  Neither the Company nor its legal counsel has independently verified this information.

Overview

The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression.  According to the State Department of Finance (the “Department of Finance”), home building permitting, which suffered a long, steady three-year decline starting in 2006, stabilized at a very low level in 2009.  Spurred by the federal home buyers tax credit and, to a lesser extent, by California’s first-time buyer tax credit, permitting improved throughout most of 2010.  Existing home markets also stabilized in 2009 as home prices appreciated, inventories declined, and the pace of sales stabilized at a sustainable rate.  Despite these positive developments, in 2010 the State had the fourth highest rate of foreclosure in the United States, with foreclosure filings at nearly twice the national rate.  Rising unemployment in the State has added to the foreclosure problem.  The State’s unemployment rate increased from 6.1 percent at the start of 2008 to 12.5 percent in December 2010.  In contrast, the United States unemployment rate for December 2010 was 9.4 percent.  Since the recession began in December 2007, the ranks of the unemployed in the State increased by more than 1.3 million.

While there continue to be signs the economy is slowly improving, California continues to face serious budgetary problems as a result of continuing structural imbalance between State revenues and expenditures and a slow recovery from the severe recession that began in December 2007 and ended in 2009.  California is projected to face a budget gap of $25.4 billion by the end of fiscal year 2011-12.

In recent years, California has repeatedly failed to close its budget gaps.  The decline in General Fund revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, has contributed to the continued deficits.  However, the use of temporary measures and flawed assumptions have also exacerbated the State’s budget problems.  Between 2008 and 2010, adopted budgets included approximately $103.6 billion in budgetary “solutions,” by means of either expenditure reductions or increased revenue measures.  However, most budgetary actions, about 85 percent of them in fiscal year 2010-11, were temporary or failed to be realized because of court challenges or faulty assumptions.

On January 3, 2011, Jerry Brown succeeded Arnold Schwarzenegger as Governor of the State.  Governor Brown immediately acknowledged the seriousness of the financial problems facing the State and introduced his proposed budget plan for fiscal year 2011-12 on January 10, 2011 (the “2011-12 Governor’s Budget”), which calls for significant reforms to State and local programs, substantial reductions to State operations, and spending cuts across all service areas.  The 2011-12 Governor’s Budget also assumes over $11 billion in additional revenues from a five-year extension of temporary tax rates, subject to voter approval in a special election to be held in June 2011 (the “June Special Election”).  Governor Brown warned that should State voters reject the tax extensions, additional and significant budget cuts would be required in nearly every area of government.  There can be no assurance that the structural deficit of the State will not continue in the future, with potential adverse consequences for the credit ratings of the State’s obligations.

The State’s access to the capital markets was virtually closed down in the second half of 2008 and into 2009 as a consequence of the turmoil in the credit markets starting in mid-2008 and the State’s own deteriorating financial condition.  The State reentered the markets in March 2009 following the enactment of a budget for fiscal year 2009-10 in February 2009.  Another consequence of the cash pressure facing the State was that construction of bond-funded projects around the State was frozen in December 2008.  Furthermore, in February 2009, the State Controller deferred making payments on several billion dollars of State obligations, including tax refunds, vendor payments, and some payments to counties for social service costs.  With the enactment of an amended State budget for fiscal year 2009-10 in July 2009, the State was able to temporarily relieve its cash shortfall, but cash flow shortfalls quickly reemerged.  By the end of July 2009, cash resources had dwindled so far that the State Controller began to issue short-term, interest-bearing registered warrants (or “IOUs”) in lieu of checks, which could not be cashed immediately.  The issuance of $2.6 billion of IOUs between July and September 2009 was only the second time that the State had issued IOUs since the Great Depression.  The IOUs were called for redemption in late 2009.

The State continues to face cash pressures in fiscal year 2010-11, largely as a result of the decline in State revenues.  California began fiscal year 2010-11 without a State budget in place, the 19th time in the past 25 years that has occurred.  Consequently, the State was unable to issue short-term revenue anticipation notes and risked running out of cash.  In order to conserve cash for legally guaranteed payments, including those to holders of State bonds, the State Controller’s Office withheld $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies.  Once the State budget for fiscal year 2010-11 was adopted in October 2010, the State issued $6.7 billion of interim revenue anticipation notes to six financial institutions in order to replenish its cash position.  The failure of the State Legislature to pass a budget by the start of fiscal year 2010-11 also prompted Governor Schwarzenegger to issue an order to the State Controller to reduce State worker pay to the federal minimum wage until a budget was in place (when workers would receive their full pay, including deferred back pay).  However, in August 2010, a state court temporarily refused to force the State Controller to comply with Governor Schwarzenegger’s order, pending further legal action at a date that has not yet been set.

In January 2011, the State Treasurer warned that the State could be forced to issue IOUs in April or May 2011 if the newly-elected Governor Brown and the State Legislature fail in their budget negotiations.  The State will continue to be dependent on access to the capital markets to assist in its cash management, and to avoid recurrence of payment deferrals or the issuance of additional IOUs, but such access cannot be assured.  The State Controller has indicated that under virtually any circumstances, debt service on State bonds will be paid.

Expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State.  These pressures will continue in view of the current State budget shortfall and reductions in State aid adopted as part of recent State budget solutions, particularly for schools and social services.  Furthermore, local tax revenues, especially property taxes and sales taxes, have declined in many jurisdictions.  Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.  One city, Vallejo, in Solano County, entered bankruptcy under Chapter 9 of the federal bankruptcy code and there can be no assurance other cities or counties may not follow suit.

There can be no assurances that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State and its localities.  The Department of Finance has projected that multi-billion dollar budget gaps will occur annually through at least fiscal year 2013-14 without further corrective actions.

Economic Factors

California is by far the most populous state in the nation, almost 50 percent larger than the second-ranked state according to the initial results of the 2010 U.S. Census.  The State’s estimated population of about 37.3 million represented over 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.  The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

Even months after the recession ended in 2009, California’s job market remains the weakest it has been in decades.  The State’s unemployment rate increased from 6.1 percent at the start of 2008 to 12.5 percent in December 2010.  In comparison, the United States unemployment rate for December 2010 was 9.5 percent.  California suffered its worst job losses on record during the latter half of 2008 and the first half of 2009, losing nearly a million nonfarm jobs.  These losses moderated during the second half of 2009.  Modest job gains the first half of 2010 were diminished by job losses in the second half of 2010.  During 2010, 13,700 jobs were created for an average gain of 1,142 jobs per month.  In contrast, the State lost an average of 69,700 jobs per month in 2009 and 44,600 jobs per month in 2008.  Since the national recession began in December 2007, the State has lost over 1.3 million jobs.

Personal income increased by 1.5 percent in the first three quarters of 2010, as compared to the 5.6 percent average growth rate from 1988 to 2008.  According to the Department of Finance, in 2009, California personal income declined by 2.8 percent from the previous year due to the large toll of lost jobs during the recession.  This was the State’s first decline in personal income on a year-over-year basis for the first time since 1938.  The decline in the first quarter of 2009, 1.8 percent, was the largest in 40 years.

After falling for eight consecutive quarters, taxable sales grew in the second half of 2009 and the first quarter of 2010.  In 2009, taxable sales were down 15 percent from the prior year and down 20 percent from the peak reached in the second half of 2006.  Sales during the first three quarters of 2010 were up nearly 4 percent from the first three quarters of 2009, but were still down 16 percent from the peak reached in the first three quarters of 2007.

The total assessed valuation of property in the State was 2.4 percent lower at the commencement of fiscal year 2009-10 than it was in the commencement of the prior  fiscal year and 1.8 percent lower again at the commencement of  fiscal year 2010-11.  These are the only year-to-year declines in the Statewide property tax values since the State began keeping records in 1933.

The State’s housing sector has recently shown some signs of recovery.  Existing home sales have stabilized around the half-million unit rate (seasonally-adjusted and annualized).  The Statewide median price for existing single-family homes increased more than 10 percent from 2009 to 2010, bringing the average median price to approximately $302,900.  However, this median price is still significantly lower than the 2007 annual median price of $560,270.  While the State continues to have one of the highest foreclosure rates in the United States, the number of foreclosure filings during 2010 was down more than 13 percent from 2009.  However, additional foreclosures may result from the resetting of adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode and the expiration of the mortgage foreclosure relief program.  The impact of the resetting may be mitigated by the fact that the resets are spread out over multiple years and may be further mitigated if mortgage interest rates remain low.

Home building permitting, which suffered a long, steady decline from 2006 through 2009, was up 22.5 percent in 2010 as compared to 2009.  Despite this gain, the overall level of residential construction activity was nearly 80 percent lower that the peak output reached in 2004.

Nonresidential construction permitting was up 1.3 percent in 2010 as compared with 2009.  Nevertheless, nonresidential building activity has fluctuated within a relatively narrow (and low) range since the beginning of 2009.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues.  Some of the more significant of these approved constitutional amendments are described below.

Limitation on Property Taxes.  Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue.  The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.”  Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments.  This system has resulted in widely varying amounts of tax on similarly situated properties.  Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes.  For further discussion on voter approval requirements under Article XIIIA, see “—Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges.  On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.”  Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective.  Proposition 26, discussed below under the caption entitled “—Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities.  Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.  For further discussion regarding Proposition 26 and voter approval requirements under Article XIIIC, see “—Voter Requirements for Taxes and Fees” below.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs.  Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.”  All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes.  Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges.  Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge.  It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Voter Requirements for Taxes and Fees.  Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010.  Proposition 26 amends provisions of Article XIIIA and Article XIIIC governing the imposition of taxes.  Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax.  This new requirement eliminates the current practices that allows, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount.  Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage.  Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010.  Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote if Proposition 26 were in place, will be repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.

Appropriations Limits.  The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively.  Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed.  “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments.  No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.  The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle.  Local governments must return any excess to taxpayers by rate reductions.  The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.  With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of the recession, few governments have been operating near their spending limits, but this condition may change over time.  Local governments may by voter approval exceed their spending limits for up to four years.  The Department of Finance estimates the State was $25.7 billion under the limit in fiscal year 2009-10 and will be $17.6 billion under its limit in fiscal year 2010-11.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations.  It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations.  Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Limitations on General Fund Revenues.  The single largest portion of the State budget is support for K-12 public schools and community college districts.  Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes.  Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, General Fund revenues fall short of the projections on which the original appropriations to schools were made.  For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

Capital Facilities Financing.  The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing.  Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education.  As of January 1, 2011, the State had approximately $83.9 billion of outstanding obligations primarily supported by the General Fund, which consist of approximately $72.4 billion of general obligation bonds, approximately $9.6 billion of lease-revenue bonds and $1.9 billion of bonds issued for repayment of budgetary borrowing from local governments pursuant to Proposition 1A of 2004 (as defined herein).  As of January 1, 2011, the State had approximately $37.1 billion of authorized and unissued General Fund-supported long-term general obligation bonds.  Debt service on General Fund-supported general obligation bonds, lease-revenue debt and Proposition 1A debt was approximately 6.9 percent of General Fund revenues in fiscal year 2009-10 and is expected to be 7.1 percent of General Fund revenues in fiscal year 2010-11.  For further information regarding bonds issued to repay borrowing pursuant to Proposition 1A of 2004, see “The State Budget—Constraints on the Budget Process—State-Local Fiscal Relations” below.

Future Bond Issuance Plans.  In light of the approximately $60 billion in bond authorizations approved by the voters and the State Legislature since 2006, issuance of General Fund-supported debt, primarily general obligation bonds, is expected to increase in coming years.  However, the exact amount which may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors.  See “Bond Ratings” below.

Disruptions in the financial markets and uncertainties about the State’s budget condition have caused significant disruptions over the past years in the State’s bond issuance program.  Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009.  The State reentered the market in March 2009 with a $6.54 billion tax-exempt bond issue, the largest new money general obligation bond issue in the State’s history (excluding economic recovery bonds).  The State, the largest municipal borrower in the United States, sold $19.7 billion of general obligation bonds and $1.549 billion of lease-revenue bonds during calendar year 2009 and $10.525 billion of general obligation bonds and more than $721 million of lease-revenue bonds in calendar year 2010.

The State typically sells general obligation bonds in the spring and fall, but Governor Brown’s Administration plans to eliminate the spring sale in fiscal year 2010-11, in order to slow the growth of General Fund debt-service obligations.  The State Treasurer’s Office stated that by not selling bonds until fall 2011, California will save almost $250 million in debt service costs for fiscal year 2011-12, but such a bond moratorium could delay planned public works projects that have not already commenced.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs.  External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued.  The State issued $8.8 billion of revenue anticipation notes as part of its fiscal year 2009-10 cash management program, all of which were repaid in May and June 2010 upon maturity.  On November 18, 2010, the State issued $10.0 billion of revenue anticipation notes to assist its unapplied cash resources in the General Fund which can be used to repay the $6.7 billion interim revenue anticipation notes that were sold privately to financial institutions on October 28, 2010.  The interim revenue anticipation notes provided short-term cash flow resources pending issuance of the revenue anticipation notes in November 2010.  Revenue anticipation notes have been issued in 23 of the last 24 fiscal years, and it is likely that the issuance of revenue anticipation notes will recur in fiscal year 2011-12.  However, there can be no assurance that the State will continue to have access to the public markets.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants.  The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992.  From time to time, the State Legislature changes due dates for various payments by State statute, in order to more closely align the State’s revenues with its expenditures.  This technique has been used several times through the enactment of the last three Budget Acts (as defined herein), in order to reduce the State’s need for external borrowing to bridge its cash flow deficit during such fiscal years.  Some of these statutory deferrals were made permanent and others were implemented for one fiscal year.  Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage.  In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s.  For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams.  These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds.  The State Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $10.8 billion of outstanding bonds secured by power and water users, as of June 30, 2010.  The California Housing Finance Agency had approximately $8.9 billion of outstanding bonds secured by mortgage loans made for single family and multi-family housing units, as of June 30, 2010.  None of these revenue bonds are backed by the State’s faith and credit or taxing power.

Recent Financial Results

Historically, the principal sources of General Fund tax revenues are personal income tax, sales and use tax and corporation tax.  In fiscal year 2009-10, these sources contributed approximately 52 percent, 31 percent and 11 percent, respectively, of total General Fund tax revenues and transfers.  A large portion of personal income tax receipts is derived from capital gains realizations and stock option income.  These sources are particularly volatile, in light of the steep stock market losses that occurred in 2008 and 2009.  Capital gains reported by taxpayers plunged more than 57 percent in 2008 and are estimated to have declined a further 38 percent in 2009.  Sales and use taxes and corporation taxes are subject to economic fluctuations and consequently, these revenue sources have also become volatile as a result of the State’s slow recovery from the recession that began in 2007.  Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.  The Department of Finance reports that General Fund revenues fell over 18 percent from the height of revenues in fiscal year 2007-08 to the bottom in fiscal year 2009-10 and projects that baseline revenues will not return to the fiscal year 2007-08 levels until at least fiscal year 2013-14.

The State is required to maintain a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available.  Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.  Due to recurring cash flow shortfalls, the SFEU was in deficit of $6.1 billion, as of June 30, 2010.  The 2011-12 Governor’s Budget projects a SFEU deficit of approximately $4.1 billion, as of June 30, 2011 and a balance of $955.0 million, as of June 30, 2012; however there can be no assurance that the budget assumptions will be realized.

The sharp drop in revenues over the last three fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations.  In February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service.  Full payments resumed in March 2009, and the State was able to pay all its obligations through June 30, 2009, including repayment of $5.5 billion of 2008-09 revenue anticipation notes.  However, by July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue IOUs for certain lower priority obligations.  The IOUs, the issuance of which did not require the consent of the recipients, bore interest.  With enactment of the amended State budget for fiscal year 2009-10 in late July 2009, the State was able to access financial markets to partially fund its cash flow requirements and was able to call all its outstanding registered warrants for redemption on September 4, 2009.  This issuance was only the second time the State has issued IOUs since the 1930s.

As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”) thereby postponing or stopping construction on thousands of projects Statewide.  The PMIA customarily made such loans to provide temporary funding for infrastructure projects prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.  Although the PMIA recommenced making such loans, there can be no assurance that another curtailment will not occur.

In order to address the State’s cash flow emergency, Governor Schwarzenegger ordered layoffs of State agency and department employees and issued two executive orders, which require unpaid furloughs of State employees each month.  The first furlough order commenced February 1, 2009, mandating 460 furlough days through June 30, 2010 in order to reduce payroll expenditures by approximately $1.3 billion or 14 percent of General Fund payroll expenditures for fiscal year 2009-10.  Over 30 suits were filed in connection with this executive order.  In October 2010, the State Supreme Court ruled that State workers were legally furloughed and not entitled to back pay.  In July 2010, Governor Schwarzenegger issued a second furlough order, which required certain State employees to take three furlough day per month beginning August 1, 2010 until a budget for fiscal year 2010-11 was in place.  Lawsuits challenging Governor Schwarzenegger’s second furlough order have been filed and are currently pending in State and federal courts.  Consequently, the State may not realize the intended savings in General Fund payroll expenditures.

The State entered fiscal year 2010-11 without a State budget for the 19th time in the past 25 years.  Consequently, Governor Schwarzenegger ordered the State Controller to cut wages for approximately 200,000 of the 240,000 State workers to the federal minimum wage of $7.25 per hour until a budget for fiscal year 2010-11 was in place.  The withheld money would be issued to affected workers once Governor Schwarzenegger and the State Legislature agreed on a budget with a payroll appropriation for the current fiscal year.  However, in August 2010, a State court temporarily rejected Governor Schwarzenegger’s order, pending further legal action at a date that has not yet been set.

The failure of the State Legislature to pass a budget by the start of fiscal year 2010-11 also prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies.  Once the 2010-11 Budget Act was enacted, however, the State had to meet all its obligations that had remained unpaid in the absence of valid appropriations during the three months that the State operated without a budget.  The State was able to meet its obligations through the enactment of a cash management bill accompanied by the 2010-11 Budget Act that allowed for short-term deferrals and by issuing $6.7 billion of interim revenue anticipation notes on October 28, 2010 in a private placement with multiple financial institutions.  The State issued $10.0 billion of revenue anticipation notes on November 23, 2010 to public investors, which allowed the repayment of the interim revenue anticipation notes from unapplied resources.

There can be no assurance that deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will not require State officials to implement additional cash management measures in such fiscal years, including but not limited to additional payment deferrals, issuance of additional revenue anticipation notes, or issuance of registered warrants or registered reimbursement warrants, to supplement the State’s cash management program for such fiscal years.  In January 2011, the State Treasurer warned that the State could be forced to issue IOUs in April or May 2011 if Governor Brown and the State Legislature fail in their budget negotiations.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws.  The largest State program is assistance to local public school districts.  In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”).  The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions.  The 2011-12 Governor’s Budget provides approximately 40 percent of General Fund revenues in fiscal years 2010-11 and 2011-12 for K-14 programs covered by the Proposition 98 Guarantee.  For fiscal year 2010-11, the Proposition 98 Guarantee is suspended to a level of $49.7 billion, of which the General Fund share is $36.2 billion, with local property taxes covering the balance.  The 2011-12 Governor’s Budget contains a Proposition 98 Guarantee of $49.3 billion for fiscal year 2011-12, of which the General Fund share is $36.0 billion.  Funding at this amount is predicated upon an additional $2.0 billion in revenues that are subject to approval by State voters.  For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on General Fund Revenues” above.

State and Local Pension Liabilities

The financial condition of the State is also subject to pension risks.  The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years.  In November 2009, CalPERS estimated that its funding status had fallen to 55.4 percent resulting in an unfunded actuarial liability of $50.6 billion for the State, based upon then market values and assuming a 7.75 percent rate of return.  CalSTRS estimated its unfunded liability, as of June 30, 2009, at $42.6 billion, based upon an 8 percent rate of return.  The State also has an unfunded liability relating to retirees’ post-employment health care benefits which is estimated to be $51.8 billion as of June 30, 2009.

The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities.  A recent study commissioned by Governor Schwarzenegger, and prepared by students at the Public Policy Institute at Stanford University, applied  a “risk fee” assumed rate of return to recalculate the unfunded pension benefits of CalPERS, CalSTRS and the University of California retirement system (which is partially supported by the General Fund).  Using an assumed rate of return of 4.14 percent (based upon U.S. Treasuries), the study estimated the unfunded actuarial liability, as of June 30, 2008, for CalPERS and CalSTIRS at $239.7 billion and $156.7 billion, respectively.  This unfunded liability did not include the estimated investment losses (estimated as approximately $100 billion) for the two retirement systems, incurred between June 2008 and June 2009.

Absent a significant change in the investment market, it is likely that, in the future, the State will be forced to significantly increase its pension fund contributions, reducing discretionary funds available for other State programs.  Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities.  See “Bond Ratings” below.  As discussed below, the 2010-11 Budget Act assumes savings from recent and future labor concessions, and includes legislation to decrease pension benefits for State employees hired in the future.  See “2010-11 Budget Act” below.

Many local governments in the State face similar and, in many cases, relatively more severe issues relating to unfunded pension and post retirement benefit liabilities.  These credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are appropriately addressed through wage concessions and restructuring of benefits.

The State Budget

Overview.  The State’s fiscal year begins on July 1 and ends on June 30 of the following year.  The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”).  Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year.  State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”).  The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”).  The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to the State Constitution, must be approved by a majority of each house of the State Legislature by midnight on June 15 of each year.  State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that has only been met 10 times in the last three decades.  Following the Governor’s signature, the Budget Act is effective as of July 1.

Constraints on the Budget Process.  Recent State Constitutional amendments approved by State voters have affected the budget process.  Several such amendments are described below.

Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits.  As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls.  Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall.  The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency.  He or she would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose.  If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account (the “BSA”) be established, which is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.  The Governor has suspended the annual transfer of money from the General Fund to the BSA for fiscal years 2009-10 and 2010-11.  The BSA is currently unfunded due to withdrawals and defundings in recent years.  See “General Fund Summary” below.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits.  This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing.  The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

State-Local Fiscal Relations.  The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22 in November 2010, significantly changed the fiscal relationship between the State and local governments.  Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments.  Proposition 22 or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” supersedes some provisions of Proposition 1A of 2004 and further reduces the State’s access to money raised by local governments for local purposes.

In return for a $2.6 billion contribution to State budgets in fiscal years 2004-05 and 2005-06, Proposition 1A of 2004 prohibited the State from accessing local governments’ property tax, sales tax and vehicle license fee revenues except under limited circumstances.  Proposition 1A of 2004 allowed the State, starting in fiscal year 2008-09, to borrow up to 8 percent of local property tax revenues but only if the Governor declared a fiscal hardship and with two-thirds approval of each house of the State Legislature.  The borrowed sum must be paid back within three years, with interest.  The State could borrow from local property tax revenues twice within a period of ten fiscal years and only if previous borrowings had been repaid.

The amended 2009-10 Budget Act authorized the State to exercise its borrowing authority under Proposition 1A of 2004.  This borrowing generated $1.998 billion to offset General Fund costs for a variety of court, health, corrections and K-12 programs.  The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency (the “JPA”).  The JPA sold $1.895 billion aggregate principal amount of bonds in November 2009 to pay the local agencies their property tax allocations when they would otherwise receive them.  The State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA), with interest, no later than June 30, 2013.  The 2010-11 Budget Act (as defined herein) includes $90.8 million for the interest payments that will be incurred in fiscal year 2010-11 to be paid from the General Fund.

Proposition 22 supersedes the provisions of Proposition 1A of 2004 that allow the State to borrow money from local governments and prohibits any future borrowing by the State from local government funds.  However, the Proposition 1A borrowing completed in 2009 is grandfathered.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates.  If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.  Proposition 1A of 2004 is intended to produce greater certainty for local governments, but will reduce the State’s options for dealing with budget shortfalls in the future.

In addition to prohibiting any future borrowing by the State from local government funds, as discussed above, Proposition 22 also changed state-local fiscal relations by prohibiting the State Legislature to take or reallocate money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances.  Furthermore, Proposition 22 invalidated any law enacted after October 29, 2009 that was inconsistent with Proposition 22.  Consequently, measures which were to provide an estimated $850 million in increased General Fund revenue in fiscal year 2010-11 were invalidated.  Thus, the inability of the State to borrow or redirect property tax funds, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.  For more information on the impact of Proposition 22 on the 2010-11 Budget Act, see “2010-11 Budget Act” below.

2010-11 Budget Act

The Budget Act for fiscal year 2010-11 was passed by the State Legislature and signed by Governor Schwarzenegger on October 8, 2010 (the “2010-11 Budget Act”).  The agreement came 100 days after the start of the fiscal year, the longest period ever in which the State operated without a budget.  The 2010-11 Budget Act attempts to address a sizable budget gap caused in major part by a continuing structural imbalance between State revenues and expenditures and a slow recovery from a severe recession that began in 2007 and ended in 2009.

In May 2010, Governor Schwarzenegger’s Administration estimated that there would be a gap of $17.9 billion between General Fund resources and expenditures in 2010-11, under then existing laws and policies.  As with prior fiscal years, the budget gap includes a budget shortfall from the prior fiscal year, evidencing the State’s ongoing structural deficit.  The 2010-11 Budget Act includes a $5.4 billion shortfall from fiscal year 2009-10.

To address the projected budget gap and provide a $1.3 billion General Fund reserve at the end of fiscal year 2010-11, the 2010-11 Budget Act includes the following budget solutions totaling $19.3 billion:

•
$8.4 billion in Expenditure Reductions.  Some of the larger expenditure solutions include a $4.1 billion suspension of the Proposition 98 Guarantee for education funding, which is required to be made up in later years (see “Proposition 98 and K-14 Funding” above), and $1.6 billion of assumed savings in State employee costs, a portion of which is dependent upon future labor negotiations.

•	$5.4 billion in Additional Federal Funds. To date, only $1.8 billion of these funds have been approved by Congress.

•
$5.5 billion in Other One-Time Solutions.  Such one-time solutions include $1.4 billion of higher assumed baseline revenues as projected by the State’s Legislative Analyst’s Office (the “LAO”), a revenue increase of $1.2 billion from the extension of the suspension of tax deductibility of net operating losses for taxpayers with incomes in excess of $300,000, as well as a one-time revenue increase of $1.2 billion to reflect the sale-leaseback of 11 State office buildings.  However, on February 9, 2011, newly-elected Governor Brown announced that the State will not pursue the sale-leaseback plan with respect to the 11 State office buildings, after several State reports concluded that the deal would cost taxpayers from $253 million to $1.5 billion over the next 30 years.

The 2010-11 Budget Act includes proposed legislation to decrease pension benefits for State employees hired in the future.  The 2010-11 Budget Act also contains a constitutional amendment to be placed on the ballot in the future which is intended to stabilize State finances in the future by increasing amounts deposited into the SFEU in certain years.

As with prior Budget Acts, the 2010-11 Budget Acts suffers from faulty budget assumptions.  As discussed above, the State will no longer receive the $1.2 billion from the sale of the 11 State office buildings nor will it receive $850 million in revenue due to the passage of Proposition 22, as projected in the 2010-11 Budget Act.  Further, there is significant doubt that the State will receive any of the additional federal funds.  As a consequence of these and other failed or faulty assumptions, the 2011-12 Governor’s Budget projects that the State will end fiscal year 2010-11 with a $8.2 billion deficit (without corrective actions contemplated in the 2011-12 Governor’s Budget), rather than a $1.3 billion surplus projected in the 2010-11 Budget Act .

LAO Review of 2010-11 Budget Act.  On October 12, 2010, the LAO released its analysis of the 2010-11 Budget Act, entitled “Major Features of California’s 2010-11 Budget.”  The LAO stated that the 2010-11 Budget Act attempts to address one of the most vexing State budget shortfalls in California history, the product of continuing structural imbalances between state revenues and expenditures and a slow recovery from a severe recession that began in 2007 and ended in 2009.  The LAO estimates that well over two-thirds of the 2010-11 budget solutions are one time or temporary in nature and concludes that “California will continue to face sizable annual budget problems in 2011-12 and beyond.”

2011-12 Governor’s Budget

Governor Brown released proposed budget for fiscal year 2011-12 on January 10, 2011, one week after his inauguration.  The 2011-12 Governor’s Budget included updated budget projections for fiscal year 2010-11, as well as his proposals for fiscal year 2011-12, and provided economic and revenue forecasts through June 30, 2012.  The 2011-12 Governor’s Budget projected that although the worst of the recession had ended, economic growth in the nation and in California would remain very modest through the end of fiscal year 2011-12, with slower than normal growth of personal income and employment as compared to prior economic recoveries.  Pre-recession job levels in California are not predicted to be reached until mid-2016, a far longer recovery period than any recession since World War II.

The 2011-12 Governor’s Budget projects that, without corrective budgetary action, the State faces a budget gap of about $25.4 billion, consisting of an $8.2 billion deficit in fiscal year 2010-11 and a $17.2 billion deficit in fiscal year 2011-12.

In order to close the budget gap and leave an ending reserve of $1.0 billion at June 30, 2012 in the General Fund, Governor Brown has proposed budget actions totaling $26.4 billion.  The 2011-12 Governor’s Budget proposes the following budget solutions:

•
$12.5 billion in Expenditure Reductions.  Governor Brown proposed expenditure-related solutions include both significant cuts in most areas of State finance and government, including health and welfare programs, social services, higher education, and State employee costs as well as use of other funding sources in lieu of General Fund revenues.  Over $1.8 billion in such solutions involve revising the use of moneys provided from previous voter initiative measures and would therefore be subject to voter approval in the June Special Election.

•
$12.0 billion in Revenue Solutions.  Governor Brown proposed to place a ballot measure before voters in the June Special Election that would extend for five more years higher tax rates on income, vehicles and sales set to expire in July 2011.  Governor Brown also proposed some additional permanent measures which do not require voter approval, the most significant of which are the elimination of enterprise zones and a modification in the way multistate corporations measure corporate taxes.  If all solutions are approved by State voters, about $8.1 billion of these additional revenues would support General Fund programs in fiscal years 2010-11 and 2011-12, and $5.9 billion would be dedicated directly to local governments to support the realigned programs which will be transferred to their management.  If voters do not pass the temporary tax extensions, Proposition 98 funding will be reduced by more than $2 billion in fiscal year 2011-12, among other spending reductions.

•	$1.9 billion in Other One-Time Solutions. The remaining solutions are one-time actions, including loans and transfers from special funds, and deferral of repayment of previous loans.

In the absence of the corrective proposals made in the 2011-12 Governor’s Budget, Governor Brown’s Administration projects that the State budget would be out of balance through fiscal year 2014-15 by between $17.0 billion and $21.5 billion each fiscal year (in addition to the $25.4 billion deficit through fiscal year 2011-12).  With the solutions proposed, Governor Brown projects the budget will be balanced or have a small surplus through fiscal year 2014-15.

Governor Brown has proposed that the basic structure of the budget plan, including the expenditure-related solutions, be enacted by early March 2011, so that the ballot measure for the revenue solutions can be placed on a ballot in the June Special Election.  Voters would be given the choice to approve the revenue solutions (most of which apparently will be included in one omnibus measure), or face a virtual doubling of the needed expenditure cuts.  There are a number of legal issues concerning the percentage votes required to enact these various proposals, as well as potential lawsuits challenging various proposed actions.  The State Legislature has only begun to consider Governor Brown’s budget package and there can be no assurance when or in what manner the State Legislature will act.

In recent years, assumptions in the State’s budget have not been realized, resulting in sizable and recurring year-end deficits.  There can be no assurance this pattern will not continue in the future.

General Fund Budget Summary.  Set forth below is a table summarizing the condition of the General Fund, as provided in the LAO’s analysis of the 2011-12 Governor’s Budget, dated January 12, 2011.  See “LAO Review of 2011-12 Governor’s Budget” below.

2011-12 Governor’s Budget
General Fund Condition
(Dollars in Millions)

	Actual	Proposed	Proposed 2011-12
	2009-10	2010-11	Amount	Percent Change
Prior year General Fund balance	$(5,147)	$(5,343)	$(3,357)
Revenues and transfers	87,041	94,194	89,696	(4.8)%
Total resources available	81,894	88,851	86,339
Total expenditures	87,237	92,208	84,614	(8.2)%
Ending General Fund balance	(5,343)	(3,357)	1,725
Encumbrances	770	770	770
Reserve	$(6,113)	$(4,127)	$955

Source: LAO’s Report based upon Department of Finance estimates.

LAO Review of 2011-12 Governor’s Budget.  On January 12, 2011, the LAO released its analysis of the 2011-12 Governor’s Budget, entitled “The 2011-12 Budget: Overview of the Governor’s Budget.”  The report stated that the 2011-12 Governor’s Budget contained a realistic assessment of the budget gap facing the State, although the LAO was slightly more optimistic about economic conditions in view of late action by Congress to reduce payroll taxes, which was not included in the current Administration’s projections.  The LAO praised Governor Brown’s efforts to craft a budget plan that focused on multiyear and ongoing solutions and noted that Governor Brown’s package of revenue proposals merit serious legislative consideration.  The LAO indicated Governor Brown’s proposals included some remaining risks, such as inability to achieve the full amount of savings projected in some elements of the plan, and efforts to craft a budget plan that focused on multiyear and ongoing solutions and noted that the Governor Brown’s package of revenue proposals merit serious legislative consideration.

Future Budgets

The 2010-11 Budget Act and the 2011-12 Governor’s Budget reflect yet another attempt by the State to restore balance to a State budget that has been decimated by the worst budget crisis in the State’s history. The State’s budgets will continue to be affected by national and State economic conditions and other factors.  It cannot be predicted what future measures will be taken to address the State’s fiscal situation and the State’s recurring structural deficit.  California’s budget situation is likely to remain challenged for some time; economic recovery is not expected to be as robust as in past years and some of the budget solutions are one-time enactments, or are of a limited duration.  Further, the State’s ability to balance its budget in the future may also be affected by other budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, potential adverse decisions in litigation, deferred obligations to schools and local governments, and increased debt service.

Pending Litigation

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow.  Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California.  See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of February 1, 2011, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
A1	A-	A-

These ratings are among the lowest of any of the 50 states.  These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.  There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California.  Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO.  The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections.  The State Controller issues a monthly report on General Fund cash receipts and disbursements.  These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month.  The Administration also formally updates its budget projections three times during each fiscal year, in January, May and at the time of budget enactment.  These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California.  Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the 2010-11 Budget and the 2011-12 Governor’s Budget may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

None of the information on the above websites is incorporated herein by reference.

Local Governments

Property tax revenues received by local governments declined more than 50 percent following passage of Proposition 13.  Subsequently, the State Legislature enacted measures to provide for the redistribution of the General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues.  In 1997, the State assumed control over funding for local trial courts.  Total local assistance from the General Fund was budgeted at approximately 75 percent of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs.  The enactment of Proposition 1A of 2004 and Proposition 22 substantially changed the ability of the State to use local government taxing sources to aid the State budget.  See “State-Local Fiscal Relations” above.

To the extent the State should be constrained by its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may continue to be reduced.  Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.  The economic slowdown in the State in the last few fiscal years, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which require compliance with  federal welfare reform law.  Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce.  Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets.  Counties remain responsible to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.  The 2010-11 Budget Act includes deep cuts in spending on the CalWORKs Program, the State’s welfare-to-work program that provides cash assistance and a range of services for more than 1.4 million State residents, including the elimination of State funding for subsidized child care for over 35,000 children in low-income working families.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of generous new retirements benefits granted to employees during recent economic boom times, and reduced earnings resulting from the stock market declines during the 2000-2003 period and more recently in 2007-2009.  For more information regarding pension liabilities, see “State and Local Pension Liabilities” above.

Obligations of Other Issuers

Other Issuers of California Debt Obligations.  There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers.  These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

Assessment Bonds.  California debt obligations, which are assessment bonds, may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.  In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance.  In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on such bonds.  Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds.  Moreover, in most cases the issuer of these bonds is not required to make payments on such bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for such bonds.

California Long-Term Lease Obligations.  Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval.  Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease.  Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs.  The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake).  In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.  Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

Other Considerations.  The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors.  Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty.  Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds.  Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.  See “Obligations of State Agencies” and “—Other Issuers of California Debt Obligations” above.

Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies.  Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity.  In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds.  Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.  The State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.  However, Governor Brown has suggested that all redevelopment agencies be eliminated (although outstanding indebtedness would be protected by the federal and State Constitutions).  See “Obligations of State Agencies,” “2010-11 Budget Act” and “—Other Issuers of California Debt Obligations” above.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness.  As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear.  Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.  Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes.  It is not possible, at present, to predict the extent to which any such legislation will be enacted.  Nor is it possible, at present, to determine the impact of any such legislation on securities held in the Fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.

Other Factors

Substantially all of California is within an active geologic region subject to major seismic activity.  Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages.  The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact.  Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions.  Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

INFORMATION ABOUT NEW YORK

The following section on New York does not yet reflect information based on the 2011 New York State budget because it is not yet available as of the date of this Statement of Additional Information.

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (the “State”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

2009-10 BUDGET BACKGROUND AND GENERAL FUND SUMMARY

The State’s current fiscal year began on April 1, 2009 and ends on March 31, 2010. In March 2009, the Governor and Legislature reached final agreement on a budget for 2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009. As in past years, the Legislature enacted all debt service appropriations before the start of the fiscal year (on March 5, 2009). The Governor did not veto any legislative additions.

In the Annual Information State (“AIS”), dated May 15, 2009, the New York State Division of the Budget (“DOB”) projected General Fund receipts, including transfers from other funds, to total $54.3 billion in 2000-10 while General Fund spending, including transfers to other funds, is projected to total $54.9 billion in 2009-10. State Operating Funds, which is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds is projected to total $82.7 billion in 2009-10, an increase of $2.4 billion over 2008-09 results. State Operating Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to total $78.7 billion in 2009-10, an increase of $574 million over 2008-09 results. All Funds receipts, the broadest measure of State revenues, are projected to total $130.6 billion in 2009-10, an increase of $11.3 billion over 2008-09 results. The total comprises tax receipts ($60.6 billion), Federal grants ($47.7 billion) and miscellaneous receipts ($22.2 billion). All Funds spending, the broadest measure of State spending that includes State Operating Funds, capital spending, and Federal grants, is projected to total $131.9 billion in 2009-10, an increase of $10.6 billion from 2009-10.

On February 15, 2010, DOB issued the Third Quarterly Update to the AIS containing extracts from the Governor’s Executive Budget Financial Plan for 2009-10, updated for Governor’s Amendments (the “Updated State Financial Plan”), that DOB presented to the Legislature on January 19, 2009. The Updated State Financial Plan includes updated estimates for the State’s current fiscal year (2009-10) and detailed projections for fiscal years 2009-10 through 2013-14, as modified by the Executive Budget recommendations.

In the Updated State Financial Plan, DOB projects that the State’s General Fund has an estimated shortfall of $1.4 billion remaining in the current fiscal year ending March 30, 2010.  Rather than proposing additional gap-closing measures in the current fiscal year, when the range of options for achieving recurring savings is increasingly limited, the State expects to carry the budget shortfall forward into 2010-11, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings.  In practice, the State expects to carry the budget shortfall into 2010-11 by not making certain payments (e.g., tax refunds and aid payments) that had initially been scheduled to be made in 2009-10 but are not due by law until 2010-11.  The State expects to end 2009-10 with a cash balance of $1.4 billion in the General Fund, including $1.2 billion in the State's rainy day reserves.  In 2010-11, DOB projects a current-services budget gap of $8.2 billion if the Legislature enacts the Executive Budget recommendations in their entirety.  This budget gap reflects the $1.4 billion budget shortfall that is expected to be carried forward from 2009-10 into 2010-11.

General Fund

The State has taken several actions to improve its cash position, which continues to be a concern.  On December 14, 2009 the Governor directed the Budget Director to delay the certification of $750 million in local assistance payments, subject to authority over the spending of appropriations (known as the Certificate of Approval) granted to the Director in the Enacted Budget.  This action was intended to preserve the State’s liquidity position in light of the volatility of month-end revenue collections and the potential shortfalls in available cash that were at risk of occurring during a short period from mid-December 2009 to early January 2010.  In addition, the 2009-10 Deficit Reduction Plan (“DRP”) approved in December 2009 provided approximately $285 million in savings that were not counted on in the cash-flow forecast contained in the Second Quarterly Update to the State Financial Plan for 2009-10 (“Second Quarterly Update”).

Based on preliminary results, the General Fund ended January 2010 with a cash balance of $3.2 billion, $693 million lower than projected in the Second Quarterly Update.

GENERAL FUND PRELIM INARY RESULTS: APRIL 2009 THROUGH JANUARY 2010
(millions of dollars)

	2nd Qtr Projections	Results	Favorable/ (unfavorable) Variance

Opening Balance (April 1, 2009)	1,948	1,948

Receipts	42,556	41,483	(1,073)
Personal Income Tax*	26,310	24,737	(1,573)
User Taxes and Fees*	8,861	8,813	(48)
Business Taxes	3,651	3,701	50
Other Taxes*	874	884	10
Non-Tax Revenue	2,860	3,348	488

Disbursements	40,572	40,192	380
Public Health	617	536	81
All Other Education	1,412	1,246	166
School Aid	10,552	10,411	141
Children and Families	1,326	1,288	38
Medicaid (including admin)	5,647	6,015	(368)
All Other Local	6,389	6,337	52
Personal Service	5,642	5,572	70
Non-Personal Service	1,723	1,587	136
General State Charges	2,556	2,574	(18)
Transfers To Other Funds	4,708	4,626	82

Change in Operations	1,984	1,291	(693)

Closing Balance (Jan 31, 2010)	3,932	3,239	(693)

* Includes transfers from other funds after debt service.

General Fund Comparison to Second Quarterly Update Projections

General Fund receipts, including transfers from other funds, through January 2010 totaled $41.5 billion, $1.1 billion below the Second Quarterly Update projections.  Personal Income Tax (“PIT”) receipts were $1.6 billion below planned levels, partly offset by higher miscellaneous receipts of $488 million, as a result of the DRP and the partial receipt of a legal settlement from Credit Suisse that was previously expected in March 2010.  Other tax variances were modest.

General Fund disbursements, including transfers to other funds, through January 2010, totaled $40.2 billion, $380 million lower than projected. The largest spending variances included:

●	Medicaid: Spending exceeded the forecast due to a spike in enrollment, which is resulting in higher spending for prescription drugs and premium costs, as well as fee-for-service delivery.

•
Education:   Spending was lower due to the timing of Special Education Summer School payments and categorical spending for Aid to Public Libraries, Non-Public School Aid, and Higher Education Opportunity Programs.

•	School Aid: Lower spending was due to the use of ARRA funds approved as part of the DRP and slower than anticipated claims for categorical programs.

•	Non-Personal Service: Lower spending reflects ongoing Statewide management of expenses.

•	Transfers: Spending was lower than projected due to timing-related issues and claims processing delays.

General Fund Comparable Period Changes

Through January 2010, receipts were $4.0 billion, or 8.9 percent, below the same period in the prior year.  All tax categories reflect an annual decline, but most of the drop is attributable to PIT collections ($3.6 billion).

Through January 2010, spending was $2.3 billion, or 5.5 percent, lower than for the same period in the prior year.  This is due primarily to the timing of the pension payment; reductions in Medicaid spending resulting from the Family Medical Assistance Plan (“FMAP”) increase that lowers State-share spending; ongoing efforts to reduce agency operational spending; and reductions in transfers to other funds to support capital projects spending and State-share Medicaid costs.  These declines are partly offset by growth in school aid, higher education, and mental hygiene spending.

2009-10 Deficit Reduction Plan

The Deficit Reduction Plan (“DRP”) for 2009-10 is designed to achieve $2.7.6 billion in savings by March 31, 2009, and recurring annual savings in the range of $700 million to $875 million. The DRP consists of actions that require legislative approval and actions that DOB expects to take administratively and the types of DRP actions that can be implemented by the end of the fiscal year are limited by the time. billion total).  As noted above, the State expects to carry a $1.4 billion budget shortfall forward into 2010-11, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings.

Administrative actions taken with the DRP include reductions of up to 11 percent of agency operating budgets; enhanced activities by the State Office of the Medicaid Inspector General to eliminate waste, fraud, and abuse; debt service savings achieved through refundings, the use of Build America Bonds, and the relatively low interest rates on the State’s variable rate bonds; additional revenue expected from an increased assessment on utilities enacted in 2009-10; and the use of other available resources.

The enacted DRP approved a 12.5 percent reduction to remaining, undisbursed local assistance spending in the current fiscal year for various programs, including transit aid, mental hygiene, health care and aging (excluding Medicaid), education and arts (excluding school aid), certain social services programs, and higher education (excluding the Tuition Assistance Program (“TAP”)).  In addition, targeted local reductions included:

➢
Reducing Aid and Incentive for Municipalities (:AIM”) funding for non-calendar year cities on a sliding scale based on the city’s overall reliance on that aid. Municipalities with a higher reliance on AIM received smaller percentage reductions ($32 million).

➢	Reducing anti-tobacco funding ($10 million).

➢	Eliminating the 2010 trend (inflation) factor for hospital, nursing home, home care, and personal care providers during the first quarter of the calendar year ($12 million).

➢	Authorizing nurses to increase the supply of prescription medicine for home care patients from 8 days to 15 days, thus lowering the frequency of necessary visits ($3 million).

➢	Realizing additional Medicaid and Elderly Pharmaceutical Insurance Coverage (“EPIC”) pharmacy reimbursement as a result of a Federal litigation settlement related to First Data Bank ($19 million).

➢	Delaying scheduled Health Care Equity and Affordability Law for New Yorkers (“HEAL NY”) spending in the current year ($45 million).

➢	Lowering State subsidies for costs associated with mental health parity coverage by 30 percent ($10 million).

➢
Reducing funding for managed care quality incentives ($5 million); pay-for-performance incentives to health care providers ($4 million); teacher centers ($4 million); mortgage foreclosure assistance ($3 million); a disease management demonstration program ($3 million); cervical vaccines ($2 million); emergency contraception; and new shared services efficiency grants.

Other actions include the use of $391 million in American Recovery and Reinvestment Act (“ARRA”) funding for school aid; authorization of a tax amnesty program for the final quarter of 2009-10; the planned receipt of $200 million in excess revenues from the Battery Park City Authority (subject to agreement with New York City and the Authority); a planned franchise payment from the bidder who wins Video Lottery Terminal (“VLT”) development rights at Aqueduct (previously assumed to be received by the State in the amount of $145 million during 2010-11); transfers of $90 million in the Regional Greenhouse Gas Initiative (“RGGI”) proceeds and $10 million from the Environmental Protection Fund (“EPF”); the use of earned dividends to offset employee health and dental insurance costs; and Tier V pension reform savings.

PROJECTED GENERAL FUND YEAR END BALANCES AND BUDGET GAPS

The Updated Executive Financial Plan for 2009-10 is balanced on a cash basis in the General Fund, as required by the State Constitution. As of February 15, 2010, DOB estimates the State will end 2009-10 with a cash balance of $1.4 billion in the General Fund, including $1.2 billion in the State's rainy day reserves.

The General Fund had a projected current-services budget gap of $8.2 billion for 2010-11. The current-services gap for 2010-11 has increased by $1.4 billion to reflect the $1.4 billion budget shortfall that is expected to be carried forward from 2009-10 into 2010-11, as described above.  There were also a number of substantive current-services revisions based on updated information, that, in total, result in no material change to the gap.  These include a reduction in projected tax receipts in 2010-11, based on updated economic data and collections experience ($202 million); a change in the timing (from 2010-11 to 2011-12) of estimated receipts related to conversions of health insurance companies to for-profit status ($242 million); an increase in the estimate for Medicaid expenditures ($170 million); and the elimination of a requirement for motorists to renew their license plates ($93 million).  These reduced receipts are offset in part by downward revisions to the spending estimates for school aid, based on the latest database update, and for a number of other programs, based on updated program data and spending trends.

The current-services gap in the General Fund is projected to nearly double between 2010-11 and 2011-12, increasing from $8.2 billion to $14.5 billion.  This is caused in large part by the assumed expiration, at the end of calendar year 2010, of Federal stimulus funding for Medicaid, education, and other governmental purposes in the current-services forecast, which would result in approximately $4.4 billion in costs reverting to the General Fund, starting in 2011-12.  The annual growth in the projected budget gap is also affected by the sunset, at the end of calendar year 2011, of the temporary PIT increase enacted in 2009-10, which is expected to reduce 2011-12 receipts by approximately $1 billion from 2010-11 levels.

The Updated State Financial Plan would fully eliminate the 2010-11 budget gap of $8.2 billion and reduce the projected gap in 2011-12 from $14.5 billion to $5.4 billion.  The table below summarizes the gap-closing plan.

GENERAL FUND BUDGETARY BASIS SURPLUS/ (GAP) PROJECTIONS
SUMMARY OF CHANGES FROM REVISED CURRENT-SERVICES THROUGH EXECUTIVE BUDGET (AS AMENDED) RECOMMENDATION
(millions of dollars)

	2010-11	2011-12	2012-13	2013-14

REVISED CURRENT-SERVICES ESTIMATE (BEFORE ACTIONS)	(8,168)	(14,481)	(18,501)	(20,883)

Approved Deficit Reduction Plan (Dec. 2009)	692	811	876	854
State Agency Reductions	360	385	385	385
Aid to Localities Reductions	427	426	491	469
All Other Actions	(95)	0	0	0

Executive Budget Recommendations	7,476	8,284	6,969	7,632
Spending Control:	4,871	5,343	5,360	6,184
Aid to Localities Reductions	3,642	3,903	3,787	4,433
State Agency Reductions/Fringe Benefits	1,219	1,403	1,495	1,651
Bonded Capital Reductions of $1.8 B (Debt Service Savings)	10	37	78	100
Tax/Fee Changes	1,244	1,660	1,388	1,227
Tax Audits/Recoveries	221	221	221	221
Non-Recurring Resources	565	0	0	0
Anticipated Federal FMAP Extension	1,060	1,060	0	0
Reserved for Fiscal Uncertainties	(485)	0	0	0

BUDGET SURPLUS/ (GAPS) AFTER ACTIONS	0	(5,386)	(10,656)	(12,397)

The plan would, if enacted in its entirety:

➢
Provide over $8.7 billion in gap-closing actions and resources, which, if approved, would permit the State to set aside nearly $500 million in resources above what is needed to balance the 2010-11 budget to deal with fiscal uncertainties;

➢	Reduce spending from the current-services forecast by approximately $5.0 billion in 2010-11, in both the General Fund and in State Operating Funds;

➢	Hold spending on all measures at well below the rate of inflation, excluding the impact of payment deferrals that artificially lower spending in 2009-10 and increase it in 2010-11; and

➢	Maintain the State’s rainy day reserves at $1.2 billion.

The Updated State Financial Plan does not advance any proposals to close the budget gaps with deficit borrowing, which would likely have an immediate adverse impact on the State’s credit rating and add to the long-term budget imbalance.

2010-11 EXECUTIVE BUDGET FINANCIAL PLAN

Overview of Governor’s 2010-11 Executive Budget Recommendations

The Executive Budget would make significant progress in addressing State budget gaps projected through the 2013-14 fiscal year. The recommendations would, if approved by the Legislature in their entirety, (i) fully eliminate the 2010-11 budget gap of $8.2 billion (which includes the $1.4 billion shortfall carried forward from 2009-10), (ii) reduce the projected gap in 2011-12 from $14.5 billion to $5.4 billion,. (iii) reduce the projected gap in 2012-13 from $18.5 billion to $10.7 billion, and (iv) reduce the projected gap in 2013-14 from $20.9 billion to $12.4 billion. The combined four-year gap (2010-11 through 2013-14) is reduced by more than half, declining from $62 billion to $28 billion.

2010-11 RECEIPTS OVERVIEW

➢
Total All Funds receipts are expected to reach $135.7 billion, an increase of $4.6 billion, or 3.5 percent from 2009-10 estimates.  All Funds tax receipts are projected to grow by nearly $5 billion or 8.5 percent.  This increase is attributable to the full year impact of the temporary personal income tax rate increase, expiring Federal tax laws, and positive revenue actions proposed with the Updated State Financial Plan.  All Funds Miscellaneous receipts are projected to decrease by $677 million, or 3.0 percent.  All Funds Federal grants are expected to increase by $330 million, or 0.7 percent.

➢	Total State Funds receipts are projected to be nearly $85 billion, an increase of $2.8 billion, or 3.4 percent from the 2009-10 estimate.

➢
Total General Fund receipts are projected to be nearly $55 billion, an increase of $2.1 billion, or 4.0 percent from 2009-10 estimates.  General Fund tax receipts are projected to grow by 7.6 percent, while General Fund miscellaneous receipts are projected to decline by 16.9 percent, reflecting the loss of several one-time payments.  Federal grants revenues are projected to decline by 11.8 percent due to a shift in the timing of payments.

➢
After controlling for the impact of policy changes, base tax revenue growth is estimated to increase by 3.5 percent for fiscal year 2010-11.  The expected rebound in economic activity is expected to increase base growth in tax receipts for the first time since 2007-08.

Revenue Actions

The gap-closing plan includes $1.2 billion in tax and fee increases. These include a new excise tax on syrup used in soft drinks and other beverages ($465 million), a franchise fee paid by grocery stores to allow the sale of wine ($254 million), a $1 per pack increase in the cigarette tax ($210 million), and an assessment on health care providers ($216 million), all of which are earmarked to help pay for existing health care expenses.  In addition, audit and compliance activities are expected to increase the tax base by approximately $221 million annually.

Non-recurring resources, which comprise 7 percent of the actions proposed in the Executive Budget, total $565 million.  The largest item in this category is the use of the TANF Emergency Contingency Fund to pay for expenses that would otherwise be incurred by the General Fund in 2010-11.  Other non-recurring resources include altering the timing of a planned payment under the Physician's Excess Medical Malpractice program; investing a portion of lottery prize fund receipts in AAA-rated municipal bonds instead of U.S. Treasury bonds, subject to market conditions, to realize a one-time benefit due to differences in market rates; and recovering excess aid payments made to school districts in prior years.  Importantly, the amount of non-recurring resources is less than the annual growth in savings achieved by recurring gap-closing actions which grow in value by approximately $1.4 billion from 2010-11 to 2011-12.   As a result, the non-recurring actions will not increase the budget gap in 2011-12.

Anticipated Federal aid accounts for the balance of the gap-closing plan.  On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011.  The President’s Budget recommends a six month extension of the temporary increase in the Federal Medical Assistance Percentage (“FMAP”) that was authorized in the American Recovery and Reinvestment Act (“ARRA”).  If approved by Congress, the proposed FMAP extension would help states maintain their Medicaid programs during a period of high enrollment growth and reduced state revenue.

Under the ARRA, the higher FMAP for eligible Medicaid expenditures currently in effect would expire on December 31, 2010.  DOB estimates that, if approved, the extension of higher FMAP through June 30, 2010 would provide approximately $1.1 billion in Financial Plan savings in both the 2010-11 and 2011-12 fiscal years.  If the extension of FMAP were not approved, the State would be required to take an additional $575 million in gap-closing actions, as well as eliminate the resources reserved for fiscal uncertainties.

2010-11 DISBURSEMENTS OVERVIEW

General Fund spending, including transfers to other funds, is projected to total $54.3 billion in 2010-11, a total of $981 million (1.8 percent) more than for 2009-10.  State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition and HCRA resources (but excludes Federal operating aid and capital spending), is projected to total $80.2 billion in 2010-11, an increase of $1.8 billion (2.3 percent) over the revised estimate for 2009-10.. All Funds spending, which includes capital spending and Federal aid in addition to State Operating Funds, is projected to total $136.1 billion in 2010-11, a decrease of $3.0 billion (2.2 percent) from 2009-10. The Financial Plan projections assume that the 201—11 Executive Budget is enacted in its entirety.

Spending Restraint

The Executive Budget gap-closing plan for 2010-11 focuses foremost on actions that reduce the growth in State spending on a recurring basis.  Actions to restrain spending account for 68 percent of the gap-closing plan and will affect most activities funded by the State.  The following table summarizes the recurring spending actions in the General Fund by major function or activity:

COMBINED GENERAL FUND AND HCRA GAP-CLOSING PLAN FOR 2010-11
SPENDING CONTROL
SAVINGS/ (COSTS)
(millions of dollars)

	2010-11	2011-12	2012-13	2013-14

Spending Control 1	4,871	5,343	5,360	6,184

Local Assistance	3,642	3,903	3,787	4,433
School Aid/Lottery Aid	1,625	1,549	1,450	2,054
Gap Elimination Adjustment	1,497	641	0	0
Delay Foundation Aid Phase-In	0	688	1,193	1,791
Lottery Aid	128	149	149	149
Other	0	71	108	114

Health Care	822	1,187	1,169	1,169
Medicaid Fraud/Audit Recoveries	300	300	300	300
Eliminate Automatic Medicaid Rate Increases	99	120	120	120
Reduce Managed Care Premiums	61	75	75	75
HCRA Financing	249	421	423	423
Public Health/Aging *	23	69	71	71
Other	90	202	180	180

Higher Education	208	209	212	214
SUNY Community College Base Aid	107	75	75	75
CUNY Senior College	48	64	64	64
HESC (primarily TAP) *	53	70	73	75

Local Government Aid	325	331	331	321
School Tax Relief Program	213	250	267	288
Human Services/Labor/Housing	201	201	193	223
Education/Special Education	139	38	45	46
Mental Hygiene *	49	63	48	39
All Other Local Assistance	60	75	72	79

State Operations	1,219	1,403	1,495	1,651
State Agency Operational Reductions *	707	742	703	734
Workforce Savings	250	125	0	0
Fringe Benefits/Pension Amortization	262	536	792	917

Bonded Capital Spending Reductions	10	37	78	100

1 Net of new funding initiatives.
*   Includes amendments to the Executive Budget recomendations submitted on January 19, 2010.

Local Assistance

Local assistance spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals.  Excluding the impact of potential payment deferrals from 2009-10 into 2010-11 and the extension of enhanced  FMAP,  State Operating Funds spending for local assistance is estimated at $54.2 billion in 2010-11, an increase of $244 million (0.5 percent) from the current year.

State Operations

The cost of operating State government includes (a) salaries, (b) pensions and other fringe benefits, and (c) non-personal service expenses, including utilities, rents, medical supplies, and other expenses.  State Operating Funds spending for these purposes is expected to total approximately $20.4 billion, a slight decrease from 2009-10. After actions, personal service and non-personal service expenses are projected to decline by $448 million, but this is nearly offset by growth in fringe benefit costs of $439 million.

The Updated State Financial Plan recommends $1.2 billion in savings from efficiency measures in State agencies, wage concessions, most of which must be negotiated with the unions representing State employees, and controls to slow the growth in fringe benefit costs.  The State workforce subject to Executive control is expected to total 131,906 at the end of 2010-11, a reduction of approximately 600 from the estimated total for 2009-10.  The projected decline mainly reflects recommended rightsizing of certain youth facilities, agency consolidations, and the continuation of statewide hiring controls.

ECONOMIC OUTLOOK

National Economy — The release by the U.S. Bureau of Economic Analysis of its first estimate of economic growth for the fourth quarter of 2009 reinforces the belief that the national recovery that began in the third quarter of last year picked up substantial momentum by the end of the year.  The national economy expanded 5.7 percent in the fourth quarter of 2009.  Real household spending grew 2.0 percent, which is still weaker than most prior recoveries, indicating the continued impact of a historically weak labor market and tight credit markets.  The strengthening global economy resulted in export growth, and nonresidential fixed investment, led by investment in equipment and software, ended its five-quarter string of declines with fourth quarter growth of 2.9 percent.  Finally, a change in inventories of over $100 billion made a substantial contribution to fourth quarter growth.  DOB now projects growth of 3.1 percent in real U.S. Gross Domestic Product for 2010, following a decline of 2.4 percent for 2009.

The U.S. Bureau of Labor Statistics has released its 2009 benchmark revision to the national employment data.  The revised data indicate that about 8.4 million jobs have been lost since the start of the recession of 2008-09.  Only 20,000 jobs were lost in January, indicating a labor market turning point in the first quarter of 2010.  On an annual average basis, DOB projects a decline of 0.3 percent for 2010, following a historic decline of 4.3 percent for 2009.  The projection reflects the Census Bureau's current estimate that 1.2 million temporary jobs will be created to conduct the Census.

The current outlook calls for the national recovery to gain momentum throughout 2010, in large part led by a turnaround in business equipment and software spending and the end of the largest inventory correction since the 1930s.  However, there are significant risks to this forecast.  Although credit markets have improved substantially since a year ago, uncertainty remains about the quality of bank assets throughout the global financial system.  The growing international volume of sovereign debt reflecting attempts by governments, including the United States, to hasten the pace of economic recovery, continues to create uncertainty.  The large overhang of commercial real estate and related debt remains yet another source of risk.  A negative credit market shock could result in a major setback to recoveries around the globe.  Similarly, if the labor market fails to recover as projected, household spending, which still accounts for about two-thirds of the economy, could falter.  On the positive side, lower than expected energy prices and inflation would give households more power to spend and could increase the speed of the recovery.  The current forecast reflects continued spending under the Federal stimulus package as passed in February 2009.  If the U.S. Congress should enact more stimulus spending than currently assumed, the recovery could proceed more quickly than is reflected in this forecast.

New York State Economy — The most recent data indicate that employment and wages for the second half of 2009 were weak.  The release of the 2009 benchmark revision to the national employment data showed steep year-over-year declines in the third and fourth quarters of 2009.  National employment trends represent key inputs to DOB’s forecast for the State labor market.  The DOB estimates State employment to have fallen 2.9 percent for 2009, to be followed by a decline of 0.6 percent for 2010.  Private employment is expected to decline by 3.5 percent for 2009, followed by a decline of 0.9 percent for 2010.  Correspondingly, the expected decline in State wages estimated for 2009 reflects a historic decline of 7.0 percent.  Job declines continue to be led by the manufacturing, construction, and financial services sectors, all of which pay salaries that are higher than the statewide average.  Declines in financial services employment appear to be having a large impact on household spending, as evidenced by the unprecedented large declines observed in taxable sales, particularly downstate.

The impact of the current downturn on State wages has been significant.  State wages fell a historic 7.0 percent in 2009, but are expected to rise 3.5 percent for 2010.  The unprecedented decline in State wages largely reflects the impact of securities industry losses on bonus compensation.  Financial market weakness along with a steep decline in high-value real estate market transactions, has also resulted in a reduced level of capital gains realizations for 2009.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the credit crisis and equity market volatility pose a particularly large degree of uncertainty for New York.  Weak credit market conditions and rising debt default rates are expected to continue to put downward pressure on the State's income and tax base by continuing to depress household spending and real estate activity.  Real estate market risks are particularly great in the commercial sector where high-value transactions contribute significantly to state and local government revenues, in part through taxable capital gains realizations.  Declines in capital gains realizations tend to reduce taxable income among taxpayers paying the highest marginal rates and, as a result, have a disproportionately large impact on Personal Income Tax receipts.  These effects could ripple through the economy, further depressing both employment and wage growth.  In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

DOB’s outlook for the State economy calls for the current recession ending by the second half of 2010.  However, there exists significant downside risk to the projected timing and strength of the coming recovery, given the historically unprecedented decline in wages being witnessed during the current recession.

2009-10 FINANCIAL PLAN RESERVES

In January 2007, the State created a new State Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. This Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. In addition, the existing Tax Stabilization Reserve has an authorized balance of 2 percent and can be used only to cover unforeseen year-end deficits.

The State projects that General Fund reserves will total $1.4 billion at the end of 2009-10 with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $146 million designated for subsequent use.  This assumes that the shortfall for 2009-10 is carried forward into 2010-11 and that the DRP actions planned for the current year are achieved in their entirety.

The projected $1.2 billion of undesignated reserves includes a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the new Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks. The projected designated reserves consist of $73 million in the Community Projects Fund to finance existing “member item” initiatives, and $73 million set aside for the debt management purposes.

As of February 15, 2010, DOB estimates the State will end 2010-11 with a General Fund balance of $1.9 billion, consisting of $1.7 billion in undesignated reserves and $194 million in designated reserves.

Aside from the amounts noted above, the 2009-10 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

UPDATED STATE FINANCIAL PLAN RISKS/SPECIAL CONSIDERATIONS

Many complex economic, social, and political forces influence the State’s economy and finances. These forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year and include, but are not limited to:  the performance of the national and State economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on State tax collections; increased demand in entitlement- and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the municipal bond market; litigation against the State, including, but not limited to, potential challenges to the constitutionality of certain tax actions authorized in the budget, the method of calculating the local share of FMAP, and the outcome of a class action suit alleging discrimination in the administration of a civil service test between 1996 and 2006; and actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.

The Updated State Financial Plan forecast contains specific transaction risks and other uncertainties, including, but not limited to, full implementation of the DRP in the current year, including transactions related to BPCA ($200 million) and the VLT franchise payment ($300 million) which, if these do not occur as planned, would require additional cash management actions in the current year; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels currently projected.  Several transactions are dependent upon the actions of third parties, including those involving the BPCA, the VLT franchise payment, and certain workforce management actions that need to be negotiated with the unions representing State employees.  Ongoing delays continue to surround the award of the VLT franchise and have the potential to impact the timing of the expected franchise payment.  Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year.

The Updated State Financial Plan assumes the Federal government will authorize a six-month extension (January 1, 2011 through June 30, 2011) of the higher FMAP authorized in ARRA.  If the FMAP extension is not approved, or approved at a reduced level, then additional gap-closing actions will be required by the State.

An additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in 2009-10 and beyond.  The Updated State Financial Plan includes the costs of a pattern settlement for all unsettled unions, the largest of which represents costs for fiscal years 2009-10 and 2010-11 for the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”). There can be no assurance that actual settlements will not exceed the amounts included in the Updated State Financial Plan. Furthermore, the current round of collective bargaining agreements expires at the end of 2010-11.  The Financial Plan does not include any costs for potential wage increases beyond that point.

The Updated State Financial Plan also does not include estimates of the costs or savings, if any, that may result if the Federal government were to approve comprehensive changes to the nation’s health-care financing system. There is a risk that Federal changes could have a materially adverse impact on the State’s Financial Plan projections in future years.  DOB expects to provide a more comprehensive assessment as events warrant.

In any year, the Financial Plan is subject to risks, that, if they were to materialize, could affect operating results.  Special considerations include the following:

State Cash Flow Projections

The Enacted Budget for 2009-10 authorized the General Fund to borrow resources temporarily from other available funds in the State’s Short-Term Investment Pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever occurs first.  The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money).

Through the first ten months of 2009-10, the General Fund used this authorization to meet payment obligations in May, June, September, November, and December 2009, as well as January 2010.  The General Fund may need to rely on this borrowing authority at times during the remainder of the 2009-10 fiscal year and in fiscal year 2010-2011.

During the 2009-10 fiscal year, the State has taken actions to maintain adequate operating margins, and expects to continue to do so as events warrant.  For example, the State plans to make its contribution of approximately $960 million to the State Retirement System on March 1, 2010, the statutory payment date, rather than in September 2009, as originally planned.  In addition, in December 2009, the Budget Director deferred a portion of certain payments to school districts, counties, and other entities to preserve liquidity during the month.

The State has reserved money to make the debt service payments scheduled for February and March 2010 that are financed with General Fund resources.  Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants.

The General Fund ended December 2009 with a negative balance of approximately $205 million.  Absent the specific cash management actions outlined above and the benefit of certain actions approved in the DRP, the negative balance would have exceeded $1.5 billion. Preliminary results for January 2010 indicate the General Fund had a balance of $3.3 billion.

The projected month-end balances for 2010-11 are shown in the table below. The projections assume that the gap-closing plan is enacted in its entirety by the start of the fiscal year.  Cash balances are expected to continue to be relatively low, especially during the first half of the fiscal year, including projected month-end negative balances in the General Fund for May through August 2010.  The balances assume that all payments related to the carry-forward of the $1.4 billion General Fund shortfall in 2009-10 are made no later than June 2010.  The Updated State Financial Plan assumes that the General Fund will continue to borrow periodically from STIP.

ALL FUNDS M ONTH-END BALANCES
FISCAL YEAR 2010-11
(millions of dollars)

	General Fund	Other Funds	All Funds	SUNY Adjustment	Adjusted All Funds

April	3,094	2,696	5,790	0	5,790
M ay	(298)	2,631	2,333	0	2,333
June	(777)	2,020	1,243	0	1,243
July	(75)	2,940	2,865	(655)	2,210
August	(60)	3,412	3,352	(646)	2,706
September	2,049	1,210	3,259	(799)	2,460
October	1,784	2,546	4,330	(778)	3,552
November	1,346	2,649	3,995	(737)	3,258
December	1,676	1,853	3,529	(663)	2,866
January	6,780	2,735	9,515	(640)	8,875
February	7,018	2,664	9,682	(577)	9,105
M arch	1,906	1,094	3,000	(623)	2,377

The Amended Executive Budget proposes legislation that would, among other things, remove certain resources of the State University from the governmental funds of the State.  If this were to occur, the available balances in STIP would be substantially reduced.  DOB will continue to closely monitor and manage the General Fund cash flow during the fiscal year in an effort to maintain adequate operating balances.

Structural Budget Gap

Spending continues to increase at a faster rate than receipts. The State-financed portion of the budget has grown faster than both personal income and inflation over the past ten years. From 1998-99 through 2008-09, overall spending has grown at a compound annual rate of 5.6 percent.   By comparison, the growth in personal income, which is a reasonable approximation for long-term receipts growth, averaged approximately 4.5 percent over the same period.  Before accounting for the impact of the gap-closing plan, State Operating Funds disbursements are projected to increase at approximately 7.6 percent annually over the next four years. The gap-closing plan would reduce the growth rate to approximately 6.2 percent annually. In comparison, State receipts over the plan period are projected to grow at approximately 4 percent annually, consistent with DOB’s economic forecast for the recession and recovery.

State Litigation

The State is a defendant in a number of legal proceedings in which potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the 2009-10 fiscal year or thereafter. Currently, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues. The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold noted above.

Litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the Medicaid reimbursement methodology for nursing homes.

Debt Reform Cap

Based on the updated forecasts in the Updated State Financial Plan, debt outstanding and debt service costs over the plan period are expected to remain below the limits imposed by the Debt Reform Act.  However, the available room under the debt outstanding cap is expected to decline from $6.8 billion in 2009-10 to $52 million in 2012-13.  The current projections represent a decline in projected debt capacity as compared to the First Quarterly Update, which estimated that about $762 million in capacity would be available in 2012-13.  The revisions primarily reflect the timing of bonding for CUNY and economic development purposes, as offset by a slightly improved forecast for State personal income in future years.  The changes to the debt reform projections over the last few quarters demonstrate the sensitivity of the cap calculations to volatility in State personal income levels and other economic factors.  Measures to adjust capital spending and debt financing practices may be needed for the State to stay in compliance with the legal debt limit.

2008-09 FISCAL YEAR RESULTS

The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (“GAAP”), showing revenues and expenditures.

Cash-Basis Results. The State ended 2008-09 in balance on a cash basis in the General Fund.  General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for 2008-09.  Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected.  This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the Community Projects Fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-09 that were delayed until 2009-10.  As described more fully under the section on "Extraordinary Federal Aid" in this AIS, the year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results.  While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million.  The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08.  The main source of annual growth was School Aid.

Generally Accepted Accounting Principles -Basis Results. The State Budget is required to be balanced on a cash basis, which is DOB’s primary focus in preparing and implementing the State Financial Plan. State Finance Law also requires the Financial Plan be presented for informational purposes on a Generally Accepted Accounting Principles (“GAAP”) basis, in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). Thus, the GAAP projections presented below are intended to supplement, for informational purposes, the cash-basis Financial Plan. The GAAP-basis plans model the accounting principles applied by the Office of the State Comptroller in preparation of the 2008-09 Financial Statements. The GAAP basis results for 2008-09 showed the State in a net positive asset condition of $33.9 billion.

Comparison of Actual GAAP-Basis Operating Results
Surplus/ (Deficit)
(millions of dollars)

Fiscal Year Ended	General Fund	Special Revenue Funds	Debt Service Funds	Capital Projects Funds	All Governmental Funds	Accumulated General Fund Surplus/(Deficit)
March 31, 2009	(6,895)	(1,183)	35	44	(7,990)	(3,944)
March 31, 2008	1,567	(1,328)	(293)	(306)	(360)	3,951
March 31, 2007	202	(840)	92	501	(45)	2,384

Beginning with the fiscal year ended March 31, 2003, statements have been prepared in accordance with GASBS 34. GASBS 34 has significantly affected the accounting and financial reporting for all state and local governments. The financial reporting model redefined the financial reporting model by changing its focus to major funds, rather than fund types, requiring a new management discussion and analysis section (the “MD&A”), and containing new government-wide financial statements which includes all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A are issued in place of the general purpose financial statements. The new statements also report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).

Summary of Net Assets
(millions of dollars)

Fiscal Year Ended	Governmental Activities	Business-Type Activities	Total Primary Government
March 31, 2009	30,894	3,031	33,925
March 31, 2008	43,510	4,217	47,727
March 31, 2007	45,327	3,599	48,926

GASBS 45

The GAAP basis results for 2008-09 showed the State having total net assets of $33.9 billion after reflecting the impact of GASBS 45 “Accounting and Financial Reporting by Employers for Post-Retirement Benefits.”

The State has used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2009 at $55.4 billion ($46.3 billion for the State and $9.1 billion for SUNY), using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method.

This liability was disclosed in the 2008-09 basic GAAP financial statements issued by the State Comptroller in July 2009. GASB rules indicate the liability may be amortized over a 30-year period; therefore, only the annual amortized liability above the current PAYGO costs is recognized in the financial statements. The 2008-09 liability totaled $4.2 billion ($3.2 billion for the State and $1 billion for SUNY) under the Frozen Entry Age actuarial cost method, amortized based on a level percent of salary.  This was $3 billion ($2.3 billion for the State and $0.7 billion for SUNY) above the payments for retiree costs made by the State in 2008-09.  This difference between the State’s PAYGO costs and the actuarially determined required annual contribution under GASBS 45 reduced the State’s currently positive net asset condition at the end of 2008-09 by $3 billion.

GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Updated State Financial Plan.  On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.

As noted, there is no provision in the Updated State Financial Plan to pre-fund the GASBS 45 liability.  If such liability were pre-funded, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations (“GOER”), Civil Service and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties.  However, in light of existing fiscal conditions, it is not expected that the State will alter its planned funding practices.

GAAP-Basis Financial Plan Projections. In 2009-10, the General Fund GAAP Financial Plan shows total revenues of $44.7 billion, total expenditures of $54.8 billion, and net other financing sources of $9.5 billion, resulting in an operating deficit of $578 million and a projected accumulated deficit of $3.5 billion.  These results are due primarily to the cash deficit and the impact of economic conditions on revenue accruals, primarily PIT.

In 2010-11, the General Fund GAAP Financial Plan shows total revenues of $46.4 billion, total expenditures of $53.6 billion, and net other financing sources of $9.0 billion, resulting in an operating surplus of $1.8 billion, which reduces the projected accumulated deficit to $1.7 billion.  These results reflect the impact of the Updated State Financial Plan gap-closing actions, and the carry-forward of the cash shortfall into 2010-11.

FIVE YEAR CAPITAL PROGRAM AND FINANCING PLAN

Section 22-c of the State Finance Law requires the Governor to submit the five year Capital Program and Financing Plan with the Executive Budget and to update the Plan by 30 days after the enactment of the State Budget. The enacted 2009-10 through 2013-14 Capital Program and Financing Plan (the “Capital Plan”) was adopted on May 1, 2009.

State capital projects spending is projected to total $10.6 billion in 2009-10. This includes $8.8 billion in spending that appears in the State's Financial Plan and $1.8 billion in "off-budget" spending that is financed directly from bond proceeds. 1 Capital spending in 2009-10 will be financed with State-supported debt ($5.8 billion, 54 percent), Federal aid ($2.9 billion, 28 percent), and State cash resources ($2 billion, 18 percent). Federal spending growth is largely attributable to the ARRA, which provides over $1.0 billion in funds to improve the State’s transportation and environmental infrastructure. Capital spending over the next five years is expected to average approximately $10.3 billion annually, with the largest spending for transportation (48 percent), education/higher education (18 percent), and economic development (10 percent).

The projected $10.3 billion in capital spending in 2009-10 represents a $1.5 billion (17 percent) increase over 2008-09, of which over $1.0 billion is funded from the Federal Stimulus package. The most significant increases in dollar terms are for transportation ($720 million), of which $508 is attributable to Federal Stimulus funds; and economic development and government oversight ($541 million).  Projections include a $302 decline in spending for education/higher education. This decline is attributable to the phase-out of the EXCEL school construction program ($627 million), which will have provided school districts, including New York City, with $2.6 billion in total resources when it is completed in 2010-11. Capital spending in economic development is expected to increase by 61 percent, from $882 million in 2008-09 to $1.4 billion in 2009-10, and includes funding for previously authorized economic development projects.

Excluding Federal ARRA funding, the Enacted Capital Plan reflects limited spending for new capital initiatives, as the State reduces capital spending in response to the economic downturn, and continuing pressure on its statutory debt cap. In November 2008, the State imposed restrictions on capital spending. The capital initiatives contained in the Enacted Budget reflect investments in the HEAL NY program for efficiency improvements at hospitals and nursing homes ($650 million), infrastructure improvements for higher education (SUNY, CUNY), construction of library facilities ($14 million), construction for new facilities related to Rockefeller Drug Law Reform ($18 million), capital bonding associated with new parks stewardship ($20 million), and capital improvements related to economic development projects ($25 million) through bond proceeds rather than local assistance grants...

1 “Off-budget” capital spending reflects capital projects payments made by Authorities on behalf of the State directly from bond proceeds. This spending is pursuant to capital contracts held by the Authorities and is not captured by the State’s Central Accounting System.

STATE-SUPPORTED DEBT

As of March 31, 2009, the total amount of outstanding general obligation debt was $3.3 billion and the total amount of outstanding State-supported debt was approximately $47.0 billion. As set forth in the Capital Plan, State-related debt outstanding is projected to total $54.2 billion in 2009-10, an increase of $2.6 billion (5.0 percent) from 2008-09. Over the period of the Enacted Capital Plan, State-related debt outstanding is projected to increase from $51.6 billion in 2008-09 to $59.2 billion in 2013-14, or an average increase of 2.9 percent annually.

Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds (“PIT”) by the Urban Development Corporation (UDC), the New York State Housing Finance Agency (“HFA”), the New York State Thruway Authority (Thruway Authority), the Dormitory Authority of the State of New York (“DASNY”), and the New York State Environmental Facilities Corporation (“EFC”) (collectively, the “Authorized Issuers”).

The legislation provided that 25 percent of State PIT receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. State PIT Revenue Bond borrowings include issuances by: (i) the Dormitory Authority of the State of New York (“DASNY”) for school construction (“EXCEL”), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers (“Heal NY”) Capital Grant Program, cultural education storage facilities, Judicial Training Academies, and library facilities; (ii) the New York State Thruway Authority for CHIPs; (iii) the Urban Development Corporation (“UDC”; doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions, State Police and Division of Military and Naval Affairs facilities, Office for Technology facility, Office of General Services Capital and Agriculture and Markets; (iv) the Environmental Facilities Corporation (“EFC”) for State Environmental Infrastructure Projects, including Water Pollution Control, Hazardous Waste Remediation, and West Valley; and (v) the New York State Housing Finance Agency (“HFA”) for housing programs.

In addition, PIT bonds can be issued by more than one authority for certain State programs, to include: the Community Enhancement Facilities Assistance Program (“CEFAP”) for economic development purposes which may be issued by DASNY, UDC and HFA; the Strategic Investment Program (“SIP”) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Program, Higher Technology and Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC; and Buffalo Inner Harbor, Roosevelt Island Operating Corporation, International Computer Chip Research and Development Center, and 2008 & 2009 Economic Development Initiatives, which may be issued by DASNY and UDC.

State PIT Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State PIT Revenue Bonds were outstanding. The 2009-10 Enacted Budget projects that $4.1 billion of State PIT Revenue Bonds will be issued in 2009-10.

The Debt Reform Act, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State supported debt outstanding began at 0.75 percent of personal income in 2000 01 and gradually increases until it is fully phased-in at 4 percent of personal income in 2010 11. Similarly, the cap on new State supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and gradually increases until it is fully phased in at 5 percent in 2013 14. Under State law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2008-09 fiscal year, both caps are set at 3.65 percent. On November 2, 2009, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2009 at 2.67 percent of personal income and debt service on such debt at 1.58 percent of total governmental receipts.

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years.  However, the State has entered into a period of significantly declining debt capacity.  Available cap room, in regards to debt outstanding, is expected to decline from 0.74 percent ($6.8 billion) in 2009-10 to only 0.08 percent ($763 million) in 2011-12, a decrease of 88 percent or $6 billion.  In addition, debt outstanding is projected to exceed the cap by 0.03 percent ($314 million) in 2012-13 and by 0.04 percent ($384 million) in 2013-14.  The State plans to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

STATE-RELATED DEBT

The category of State-related debt includes the State supported debt described above, as well as contingent contractual-obligation financings, moral obligation financings and State guaranteed debt. As of March 31, 2009, the total amount of outstanding State-related debt was approximately $52.1 billion.

THE STATE AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2008, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

THE CITY OF NEW YORK

The fiscal demands on the State may be affected by the fiscal condition of The City of New York (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

The staffs of the New York State Financial Control Board (“FCB”), the Office of the State Deputy Comptroller for The City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”), issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2009-10 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority (“BFSA”). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority (“ECFSA”). Under these statutes, the City and the County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the County’s sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

The BFSA has instituted a control period for Buffalo since 2003. In 2006, the ECFSA instituted a control period for the County after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. The implementation of a control period grants BFSA significant authority over the financial operations of the City and ECFSA significant authority over the financial operations of the County including: the power to approve or reject contracts, settlements, and borrowings in excess of $50,000; to determine expenditure limits for proposed county budgets; and to implement a wage or hiring freeze.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Portfolios (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy and Rule 2a-7, information about each Portfolio’s portfolio holdings will be published on the Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Portfolio’s month-end top ten holdings, generally with a 30-day lag time.  The Company may disclose Portfolio holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager’s ability to time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide research and other execution services to the Company and the Investment Manager, and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith that the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” includes the Portfolios, the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Short-Term Investment Fund, the TDAM Short-Term Bond Fund and the TDAM Global Sustainability Fund, each a series of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††

Independent
Directors

PETER B.M.	Director	Since	Retired.	12	Director of
EBY		6/6/02			Leon’s Furniture
Limited since
c/o TDAM USA Inc.					May 1977;
31 West 52nd Street					Director of Sixty-
New York, NY 10019					Split Corp. since
March 2001;
Age: 72					Director of
George Weston
Limited since May 2000.

LAWRENCE J. TOAL c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 73	Chairman and Director	Since 12/12/95	President and Chief Executive Officer of Dime Bancorp, Inc. from July 2000 through February 2002; Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through June 2000; and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.	12	None.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††

JAMES E. KELLY c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 59	Director	Since: 12/18/08	Consultant and financial services attorney since June 2002; teacher at Empire State College since 2008; senior advisor to New York State Banking Department during 2009; Chief Financial Officer of Brooklyn Academy of Music, Inc. during 2007; Consultant and Chief Operating Officer to the Health Care Chaplaincy from 2003 to 2006; Trustee of Albany Law School since 2000; and Executive Vice President and General Counsel of Dime Bancorp, Inc. from January 1998 through May 2002.	12	None

DONALD J. HERREMA c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 58	Director	Since: 3/30/09
Executive Vice Chairman of Kennedy Wilson, International (real estate), since 2009; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm), since 2004; Senior Advisor of Stone Point Capital (private equity investment firm) since 2008; Managing Director, Head of Private Wealth Management for Morgan Stanley, 2006 through 2008; Chairman and CEO of Loring Ward International, LTD (investment and business management) from 2005 through 2006; CEO of Atlantic Trust (INVESCO) from 2001 through 2004; Chief Executive Officer of Bessemer Trust (wealth management) from 1993 through 2000.
				12	Director of Lepercq, de Neuflize and Co. since 2009.

Interested Director BARBARA F. PALK††† c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019	Director	Since: 12/17/10	Senior Vice President − Wholesale Banking TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	12	None

Age: 59

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††
In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2010.

†††	Ms. Palk is considered an ‘‘interested person’’ because she owns shares of The Toronto-Dominion Bank.

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Peter B.M. Eby. Mr. Eby has been a Director since 2002. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 35 years of experience in the financial services industry, during which time he served in executive-level positions with a large Canadian investment firm. Mr. Eby has served as a director on the board of several public and private companies, including as lead director of a large food processing and distribution company.

Donald J. Herrema. Mr. Herrema has been a Director since 2009. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

James E. Kelly. Mr. Kelly has been a Director since 2008. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Lawrence J. Toal. Mr. Toal has been a Director, Chairman of the Board since December 2010 and Chairman of the Audit Committee since 1995. He currently serves as the Audit Committee financial expert. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 30 years of experience in the banking industry. Mr. Toal gained executive-level experience as the president and chief executive officer of a large retail bank. He has served as a director on the board of a life insurance company as well as a trustee on the board of non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has 32 years of business experience in financial services. Of that, she has 20 years business experience with the Investment Manager including 18 years in an executive role. Ms. Palk also serves on the boards of directors of several not-for-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years

Officers Who Are
Not Directors

MARK BELL	President and	Since:	Since 2004, Managing Director,
	Chief	9/22/08	Relationship Management of TD Asset
c/o TDAM	Executive		Management.
USA Inc.	Officer
31 West 52nd Street
New York, NY 10019

Age: 41

MAYA GITTENS c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019	Chief Legal Officer and Anti- Money Laundering Officer	Since: 9/22/08
Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP; from May 2001 through May 2005, Securities Compliance Examiner, United States Securities and Exchange Commission.

Age: 46

ERIC	Treasurer and	Since:	Since November 2004, Fund Accounting
KLEINSCHMIDT	Chief	9/22/08	Director of SEI Investments.
Financial
c/o SEI Investments	Officer
One Freedom Valley Drive
Oaks, PA 19456

Age: 42

MARC ALMES	Assistant	Since:	Since January 1999, Fund Accounting
	Treasurer	9/22/08	Manager at SEI Investments.
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

Age: 39

JACK P. HUNTINGTON	Secretary	Since:	Since September 2008, Senior Vice President of
		2/27/09	Regulatory Administration, Citi Fund
c/o Citi Fund Services			Services Ohio, Inc.; from October 2004
Ohio, Inc.			through September 2008, Senior Counsel,
100 Summer Street, Suite			MetLife, Inc.
1500
Boston, MA 02110

Age: 40

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years

MICHELE R. TEICHNER	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99	Since January 2006, Managing Director; Senior Vice President of Investment Manager from August 1996 to December 2005 and TD Waterhouse Investor Services, Inc. from June 1997 to December 2005.

c/o TDAM
USA Inc.
31 West 52nd Street
New York, NY 10019

Age: 51

†	The table shows the time period for which each individual has served an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board of Directors has overall responsibility for oversight of the Company and the Portfolios. The Board, on behalf of the Company, has engaged TDAM to manage the Portfolios on a day-to-day basis. The Board of Directors is responsible for overseeing TDAM and other service providers in the operations of the Portfolios in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board of Directors is currently composed of five members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Toal, to serve in the role of Chairman. The Directors have determined that Mr. Toal’s extensive executive, business and directorial experience, as well as his long service as a Director and Chairman of the Audit Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Portfolios, the Board oversees the management of risks relating to the operation of the Company and the Portfolios.  Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Portfolios and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating. The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Eby and Toal. This Committee met 2 times during the fiscal year ended October 31, 2010.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2010.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Eby and Toal currently serve, is composed solely of Independent Directors. This Committee will not normally consider nominees recommended by shareholders. The Nominating Committee did not meet during the fiscal year ended October 31, 2010.

Ownership of Shares by Directors

The dollar range of the shares in each Portfolio beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2010, are set forth below.

		Aggregate Dollar Range of
		Securities in all Registered
	Dollar Range of Equity Securities	Investment Companies Overseen by
Name of Director	in each Portfolio	Director in Fund Complex
Independent Directors

Peter B. M. Eby	$ 0	$0

Lawrence J. Toal	$ 0	$0

James E. Kelly	$10,001- $50,000	$10,001-$50,000

Donald J. Herrema	$ 0	$0

Interested Director
Barbara F. Palk	$ 0	$0

On January 31, 2010, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio.

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of December 31, 2010.

Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class of Security	Value of Securities	Percent of Class

Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A
James E. Kelly	N/A	N/A	N/A	$0	N/A
Donald J. Herrema	N/A	N/A	N/A	$0	N/A

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, Citi Fund Services Ohio, Inc., SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $40,000, payable quarterly, (ii) a meeting fee of $4,375 for each meeting attended in person, (iii) a meeting fee of $3,000 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and (v) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2010, are as follows:

Name of Board Member	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members (1)

Independent Directors
Richard W. Dalrymple (2)	$57,750	$0	$0	$57,750
Peter B. M. Eby	$60,500	$0	$0	$60,500
Lawrence J. Toal	$60,500	$0	$0	$60,500
James E. Kelly	$60,500	$0	$0	$60,500
Donald J. Herrema	$59,125	$0	$0	$59,125

Interested Director
George F. Staudter (2)	$0	$0	$0	$0
Barbara F. Palk(3)	$0	$0	$0	$0

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.

(2)
Mr. Staudter was an Interested Director who was paid by the Investment Manager. Both Mr. Dalrymple and Mr. Staudter resigned as Directors effective December 17, 2010. Effective upon the conclusion of his term of office as a Director, Mr. Staudter became a director emeritus. This position is an honorary non-voting position for which Mr. Staudter does not receive any compensation from the Funds.

(3)	Ms. Palk was elected to the Board effective December 17, 2010 and did not receive any compensation from the Company for the fiscal year ended October 31, 2010.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“Toronto-Dominion”). Toronto-Dominion, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. Toronto-Dominion is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Group”). As of October 31, 2010, the TD Bank Group had over $179 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010, had total assets under management of approximately $17.4 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board of Directors’ approval of the Investment Management Agreement is available in the Portfolios’ semi-annual shareholder report for the fiscal period ended April 30, 2010.

For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Portfolio, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses in an effort to maintain certain net yields for the Portfolio. Accordingly, fee waivers and expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time.

The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee	Fee Waived*

Money Market Portfolio
Year ended October 31, 2010	$5,414,959	$0
Year ended October 31, 2009	$12,350,433	$0
Year ended October 31, 2008	$16,305,336	$0

U.S. Government Portfolio
Year ended October 31, 2010	$1,613,858	$405,010
Year ended October 31, 2009	$4,233,822	$18,573
Year ended October 31, 2008	$3,279,480	$0

Municipal Portfolio
Year ended October 31, 2010	$764,441	$5,612
Year ended October 31, 2009	$987,380	$82,044
Year ended October 31, 2008	$913,626	$0

California Portfolio
Year ended October 31, 2010	$280,606	$13,969
Year ended October 31, 2009	$344,462	$124,838
Year ended October 31, 2008	$389,497	$0

New York Portfolio
Year ended October 31, 2010	$159,396	$46,996
Year ended October 31, 2009	$186,214	$82,733
Year ended October 31, 2008	$218,411	$0

* The Investment Manager may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Administration

Pursuant to an Administration Agreement with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Portfolios, provides administrative services to each of the Portfolios. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation.

The following table shows the dollar amount of administration fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived

Money Market Portfolio
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

U.S. Government Portfolio
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

Municipal Portfolio
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

California Portfolio
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

New York Portfolio
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

The Administrator has entered into a Sub-administration Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, OH 42319, pursuant to which Citi performs certain of the foregoing administrative services for the Company. Under this Sub-administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a Distribution Agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the 12b-1 Plan does not provide for the payment of fees to the Distributor for these services, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company’s Independent Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Directors have adopted a distribution plan under Rule 12b-1 under the Investment Company Act (“12b-1 Plan”) with respect to each Class of each Portfolio. The 12b-1 Plan permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% of its annual average daily net assets, Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets, the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

The Portfolios have entered into a Rule 12b-1 Agreement with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, pursuant to which the Investor Class of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.45% of its annual average daily net assets, Class A of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.53% of its annual average daily net assets, the Premium Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.365% of its annual average daily net assets and the Select Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.33% of its annual average daily net assets.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc. (“TD Clearing” or the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Portfolios or Classes under the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board of Directors will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees with respect to a Class of a Portfolio without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Class, or (ii) 67% or more of the shares of the Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to a Class of a Portfolio by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of such Class.

For the fiscal year ended October 31, 2010, the Portfolios paid the following amounts pursuant to the 12b-1 Plan:

	Fee Paid	Fee Waived*

Money Market Portfolio — Investor Class
Year ended October 31, 2010	$11,420,722	$11,420,722

Money Market Portfolio—Premium Class
Year ended October 31, 2010	$1,225,820	$1,139,848

Money Market Portfolio — Class A
Year ended October 31, 2010	$10,982,312	$10,982,312

Money Market Portfolio — Select Class
Year ended October 31, 2010	$4,777,536	$4,614,388

U.S. Government Portfolio— Investor Class
Year ended October 31, 2010	$3,929,070	$3,929,070

U.S. Government Portfolio — Class A
Year ended October 31, 2010	$4,309,771	$4,309,771

Municipal Portfolio — Investor Class
Year ended October 31, 2010	$2,109,436	$2,109,436

Municipal Portfolio — Class A
Year ended October 31, 2010	$1,567,129	$1,567,129

California Portfolio — Investor Class
Year ended October 31, 2010	$805,752	$805,752

California Portfolio — Class A
Year ended October 31, 2010	$538,229	$538,229

New York Portfolio — Investor Class
Year ended October 31, 2019	$429,536	$429,536

New York Portfolio — Class A
Year ended October 31, 2010	$338,909	$338,909

* The Investment Manager and its affiliates may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Shareholder Servicing

The Board of Directors of the Company has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to each Class of each Portfolio pursuant to which the Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to each respective Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% (0.05% in the case of the Premium Class of the Money Market Portfolio) of the average daily net assets of the respective Class. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be agreed.

The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to a Class by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade (the “TD Ameritrade Agreement”), TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Servicing Plan. The Company may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD Ameritrade Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement. The TD Ameritrade Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement. Each Portfolio or TD Ameritrade may terminate the TD Ameritrade Agreement on 15 days’ prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement may terminate the TD Ameritrade Agreement any time without penalty. The TD Ameritrade Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Portfolios under the TD Ameritrade Agreement, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived*
Money Market Portfolio— Investor Class
Year ended October 31, 2010	$6,344,815	$5,641,094
Year ended October 31, 2009	$15,776,588	$2,798,410
Year ended October 31, 2008	$23,497,625	$0

Money Market Portfolio — Premium Class
Year ended October 31, 2010	$167,925	$78,456
Year ended October 31, 2009	$364,781	$6,236
Year ended October 31, 2008	$720,033	$0

Money Market Portfolio — Class A
Year ended October 31, 2010	$5,180,342	$4,579,597
Year ended October 31, 2009	$15,776,588	$2,267,504
Year ended October 31, 2008	$16,113,248	$0

Money Market Portfolio — Select Class
Year ended October 31, 2010	$723,887	$485,847
Year ended October 31, 2009	$1,474,951	$131,469
Year ended October 31, 2008	$1,369,989	$0

U.S. Government Portfolio — Investor Class
Year ended October 31, 2010	$2,182,806	$2,072,538
Year ended October 31, 2009	$5,847,757	$3,472,861
Year ended October 31, 2008	$5,487,994	$0

U.S. Government Portfolio – Class A
Year ended October 31, 2010	$2,032,913	$1,940,979
Year ended October 31, 2009	$6,445,781	$3,967,474
Year ended October 31, 2008	$3,822,483	$0

Municipal Portfolio — Investor Class
Year ended October 31, 2010	$1,171,903	$1,094,543
Year ended October 31, 2009	$1,515,900	$390,062
Year ended October 31, 2008	$1,714,162	$0

Municipal Portfolio — Class A
Year ended October 31, 2010	$739,213	$689,031
Year ended October 31, 2009	$961,370	$239,487
Year ended October 31, 2008	$571,729	$0

California Portfolio — Investor Class
Year ended October 31, 2010	$447,638	$446,875
Year ended October 31, 2009	$570,274	$346,010
Year ended October 31, 2008	$702,506	$0

California Portfolio — Class A
Year ended October 31, 2010	$253,882	$253,443
Year ended October 31, 2009	$290,889	$182,736
Year ended October 31, 2008	$271,251	$0

New York Portfolio — Investor Class
Year ended October 31, 2010	$238,630	$235,302
Year ended October 31, 2009	$290,508	$178,460
Year ended October 31, 2008	$363,556	0

New York Portfolio — Class A
Year ended October 31, 2010	$159,863	$157,712
Year ended October 31, 2009	$175,031	$106,366
Year ended October 31, 2008	$182,479	$0

*The Investment Manager and its affiliates may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

TDAM, TD Ameritrade and TD Clearing entered into a Sweep Fund Agreement, pursuant to which TD Ameritrade agreed to continue to make available the Investor Class and Class A of the Portfolios to eligible brokerage customers of TD Ameritrade and perform certain shareholder and marketing support services for the Portfolios, and TD Clearing agreed to continue to provide transfer agency services, in each case in respect of TD Ameritrade clients. The Portfolios will pay TD Ameritrade through its clearing affiliate TD Clearing for its marketing support services under the Rule 12b-1 distribution plan. The Portfolios separately pay TD Ameritrade under the shareholder servicing plan for shareholder services, and TD Clearing for its transfer agency services. In addition, TDAM or an affiliate may from time to time pay additional amounts to TD Ameritrade as compensation for its distribution activities in respect of the Portfolios.

Transfer Agent and Custodian

TD Clearing, 100 North Ameritrade Place, Bellevue, NE 68005, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent (the “Transfer Agent”) for each Portfolio. For the services provided under the Transfer Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications, such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating  and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.10% of the average daily net assets of the Investor Class of each Portfolio, Class A of each Portfolio and the Select Class of the Money Market Portfolio and 0.05% of the average daily net assets of the Premium Class of the Money Market Portfolio.

The Transfer Agent is permitted, with prior written consent of the Company or a Portfolio, to delegate some or all of its obligations under the Transfer Agency Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios or Classes to the Transfer Agent.

Pursuant to a Custodian Agreement, The BNY Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Company and the Investment Manager acting on behalf of the Company, have not voted any proxies.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Portfolio. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e . where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, Proxy Consultants the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with this Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent
If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors
Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors
If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation
The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO
Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board
The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions
Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals
Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers
A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interest of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value, after consultation with the appropriate business unit.

Fair Price Proposals
Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels
Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts
Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups
Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail
Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)
Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution
The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market
The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan
The Investment Manager prefers option plans that include a shareholder- approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change
The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans
Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.

Employee Stock Purchase Plans
The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors
In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options, or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes
Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans
Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class
The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization
The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements
Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks
Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally
As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favour of it.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options
Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues
The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business
The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to provide voting recommendations and to vote routine proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS identifies a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Portfolios or Classes, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio or Class are charged to that Portfolio or Class.

Codes of Ethics

The Company has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order or payment are received by a Portfolio.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Portfolios will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio’s NAV at $1.00 per share.

Dividends paid by a Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Capital Gain Distributions

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, reported as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15% for individuals and other non-corporate shareholders for taxable years beginning on or before December 31, 2012), regardless of how long the shareholder has held the Portfolio’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a regulated investment company, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98.2% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Portfolios anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other non-corporate shareholders for taxable years beginning on or before December 31, 2012 and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues — Municipal Portfolio, California Portfolio and New York Portfolio. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio’s investment policy of generating at least 80% of its income that is free from federal income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Portfolio, California Portfolio or New York Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of these Portfolios and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Municipal Portfolio, California Portfolio or New York Portfolio that represents income derived from certain revenue or private activity bonds held by such Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 or 2010 is not an item of tax preference for purposes of the AMT, and interest on tax-exempt bonds issued in 2009 and 2010 is not included in corporate adjusted current earnings. Moreover, some or all of the exempt-interest dividends distributed by the Municipal Portfolio, California Portfolio or New York Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from such Portfolios may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

California Income Tax Issues — California Portfolio. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company from interest on obligations the interest on which is exempt from California personal income tax and designated by the California Portfolio as exempt-interest dividends (in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year) are exempt from California personal income tax. For the California Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations or from capital gains will be subject to California personal income tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase or carrying of shares of the Portfolio will not be deductible for California personal income tax purposes.

Dividends and distributions from the Portfolio are not exempt from California state corporate income tax or franchise tax.

New York Income Tax Issues — New York Portfolio. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Other Tax Information

Each of the Portfolios may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2010, the Money Market Portfolio had capital loss carryforwards of $63,730.  For Federal Income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains.  The Portfolio’s capital loss carryforwards will expire October 31, 2018.

As of October 31, 2010, the California Portfolio had capital loss carryforwards of $7,257. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolio’s capital loss carryforwards of $7,176 will expire October 31, 2016 and $81 will expire October 31, 2018.

As of October 31, 2010, the New York Portfolio had capital loss carryforwards of $148.  For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolio’s capital loss carryforwards will expire October 31, 2018.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares and then within 90 days and prior to January 31 of the following calendar year acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. If a Portfolio holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Portfolio’s taxable year, and the Portfolio satisfies the minimum distribution requirement, the Portfolio may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Portfolio for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Portfolio were to make an election, a shareholder of the Portfolio would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7.

Each Portfolio must adhere to certain conditions under Rule 2a-7. The Board of Directors of the Company oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio’s NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; suspending redemptions and payment of redemption proceeds, provided the Board has irrevocably approved the liquidation of the Portfolio; and such other measures as the Board may deem appropriate.

 During periods of declining interest rates, each Portfolio’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by Financial Intermediaries that have entered into selling agreements with the Distributor.

The Investor Class and Class A of each Portfolio and the Select Class of the Money Market Portfolio do not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. For the Premium Class shares of the Money Market Portfolio, there is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD Ameritrade clients with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts) of shares. The Premium Class of the Money Market Portfolio has a minimum balance requirement of $20,000 ($15,000 for retirement accounts) for each shareholder account. The Money Market Portfolio may waive these requirements at any time in its discretion. In addition, the Transfer Agent may charge a $5.00 fee for redemptions of less than $5,000 worth of shares of the Premium Class shares of the Money Market Portfolio. If applicable, each Portfolio may waive minimum investment requirements, if any, for purchases by directors, officers or employees of the Company, TD Ameritrade or any of its subsidiaries.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by the Financial Intermediary through which you purchase shares. In addition, Portfolio shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by your Financial Intermediary with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV. With respect to redemptions in amounts greater than the lesser of $1,000,000 or 1% of Portfolio net assets, the redemption amount above such threshold will generally be paid by a distribution in-kind of portfolio securities. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in-kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash.  A redemption in-kind of the Portfolio’s securities could result in less diversified investments for the Portfolio and could affect adversely the Portfolios’ liquidity.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Portfolio or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio or Class. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio, and shareholders of a Class will have the exclusive right to vote on any 12b-1 Plan related only to that Class. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001: 29 billion shares of the Money Market Portfolio with 12 billion shares designated to the Investor Class, 2 billion shares designated to the Premium Class, 10 billion shares designated to Class A, and 5 billion shares designated to the Select Class; 14 billion shares of the U.S. Government Portfolio with 8 billion shares designated to the Investor Class and 6 billion shares designated to Class A; 10 billion shares of the Municipal Portfolio with 5 billion shares designated to each of the Investor Class and Class A; 8 billion shares of the California Portfolio with 6 billion shares designated to the Investor Class and 2 billion shares designated to Class A; and 4 billion shares of the New York Portfolio with 2 billion shares designated to each of the Investor Class and Class A. Each share of an investment Class is entitled to participate pro rata in the dividends and distributions from that Class.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Portfolio’s/Class’s outstanding shares as of January 31, 2011.

Portfolio/Class	Shares	% of Class

TDAM New York Municipal Portfolio - Investor Class

Susan Rosenberg P.O. Box 11046 Albany, NY 12211	11,827,617.59	8.45%

TDAM New York Municipal Portfolio - Class A

Trust Under Agreement Celia R. Clark TR 570 Lexington Avenue New York, NY 10022	6,564,070.55	10.88%

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S, MOODY’S INVESTORS SERVICE, FITCH, AND DBRS RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

When Fitch assigns ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated F-1, F-2 or F-3.

DBRS fundamentally defines its credit ratings as forward-looking measures that assess an issuer’s ability and willingness to make timely payments of principal and interest. Any credit rating is never static, as the economic and competitive environment in which many companies operate is constantly changing. DBRS ratings for cyclical companies address credit risk through the cycle and do not contemplate rating changes as business cycles move, unless these moves result in a fundamental weakening of the credit. As such, DBRS accounts for risk through the business cycle by allowing a degree of variability in relative creditworthiness within each rating category. This allows credit quality to fluctuate within the bounds of the rating, without requiring an upgrade or downgrade. Credit ratings are not buy, hold, or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations. Furthermore, DBRS and its analysts have no involvement in the pricing or trading of rated securities. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated R-1, R-2, R-3, R-4 or R-5.

MUNICIPAL NOTES

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes.  Notes due in 3 years or less will likely receive a note rating.  Notes with an original maturity of more than 3 years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortized schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.  Note rating symbols are as follows:

SP-1  Strong capacity to pay principal and interest.   An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay and interest.

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S BOND RATINGS

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

FITCH BOND RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

 AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

DBRS BOND RATINGS

AAA. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A. Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

TDAMSAI01

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund
Institutional Class (TDMXX)
Institutional Service Class (TDNXX)
Commercial Class (TCCXX)

TDAM Institutional Municipal Money Market Fund
Institutional Class (TICXX)
Institutional Service Class (TMUXX)
Commercial Class (TMYXX)

TDAM Institutional U.S. Government Fund
Institutional Class (TDGXX)
Institutional Service Class (TDHXX)
Commercial Class (TGCXX)

TDAM Institutional Treasury Obligations Money Market Fund
Institutional Service Class (TDVXX)
Commercial Class (TTCXX)

31 West 52nd Street
New York, New York 10019
(866) 416-4031

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2011

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated March 1, 2011 (the “Prospectus”) for the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund and the TDAM Institutional Treasury Obligations Money Market Fund, each a series (the “Funds”) of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

Each Fund’s financial statements and financial highlights for the fiscal year ended October 31, 2010, including the independent registered public accounting firm’s report thereon, are included in the Funds’ Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus, please write to the Company at P.O. Box 182300, Columbus, Ohio 43218-2300, call (866) 416-4031, or visit the following website: http://www.tdamusa.com.

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GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

DISCLOSURE OF FUND HOLDINGS	17

PORTFOLIO TRANSACTIONS	18

MANAGEMENT OF THE COMPANY	19

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	27

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES	33

DIVIDENDS AND TAXES	38

SHARE PRICE CALCULATION	43

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	43

SHAREHOLDER INFORMATION	44

ANNEX A — RATINGS OF INVESTMENTS	48

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TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund
TDAM Institutional Municipal Money Market Fund
TDAM Institutional U.S. Government Fund
TDAM Institutional Treasury Obligations Money Market Fund

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Fund offers two or more classes of shares. This SAI pertains to all classes of each of the TDAM Institutional Money Market Fund (the “Institutional Money Market Fund”), the TDAM Institutional Municipal Money Market Fund (the “ Institutional Municipal Fund”), the TDAM Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”), and the TDAM Institutional Treasury Obligations Money Market Fund (the “ Institutional Treasury Fund ”) .

Each of the Funds is “diversified” as that term is defined in the Investment Company Act.

The investment manager of the Funds is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund’s investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Funds. Except as otherwise indicated, however, each Fund’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, the Funds or a particular class of the Funds (“Class”) means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company, the Funds or such Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company, the Funds or such Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, the Funds or such Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Fund’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.

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As money market funds, the Funds are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Funds. See “Rule 2a-7 Matters” below.

Asset-Backed Securities

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund   may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The Institutional U.S. Government Fund will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made by each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

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Borrowing

Each Fund may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Fund will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1 /3% of the value of the Fund’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1 / 3% limitation. As a non-fundamental policy, a Fund will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Fund will borrow from banks for leverage purposes. As a matter of fundamental policy, a Fund will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Institutional Money Market Fund and the Institutional Municipal Fund may invest in certificates of participation.  Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less.  A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation.  Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit.  The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.  The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by the Fund.  It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its certificates of participation prior to maturity to the issuer or third party.  As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

U.S. Treasury Obligations

The Institutional Treasury Fund may invest in U.S. Treasury obligations. U.S. Treasury obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS (described on page 16).

Commercial Paper and Similar Securities

(Institutional Money Market Fund, Institutional Municipal Fund and Institutional U.S. Government Fund only) Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

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Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Fund will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex A - Ratings of Investments.”

Credit Enhancement Features

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund   may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Fund and affect its share price.

Foreign Securities

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Fund also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

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The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements

The Institutional Money Market Fund may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Fund.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Fund may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008,  the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Fund does not guarantee the net asset value of the Funds’ shares.

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Illiquid Securities

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund   may invest up to 5% of its net assets in illiquid securities. The term “illiquid securities” is defined in Rule 2a-7 as securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value ascribed to them by the Fund. In determining the liquidity of a Fund’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, a Fund was in a position where more than 5% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Fund decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 5% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Fund’s 5% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Directors. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Investment Company Securities

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Funds’ investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to the investment companies in the aggregate. In addition, each Fund will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager in excess of the limits discussed above. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

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Municipal Securities

Each of the Institutional Money Market Fund and the Institutional Municipal Fund may invest in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Fund.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

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Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities, such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment. However, pursuant to the American Recovery and Reinvestment Act of 2009, no bond issued after December 31, 2008, and before January 1, 2011, will be considered a private activity bond.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”), have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Fund’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

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Certain Tax Aspects. Municipal securities are also categorized according to (i) whether or not the interest is includable in the calculation of AMT imposed on individuals, (ii) whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and (iii) other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments.   The Institutional Municipal Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, this Fund may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Institutional Municipal Fund may be required to sell securities at a loss.

From time to time, the Institutional Municipal Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Institutional Municipal Fund may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities. Should the Institutional Municipal Fund invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.

Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Fund’s holdings would be affected, and the Board of Directors would reevaluate the Fund’s investment objective and policies.

Put Features

(Institutional Money Market Fund, Institutional Municipal Fund and the Institutional U.S. Government Fund only) Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

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Repurchase Agreements

Each Fund may enter into repurchase agreements, which are instruments under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Fund at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Fund’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. Each Fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, pursuant to policies and procedures for reviewing creditworthiness adopted by the Board; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. Each Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S Government Fund may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Fund must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Funds may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex A - Ratings of Investments.”

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Except to the limited extent permitted by Rule 2a-7 and except for government securities, each Fund may not invest more than 5% of its total assets in the securities of any one issuer.

Each Fund is limited with respect to the extent to which it can invest in second tier securities.  For example, the Institutional Money Market Fund may not invest more than ½ of 1% of its total assets in the second tier securities of a single issuer.  In addition, no Fund may invest in a second tier security with a maturity of greater than 45 calendar days.

Under the applicable liquidity requirements of Rule 2a-7, each Fund (except the Institutional Municipal Fund) must hold at least 10% of its assets in “daily liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, and securities for which the Fund has a legal right to receive cash in one business day.  Each Fund must also hold at least 30% of its assets in “weekly liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, agency discount notes with a remaining maturity of 60 days or less, and securities for which the Fund has a legal right to receive cash within five business days.

Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less (45 days or less with respect to second tier securities), all calculated as described in Rule 2a-7.  For example, for a government security that is a variable rate security where the variable rate of interest is readjusted at least every 397 calendar days, the maturity is deemed to be equal to the period remaining until the next readjustment of the interest rate.

Section 4(2) Paper

Each of the Institutional Money Market Fund and the Institutional Municipal Fund may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 5% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Fund’s investments in Section 4(2) paper on a continuous basis.

Securities Lending

Each Fund may lend portfolio securities in amounts up to 33 1 /3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Fund will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Institutional Money Market Fund and the Institutional Municipal Fund may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.  This Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Institutional Money Market Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Institutional Money Market Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Institutional Money Market Fund or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Institutional Money Market Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

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Stripped Government Securities

Each of the Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Treasury Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Funds. The Institutional Money Market Fund can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Institutional Money Market Fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position

When market or business conditions warrant, the Institutional Municipal Fund may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which the Funds may invest directly, and (v) money market mutual funds. To the extent the Funds assume a temporary defensive position, it may not be pursuing its investment objective. When the Funds assume a temporary defensive position, it is likely that its shareholders will be subject to federal income taxes on a greater portion of their income dividends received from the Fund.

Tender Option Bonds

The Institutional Municipal Fund may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Funds hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Funds may buy tender option bonds if the agreement gives the Funds the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Funds, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

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Variable or Floating Rate Obligations

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Fund determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Funds to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss. Each Fund may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Fund will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Fund will segregate appropriate liquid assets to cover its purchase obligations. A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

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The following are the Fundamental Investment Restrictions of each Fund. Each Fund (unless noted otherwise) may not:

(1)
with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2)
(with respect to the Institutional Municipal Fund   only) , normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3)	issue senior securities, except as permitted under the Investment Company Act;

(4)	make short sales of securities or purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(5)
borrow money, except that each Fund may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1 / 3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1 / 3% limitation. A Fund will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(6)	act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(7)
purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or with respect to the Institutional Municipal Fund , tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Institutional Money Market Fund may invest more than 25% of its total assets in the financial services industry and the Institutional Municipal Fund may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Institutional Money Market Fund specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks, including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(8)
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9)
buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(10)
lend any security or make any other loan if, as a result, more than 33 1 / 3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(11)
purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Funds.

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The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Fund (unless noted otherwise) does not currently intend to:

(1) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 5% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors;

(3) invest in financial futures and options thereon;

(4) (with respect to the Institutional U.S. Government Fund only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change; or

(5) (with respect to the Institutional Treasury Fund ) normally invest less than 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Funds (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Fund portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) and, for purposes of rating the Funds, S&P will (or may) have access to Fund portfolio holdings information on a regular basis. Company Representatives and S&P are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company, a Company Representative nor S&P may disclose a Fund’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company, any Company Representative nor S&P may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

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In accordance with the Policy and Rule 2a-7, information about each Fund’s portfolio holdings will be published on the Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed.  The company also will publish on the TDAM website each Fund’s month-end top ten holdings, generally with  a 30-day lag time. The Company may disclose Fund holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Fund portfolio holdings information. Company, Company Representative and S&P compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO (or his or her designee) on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of a Fund depending upon the Investment Manager’s ability to time and execute such transactions. Each Fund normally intends to hold its portfolio securities to maturity. The Funds do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Fund’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide research and order execution services to the Company and the Investment Manager and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Funds. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Funds, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Funds satisfy the standards of Section 17(e) and Rule 17e-1.

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The investment decisions for each Fund will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Funds as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Fund.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” includes the Funds, the TDAM Money Market Portfolio, the TDAM U.S. Government Portfolio, the TDAM Municipal Portfolio, the TDAM California Municipal Money Market Portfolio, the TDAM New York Municipal Money Market Portfolio, the TDAM Short-Term Investment Fund, the TDAM Short-Term Bond Fund and the TDAM Global Sustainability Fund, each a series of the Company.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††

Independent Directors

PETER B.M.	Director	Since	Retired.	12	Director of
EBY		6/6/02			Leon’s Furniture
Limited since
c/o TDAM USA Inc.					May 1977;
31 West 52nd Street					Director of Sixty-
New York, NY 10019					Split Corp. since
March 2001;
Age: 72					Director of
George Weston
Limited since May 2000.

LAWRENCE J. TOAL c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 73	Chairman and Director	Since 12/12/95	President and Chief Executive Officer of Dime Bancorp, Inc. from July 2000 through February 2002; Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through June 2000; and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.	12	None.

20

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††

JAMES E. KELLY c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 59	Director	Since: 12/18/08	Consultant and financial services attorney since June 2002; teacher at Empire State College since 2008; senior advisor to New York State Banking Department during 2009; Chief Financial Officer of Brooklyn Academy of Music, Inc. during 2007; Consultant and Chief Operating Officer to the Health Care Chaplaincy from 2003 to 2006; Trustee of Albany Law School since 2000; and Executive Vice President and General Counsel of Dime Bancorp, Inc. from January 1998 through May 2002.	12	None

DONALD J. HERREMA c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 58	Director	Since: 3/30/09
Executive Vice Chairman of Kennedy Wilson, International (real estate), since 2009; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm), since 2004; Senior Advisor of Stone Point Capital (private equity investment firm) since 2008; Managing Director, Head of Private Wealth Management for Morgan Stanley, 2006 through 2008; Chairman and CEO of Loring Ward International, LTD (investment and business management) from 2005 through 2006; CEO of Atlantic Trust (INVESCO) from 2001 through 2004; Chief Executive Officer of Bessemer Trust (wealth management) from 1993 through 2000.
				12	Director of Lepercq, de Neuflize and Co. since 2009.

Interested Director BARBARA F. PALK††† c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 59	Director	Since: 12/17/10	Senior Vice President − Wholesale Banking TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	12	None

†	The table shows the time period for which each individual has served as a Director. There is no set term of office for Directors.
††
In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2010.

†††	Ms. Palk is considered an ‘‘interested person’’ because she owns shares of The Toronto-Dominion Bank.

21

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Peter B.M. Eby. Mr. Eby has been a Director since 2002. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 35 years of experience in the financial services industry, during which time he served in executive-level positions with a large Canadian investment firm. Mr. Eby has served as a director on the board of several public and private companies, including as lead director of a large food processing and distribution company.

Donald J. Herrema. Mr. Herrema has been a Director since 2009. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

James E. Kelly. Mr. Kelly has been a Director since 2008. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Lawrence J. Toal. Mr. Toal has been a Director, Chairman of the Board since December 2010and Chairman of the Audit Committee since 1995. He currently serves as the Audit Committee financial expert. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 30 years of experience in the banking industry. Mr. Toal gained executive-level experience as the president and chief executive officer of a large retail bank. He has served as a director on the board of a life insurance company as well as a trustee on the board of non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has 32 years of business experience in financial services. Of that, she has 20 years business experience with the Investment Manager including 18 years in an executive role. Ms. Palk also serves on the boards of directors of several not-for-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

22

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years

Officers Who Are
Not Directors

MARK BELL	President and	Since:	Since 2004, Managing Director,
	Chief	9/22/08	Relationship Management of TD Asset
c/o TDAM	Executive		Management.
USA Inc.	Officer
31 West 52nd Street
New York, NY 10019

Age: 41

MAYA GITTENS c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019	Chief Legal Officer and Anti- Money Laundering Officer	Since: 9/22/08
Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP; from May 2001 through May 2005, Securities Compliance Examiner, United States Securities and Exchange Commission.

Age: 46

ERIC	Treasurer and	Since:	Since November 2004, Fund Accounting
KLEINSCHMIDT	Chief	9/22/08	Director of SEI Investments.
Financial
c/o SEI Investments	Officer
One Freedom Valley Drive
Oaks, PA 19456

Age: 42

MARC ALMES	Assistant	Since:	Since January 1999, Fund Accounting
	Treasurer	9/22/08	Manager at SEI Investments.
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

Age: 39

JACK P. HUNTINGTON	Secretary	Since:	Since September 2008, Senior Vice President of
		2/27/09	Regulatory Administration, Citi Fund
c/o Citi Fund Services			Services Ohio, Inc.; from October 2004
Ohio, Inc.			through September 2008, Senior Counsel,
100 Summer Street, Suite 1500			MetLife, Inc.
Boston, MA 02110

Age: 40

23

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years

MICHELE R. TEICHNER	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99	Since January 2006, Managing Director; Senior Vice President of Investment Manager from August 1996 to December 2005 and TD Waterhouse Investor Services, Inc. from June 1997 to December 2005.

c/o TDAM USA Inc.
31 West 52nd Street
New York, NY 10019

Age: 51

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board of Directors has overall responsibility for oversight of the Company and the Funds. The Board, on behalf of the Company, has engaged TDAM to manage the Funds on a day-to-day basis. The Board of Directors is responsible for overseeing TDAM and other service providers in the operations of the Funds in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board of Directors is currently composed of five members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.
The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Toal, to serve in the role of Chairman. The Directors have determined that Mr. Toal’s extensive executive, business and directorial experience, as well as his long service as a Director and Chairman of the Audit Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Funds, the Board oversees the management of risks relating to the operation of the Company and the Funds.  Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Funds and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

24

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Eby and Toal. This Committee met 2 times during the fiscal year ended October 31, 2010.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2010.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Eby and Toal currently serve, is composed solely of Independent Directors. This Committee will not normally consider nominees recommended by shareholders. The Nominating Committee did not meet during the fiscal year ended October 31, 2010.

Ownership of Shares By Directors

The dollar range of the shares in each Fund beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2010 are set forth below.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen Director in Fund Complex
Independent Directors

Peter B. M. Eby	$0	$0
Lawrence J. Toal	$0	$0
James E. Kelly	$0	$10,001 - $50,000
Donald J. Herrema	$0	$0

Interested Director
Barabar F. Palk	$0	$0

On January 31, 2010, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

25

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of December 31, 2010.

Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class	Value of Securities	Percent of Class

Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A
James E. Kelly	N/A	N/A	N/A	$0	N/A
Donald J. Herrema	N/A	N/A	N/A	$0	N/A

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $40,000, payable quarterly, (ii) a meeting fee of $4,375 for each meeting attended in person, (iii) a meeting fee of $3,000 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and (v) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2010, are as follows:

Name of Board Member	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company Fund Complex Paid to Board Members (1)
Independent Directors
Richard W. Dalrymple(2)	$57,750	$0	$0	$57,750
Peter B. M. Eby	$60,500	$0	$0	$60,500
Lawrence J. Toal	$60,500	$0	$0	$60,500
James E. Kelly	$60,500	$0	$0	$60,500
Donald J. Herrema	$59,125	$0	$0	$59,125

Interested Director
George F. Staudter (2)	$0	$0	$0	$0
Barbara F. Palk(3)	$0	$0	$0	$0

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.
(2)
Mr. Staudter was an Interested Director who was paid by the Investment Manager. Both Mr. Dalrymple and Mr. Staudter resigned as Directors effective December 17, 2010. Effective upon the conclusion of his term of office as a Director, Mr. Staudter  became a director emeritus. This position is an honorary non-voting position for which Mr. Staudter does not receive any compensation from the Funds.

(3)	Ms. Palk was elected to the Board effective December 17, 2010 and did not receive any compensation from the Company for the fiscal year ended October 31, 2010.

26

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of each Fund. Pursuant to the Investment Management Agreement with the Company on behalf of each Fund, the Investment Manager manages each Fund’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“Toronto-Dominion”). Toronto-Dominion, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. Toronto-Dominion is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Group”). As of October 31, 2010, the TD Bank Group had over $179 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010, had total assets under management of approximately $17.4 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Fund, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Fund at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Fund.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Funds under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board of Directors’ approval of the Investment Management Agreement is available in the Funds’ semi-annual shareholder report for the fiscal period ended April 30, 2010.

For the investment management services furnished to each Fund, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Fund, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Fund over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Fund’s operating expenses in an effort to maintain certain net yields for the Fund. Accordingly, fee waivers and expense reimbursements by the Investment Manager or its affiliates will increase each Fund’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time.

27

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses of the Institutional Municipal Fund (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.20% for the Institutional Class of the Fund, 0.45% for the Institutional Service Class of the Fund and 0.85% for the Commercial Class of the Fund (each, an “Expense Cap”). Any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the Institutional Municipal Fund or respective Class, as the case may be, within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed. Unless specified otherwise, any expense restrictions are voluntary and may be reduced or eliminated at any time.

The following table shows the dollar amount of investment management fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data for the Institutional Money Market Fund and Institutional U.S. Government Fund is for the fiscal years ended October 31, 2008, 2009, and 2010.  The data for the Institutional Municipal Fund and the Institutional Treasury Fund is for fiscal year ended October 31, 2010 and from fiscal periods September 23, 2009 to October 31, 2008 and November 3, 2008 to October 31, 2009,  respectively.

	Fee Paid	Fee Waived*
Institutional Money Market Fund
Year ended October 31, 2010	$227,346	$125,064
Year ended October 31, 2009	$169,726	$43,571
Year ended October 31, 2008	$228,780	$0

Institutional Municipal Fund
Year ended October 31, 2010	$59,624	$158,434
Fiscal Period September 23, 2009 to October 31, 2009	$0	$0

Institutional U.S. Government Fund
Year ended October 31, 2010	$769,370	$111,775
Year ended October 31, 2009	$644,798	$21,664
Year ended October 31, 2008	$538,995	$0

Institutional Treasury Fund
Year ended October 31, 2010	$303,661	$179,267
Fiscal Period November 3, 2008 to October 31, 2009	$130,238	$122,418

* The Investment Manager may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Investment Manager.

Administration

Pursuant to an Administration Agreement with the Company, TDAM USA Inc. (the “Administrator”),  as administrator to the Funds, provides administrative services to each of the Funds. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation from the Funds.

28

The following table shows the dollar amount of administration fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data for the Institutional Money Market Fund and Institutional U.S. Government Fund is for the fiscal years ended October 31, 2008, 2009, and 2010.  The data for the Institutional Municipal Fund and the Institutional Treasury Fund is for fiscal year ended October 31, 2010 and from fiscal periods September 23, 2009 to October 31, 2008 and November 3, 2008 to October 31, 2009,  respectively.

	Fee Paid	Fee Waived*
Institutional Money Market Fund
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

Institutional Municipal Fund
Year ended October 31, 2010	$0	$0
Fiscal Period September 23, 2009 to October 31, 2009	$0	$0

Institutional U.S. Government Fund
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

Institutional Treasury Fund
Year ended October 31, 2010	$0	$0
Fiscal Period November 3, 2008 to October 31, 2009	$0	$0

* The Administrator may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Investment Manager.

The Administrator has entered into a Sub-administration Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, OH 42319, pursuant to which Citi performs certain of the foregoing administrative services for the Company. Under this Sub-administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Fund or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Fund. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

29

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”) (the “Distributor”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a Distribution Agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares.  The Institutional Money Market Fund and Institutional U.S. Government Fund-Institutional and Institutional Service Classes do not have a distribution plan pursuant to Rule 12b-1 under the 1940 Act that permits the payment of fees to the Distributor for its services provided under the Distribution Agreement, pursuant to a Reimbursement Agreement between the Investment Manager and the Distributor, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Directors have adopted a distribution plan under Rule 12b-1 of the Investment Company Act (“12b-1 Plan”) with respect to the Commercial Classes of each of the Funds. The 12b-1 Plan permits the Commercial Class of each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government   Fund to pay from its assets distribution fees at a rate not to exceed 0.40% of its annual average daily net assets, and the Commercial Class of the Institutional Treasury Fund to pay from its assets distribution fees not to exceed 0.50% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to   the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payment of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

The Distributor has entered into Rule 12b-1 Agreements with each of TD Bank, N.A. (“TD Bank”) and TD Ameritrade Inc., each an affiliate of the Investment Manager, pursuant to which the Commercial Class of each of the Institutional Money Market Fund , the Institutional Municipal Fund and the Institutional U.S. Government   Fund pays from its assets 12b-1 Fees at a rate of 0.40% of its annual average daily net assets and the Commercial Class of the Institutional Treasury Fund pays from its assets 12b-1 Fees at a rate of 0.50% of its annual average daily net assets and the Commercial Class of the Institutional Treasury Fund pays from its assets 12b-1 fees at a rate of 0.50% of its annual average daily net assets.

The 12b-1 Plan also provides that TDAM or any successor investment adviser or administrator (collectively, “Successor”) may make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement to such broker-dealers or other persons who, in TDAM’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Commercial Class under the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board of Directors will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Commercial Class, or (ii) 67% or more of the shares of the Commercial Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Commercial Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to the Commercial Class by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of the Commercial Class.  The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Fund or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of a majority of the Independent Directors, or by a majority of the outstanding voting securities of such Fund. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

For the fiscal year ended October 31, 2010, the Funds paid the following amounts pursuant to the 12b-1 Plan:

	Fee Paid	Fee Waived*
Institutional Money Market Fund – Commercial Class	$324,227	$324,227
Institutional Municipal Fund – Commercial Class	$10,591	$10,591
Institutional U.S. Government Fund – Commercial Class	$834,426	$834,426
Institutional Treasury Fund – Commercial Class	$964,900	$964,900

* The Investment Manager may waive and/or reimbuse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Investment Manager.

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Shareholder Servicing

The Board of Directors of the Company has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to the Institutional Service Class and Commercial Class of each Fund pursuant to which such Class of each Fund may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to the Institutional Service Class and Commercial Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of the Institutional Service Class and Commercial Class of each Fund. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services, including responding to shareholder inquiries and requests for information, and providing such other similar services as may be agreed.

The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to the Institutional Service Class and Commercial Class of either Fund by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Institutional Service Class of each Fund and TD Bank, N.A., an affiliate of the Investment Manager, TD Bank, N.A. has agreed to provide shareholder services to the Institutional Service Class of each Fund pursuant to the Servicing Plan. The Company or the Investment Manager may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Commercial Class of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund, and TD Ameritrade Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, TD Ameritrade has agreed to provide shareholder services to its clients that are shareholders of the Commercial Class of each of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to a fee (as a percentage of average net assets) of 0.25% payable to TD Ameritrade under the Shareholder Services Agreement.

The Investment Manager has entered into a Services Agreement with TD Bank N.A., pursuant to which TD Bank, N.A. has agreed to provide certain recordkeeping and other shareholder services for its clients who hold shares of the Funds. TD Bank, N.A. receives a fee from the Investment Manager for providing these services.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data for the Institutional Money Market Fund and Institutional U.S. Government Fund is for the fiscal years ended October 31, 2008, 2009, and 2010.  The data for the Institutional Municipal Fund and the Institutional Treasury Fund is for fiscal year ended October 31, 2010 and from fiscal periods September 23, 2009 to October 31, 2008 and November 3, 2008 to October 31, 2009,  respectively.

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	Fee	Fee Waived*
Institutional Money Market Fund — Institutional Service Class
Year ended October 31, 2010	$148,753	$133,124
Year ended October 31, 2009	$181,082	$39,973
Year ended October 31, 2008	$208,865	$0

Institutional Money Market Fund — Commercial Class
Year ended October 31, 2010	$202,192	$196,960

Institutional Municipal Money Market Fund— Institutional Service Class
Fiscal Period January 20, 2010 to October 31, 2010	$42,694	$27,046
Institutional Municipal Money Market Fund— Commercial Class
Fiscal Period November 23, 2009 to October 31, 2010	$6,619	$6,619
Institutional U.S. Government Fund — Institutional Service Class
Year ended October 31, 2010	$814,997	$745,714
Year ended October 31, 2009	$779,986	374,763
Year ended October 31, 2008	$483,031	$0

Institutional U.S. Government Fund — Commercial Class
Year ended October 31, 2010	$520,181	$493,011
Year ended October 31, 2009	$15,782	$14,022

Institutional Treasury Fund — Institutional Service Class
Year ended October 31, 2010	$275,289	$275,289
Fiscal Period November 3, 2008 to October 31, 2009	$293,217	$289,315

Institutional Treasury Fund — Commercial Class
Year ended October 31, 2010	$482,450	$480,853
Year ended October 31, 2009	$32,381	$28,964

 * The shareholder servicing fees may be waived and/or expenses reimbursed to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Investment Manager.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company or the Investment Manager in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

Transfer Agent and Custodian

Citi Fund Services Ohio, Inc. (the “Transfer Agent”), 3435 Stelzer Road, Columbus, OH 42319, serves as transfer agent for each Fund. For the services provided under the Transfer Agency Agreement, which include furnishing periodic statements to shareholders and confirmations of purchases and sales, processing shareholder purchase and redemption orders, maintaining shareholder records, sending tax withholding reports to the Internal Revenue Service and providing anti-money laundering services. The Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.01% of the average daily net assets of the Funds.

The Transfer Agent is permitted, with prior written consent of the Company or a Fund, to delegate some or all of its obligations under this Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Funds or Classes to the Transfer Agent.

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Pursuant to a Custodian Agreement, The BNY Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Fund’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Company and the Investment Manager, acting on behalf of the Company, have not voted any proxies.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Fund. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Fund. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Fund (e.g., where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with the Proxy Voting Policy.

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1. GOVERNANCE

Board of Directors, Majority Independent
If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)
Typically, the Investment Manager recommends opposing (“Golden Parachutes”) Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors
Resolutions which would allow directors to appoint Directors interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors
If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable. Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation
The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO
Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board
The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions
Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti- takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

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Linked Proposals
Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers
A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interests of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value after consultation with the appropriate business unit.

Fair Price Proposals
Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels
Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts
Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups
Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail
Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)
Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

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3. STOCK AND COMPENSATION PLANS

Option Dilution
The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market
The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan
The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change
The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans
Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.

Employee Stock Purchase Plans
The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors
In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes
Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans
Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

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4. CAPITALIZATION

Dual Class
The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization
The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Fund. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements
Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks
Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes – whether management bundling the proposal with other changes that are negative; (b) method of distribution – whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally
As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favor of it.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options
Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues
The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If, after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business
The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

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To ensure that the Investment Manager resolves all material conflicts of interest between the Fund and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to vote proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Fund pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, each Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Funds or Classes, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund or Class are charged to that Fund or Class.

Codes of Ethics

The Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Fund shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC's EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Fund is determined, the Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Treasury Fund’s net investment income will be declared at 5:00 p.m. (Eastern Time) and the Institutional Municipal Fund’s net investment income will be declared at 1:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Shareholders will begin earning dividends on the business day that an order and payment are received by the Fund.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Fund are accrued each day.

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Because each Fund’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Fund will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Funds will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Fund’s NAV at $1.00 per share.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Capital Gain Distributions

If a Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Fund generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, reported as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15% for individuals and other noncorporate shareholders for taxable years beginning on or before December 31, 2012), regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Fund will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

However, any dividends that are properly reported as exempt interest dividends will not be subject to regular federal income tax.

Tax Status of the Funds

Each Fund is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Fund intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and capital gain net income, if any, to shareholders. Accordingly, it is not anticipated that any Fund will be liable for federal income or excise taxes. Qualification as a regulated investment company (“RIC”) does not involve governmental supervision of management or investment practices or policies.

To qualify as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting stock of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

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As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Funds anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders for the taxable years beginning on or before December 31, 2012 and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the Institutional U.S. Government Fund are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues.   Distributions from the Institutional Municipal Fund will constitute exempt-interest dividends to the extent of that Fund’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Institutional Municipal Fund of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Fund’s investment policy of generating at least 80% of its income that is free from federal income tax.

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Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Institutional Municipal Fund will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any shares of the Institutional Municipal Fund and if the shares are held by the shareholder for six months or less, then any loss on the sale of the shares may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. The Institutional Municipal Fund’s investments may include certain private activity bonds whose interest is subject to the federal alternative minimum tax (AMT), which may be passed through to shareholders. Generally, income from municipal securities is exempt from U.S. federal income tax, but not from the AMT.  The AMT is a tax imposed at a lower rate than the regular federal income tax rate on a taxpayer’s Alternative Minimum Taxable income, computed without taking into account some of the deductions and exemptions generally allowable for federal income tax purposes.  Shareholders should consult their tax advisors in order to determine whether they are subject to the AMT. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof.  Under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 or 2010 is not an item of tax preference for purposes of the AMT, and interest on tax-exempt bonds issued in 2009 and 2010 is not included in corporate adjusted current earnings. Moreover, some or all of the exempt-interest dividends distributed by the Institutional Municipal Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from the Institutional Municipal Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

The Institutional Municipal Fund purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

Other Tax Information

Each of the Funds may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Fund to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2010, the Institutional Money Market Fund had capital loss carryforwards of $2,333. For Federal Income Tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains.  The Fund’s capital loss carryforwards of $2,333 will expire October 31, 2018.

As of October 31, 2010, the Institutional Municipal Money Market Fund had capital loss carryforwards of $865. For Federal Income Tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains.  The Fund’s capital loss carryforwards of $865 will expire October 31, 2018.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.  If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then prior to January 31 of the calendar year following the date of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

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If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Fund is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If a Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

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SHARE PRICE CALCULATION

The Funds are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The price of a Fund share on any given day is its NAV. Each of the Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Treasury Fund calculates its NAV per share each business day as of 5:00 p.m. (Eastern Time) and the Institutional Municipal Fund calculates its NAV per share each business day at 1:00 p.m. (Eastern Time).   Each Fund’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Fund in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency.

Each Fund values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Fund would receive if it sold the instrument.

Valuing a Fund’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7. Each Fund must adhere to certain conditions under Rule 2a-7.

The Board of Directors of the Company oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Fund’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Fund’s NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; suspending redemptions and payment of redemption proceeds, provided the Board has irrevocably approved the liquidation of the Fund; and such other measures as the Board may deem appropriate.

During periods of declining interest rates, each Fund’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Fund would be able to retain a somewhat higher yield than would result if each Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Funds, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Fund are sold on a continuous basis by the Distributor.

For shareholders wishing to purchase shares directly from the Funds, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund and TDAM Institutional Treasury Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary. Minimum requirements may be imposed or charged at any time.

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To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Fund’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Fund’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Fund securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Fund’s portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund’s portfolio.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV. With respect to redemptions in amounts greater than the lesser of $1,000,000 or 1% of Fund net assets, the redemption amount above such threshold will generally be paid by a distribution inkind of portfolio securities. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Fund securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Fund’s portfolio securities could result in a less diversified portfolio of investments for a Fund and could affect adversely the liquidity of a Fund’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Fund issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Fund shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Fund or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Fund or Class. For example, shareholders of a Fund will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Fund. Shareholders of the Funds of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

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The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001 with respect to the Funds: 8 billion shares of the Institutional Money Market Fund with 3 billion shares designated to the Institutional Class, 2 billion shares designated to the Institutional Service Class and 3 billion shares designated to the Commercial Class; 3 billion shares of the Institutional Municipal Fund with 1 billion shares designated to each of the Institutional Class, Institutional Service Class and Commercial Class; 7 billion shares of the Institutional U.S. Government Fund with 2 billion shares designated to each of the Institutional Class and Institutional Service Class and 3 billion shares designated to the Commercial Class; 8 billion shares of the Institutional Treasury Fund with 2 billion shares designated to each of the Institutional Class, Class A, Institutional Service Class and Commercial Class.  Each share of a Class is entitled to participate pro rata in the dividends and distributions from that Class.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Fund’s/Class’s outstanding shares as of January 31, 2011.

FUND/CLASS	SHARES	% of Class
TDAM Institutional Money Market Fund -Institutional Class

Greycroft Managers II LLC Escrow	8,594,620.590	15.84%

Philadelphia Federation of Teachers Health and Welfare Attn: Jack Steinberg 1816 Chestnut Street Philadelphia, PA 19103	3,723,646.380	6.86%

Indiana Healthcare RRG Attn: Christina Kindstedt C/o Willis Management Co 40 Main Street #200 Burlington, VT 05401-8432	3,131,063.360	5.77%

TDAM Institutional Money Market Fund -Institutional Service Class
City of Port St. Lucie Marie Bouloy, Sr. Accountant 121 SW Port St Lucie Blvd Port St Lucie, FL 34984	22,130,259.780	26.72%

Anna Jaques Hospital Attn: Mark Goldstein, CFO 25 Highland Avenue Newburyport, MA 01950	12,390,010.500	14.96%

Central Maine Healthcare Attn: Phillipe E. Morissette, Finance Department 29 Lowell Street, Box A Lewiston, ME 04240	5,093,810.200	6.15%

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FUND/CLASS	SHARES	% of Class
TDAM Institutional Money Market Fund -Commercial Class
Montgomery Hospital Medical Ctr Attn Eric Berndimaler, Director of Accounting 1301 Powell Street, P.O. Box 992 \ Norristown, PA 19404-0992	10,722,975.020	40.02%

Bolla EM Realty, LLC Harvinder Singh, President 809 Stewart Avenue Garden City, NY 11530	4,739,753.000	17.69%

University of Vermont and State Agricultural College Claire L Burlingham, Controller 330 Waterman Building 85 South Prospect Street Burlington, VT 05405	1,694,292.490	6.32%

TDAM Institutional Municipal Money Market Fund -Institutional Class
Mr. Jonathan Talbot P.O. Box 1662 Pottsboro, TX 75076	19,180,311.000	27.20%

Evelyn J. Rizzo Estate	6,217,543.990	8.82%

TDAM Institutional Municipal Money Market Fund -Institutional Service Class

Elias G. Georgeou Agt. for Executor Theresa K. Quigley, Esq., Executor C/o Farrell Fritz PC 1320 RXR Plaza Uniondale, NY 11556	2,835,343.840	11.19%

TDAM Institutional U.S. Government Fund -Institutional Class

Lawrence Kadish 135 Jericho Turnpike Old Westbury, NY 11568-1508	17,734,298.36	9.98%

Stephen Lerner 308 E. 72nd Street New York, NY 10021	11,321,865.170	6.38%

TDAM Institutional U.S. Government Fund -Institutional Service Class

Nova Chemicals Company Stephen Vianello, Treasurer C/o NOVA Chemicals Inc. 1555 Corapolis heights Road Moon Township, PA 15108	85,009,031.370	17.55%

City of Port St. Lucie Marie Bouloy, Sr. Accountant 121 SW Port St Lucie Blvd Port St Lucie, FL 34984	33,143,493.630	6.84%

First Beacon Insurance Company Attn: Amy Daigle C/o Marsh Management Services, Inc 100 Bank Street, Ste. 610 Burlington, VT 05402-0530	28,665,273.700	5.92%

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FUND/CLASS	SHARES	% of Class
TDAM Institutional U.S. Government Fund -Commercial Class

Managed Health Inc. HF Management Services LLC 25 Broadway New York, NY 10004	26,176,843.010	13.60%

TDAM Institutional Treasury Obligations Fund -Institutional Service Class

Capricorn Insurance Company C/o Aon Insurance Managers 76 St. Paul Street, Suite 500 Burlington, VT 05401-4477	64,521,544.470	32.27%

First Beacon Insurance Company Attn: Amy Daigle C/o Marsh Management Services, Inc 100 Bank Street, Ste. 610 Burlington, VT 05402-0530	25,657,047.000	12.83%

ECI SRVS OF ME POST ACQUISITION IRR ECI Services of Maine	22,005,758.010	11.01%

N.J.T.T.F.A. Mr. Michael Mcfeeters P.O. Box 604 1035 Parkway Avenue, 3rd Flr. Trenton, NJ 08625-0600	14,873.811.060	7.44%

TDAM Institutional Treasury Obligations Money Market Fund -Commercial Class

HF Management Services LLC 25 Broadway New York, NY 10004	84,673,497.290	30.40%

Worchester Polytechnic Institute 100 Institute Road Worchester, MA 01699-2280	42,351,564.880	15.20%

HealthFirst PHSP Inc. HF Management Services LLC 25 Broadway New York, NY 10004	26,654,194.26	9.60%

Western World Insurance Company 400 Parsons Pond Drive Franklin Lakes, NJ 07417-2601	25,232,448.530	8.00%

Tudor Insurance Company Western World Insurance Company 400 Parsons Pond Drive Franklin Lakes, NJ 07417-2601	21,302,365.650	6.70%

HealthFirst PHSP Inc. HF Management Services LLC 25 Broadway New York, NY 10004	15,850,045.710	5.00%

Shareholders owning 25% or more of outstanding Shares may be able to greatly affect or determine the outcome of a a shareholder vote.

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ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S AND MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

FITCH COMMERCIAL PAPER RATINGS

When assigning ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

MIG-1 AND MIG-2 MUNICIPAL NOTES

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes.  Notes due in 3 years or less will likely receive a note rating.  Notes with an original maturity of more than 3 years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortized schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.  Note rating symbols are as follows:

SP-1  Strong capacity to pay principal and interest.   An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay and interest.

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

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STANDARD & POOR’S BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

FITCH BOND RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

DBRS BOND RATINGS

AAA. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A. Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

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BBB. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

TDAMSAI02

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TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Investment Fund (TDSTX)
TDAM Short-Term Bond Fund (TDSBX)

31 West 52nd Street
New York, New York 10019
(866) 416-4031

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2011

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated March 1, 2011(the “Prospectus”) for the TDAM Short-Term Investment Fund and the TDAM Short-Term Bond Fund, each a series (each a “Fund”) of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

Each Fund’s financial statements and financial highlights for the fiscal year ended October 31, 2010, including the independent registered public accounting firm’s report thereon, are included in the Funds’ Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus, please write to the Company at P.O. Box 182300, Columbus, Ohio 43218-2300, call (866) 416-4031, or visit the following website: http://www.tdamusa.com.

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GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

DISCLOSURE OF FUND HOLDINGS	20

PORTFOLIO TRANSACTIONS	20

MANAGEMENT OF THE COMPANY	21

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	29

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES	34

DIVIDENDS AND TAXES	40

SHARE PRICE CALCULATION	45

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	46

SHAREHOLDER INFORMATION	46

ANNEX A — RATINGS OF INVESTMENTS	49

2

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM SHORT-TERM INVESTMENT FUND
TDAM SHORT-TERM BOND FUND

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple series. This SAI pertains to the TDAM Short-Term Investment Fund (the “Short-Term Investment Fund”) and the TDAM Short-Term Bond Fund (the “Short-Term Bond Fund”).

Each of the Funds is “diversified” as that term is defined in the Investment Company Act.

The investment manager of the Funds is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund. Except as otherwise indicated, however, each Fund’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Fund means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Fund present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Fund.

The following policies and restrictions supplement those set forth in the Prospectus. Each Fund’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, thus, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset-Backed Securities

Each Fund may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

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Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Fund may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Fund will not borrow money except as permitted by (i) the Investment Company Act or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Investment Company Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Cash Management

A Fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

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Commercial Paper and Short-Term Corporate Debt Instruments

Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Investment Manager monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures).

Credit Enhancement Features

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

Dollar-Weighted Average Maturity

Dollar-weighted average maturity of a portfolio of debt securities is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal repayments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Foreign Securities

The securities of foreign issuers in which the Funds may invest include non-U.S. dollar-denominated securities, Eurodollar securities, and debt securities issued, assumed or guaranteed by foreign corporations or other business organizations, foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

Obligations of Foreign Governments and Corporations. The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which a Fund may invest.

To the extent that such investments are consistent with its investment objective, a Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

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Foreign Market Risk. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Funds will lose money. These risks are heightened for investments in developing countries. In particular, the Funds are subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain of those economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the United States’ securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company’s securities based on “inside,” non-public information about that company). Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. The Funds generally hold the foreign securities and cash in which they invest outside the United States in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and foreign countries, including emerging market countries, may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

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Foreign bond markets have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because certain Funds normally will be invested in both U.S. and foreign securities markets, changes in those Funds’ share prices may have low correlations with movements in U.S. markets. Each Fund’s share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

Foreign Currency Exchange Transactions. The Funds may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Funds generally will not enter into forward foreign currency contracts in an attempt to reduce currency risk.

While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

Each Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

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Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts and Options on Futures Contracts

In General. Each Fund may enter into futures contracts and options on futures contracts for any number of reasons as indicated in the Prospectus, including as a means of enhancing returns or to hedge against fluctuating interest rates or other risks associated with its investments in fixed income securities. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the futures contract. Alternatively, each Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

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When selling a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. A Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or on the degree of correlation between price movements in the options on interest rate futures or price movements in the Fund’s securities which are the subject of the transactions.

Risks Associated With Futures and Related Options. There can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the securities to which these instruments relate, which may result in a strategy employing these instruments not achieving its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedging strategy may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Each Fund’s success in using futures and options for hedging depends, among other things, on the Investment Manager’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of the hedging instrument. The skills necessary for successful use of hedging instruments are different from those used in the selection of individual stocks.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

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There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Government Securities

Each Fund may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008,   the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.   Although, the U.S. government or its agencies currently  provide additional financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Fund does not guarantee the net asset value of the Fund’s shares.

Illiquid Securities

Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities” or “not readily marketable” (i.e., they cannot be sold to the public without registration under the Securities Act, or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Fund decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price. The Company’s Board of Directors has approved guidelines for use in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

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Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Investment Manager will monitor such restricted securities. Among the factors the Investment Manager may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the unregistered nature of the security; (2) the frequency of trades and quotations for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) the willingness of dealers to undertake to make a market in the security; (5) the trading and markets for the security; and (6) the nature of the security and the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Manager monitors the liquidity of the securities in each Fund’s portfolio and reports periodically on such decisions to the Board.

Investment Company Securities

Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate.

In addition, each Fund will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Investment-Grade Debt Securities

Bonds rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a higher susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody’s to be “medium grade” obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody’s or S&P, and may also invest in unrated debt securities that are considered by the Investment Manager to be of comparable quality.

Low-Rated Debt Securities

Each Fund may invest in low-rated debt securities.  Securities rated lower than Baa by Moody’s or BBB by S&P, and comparable unrated securities (commonly referred to as “high yield” or “junk” bonds), are considered to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See “Annex A - Ratings of Investments” for a more complete description of the ratings assigned by Moody’s and S&P and their respective characteristics.)

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Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities. Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

It is anticipated that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may make investments in those new types of securities.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations. Collateralized Mortgage Obligations (“CMOs”) are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or Fannie Mae, and their income streams.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

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In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

 Municipal Securities

Each Fund may invest in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Fund.

Options

In General. Each Fund may purchase or write certain types of options. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for over-the-counter (“OTC”) transactions. In order to terminate an obligation in an OTC transaction, a Fund would need to negotiate directly with the counterparty.

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A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income.

A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund’s holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the “counterparty”) to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Investment Manager will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

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When conducted outside the United States, options transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in each Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

 Each Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

Each Fund’s success in using options techniques depends, among other things, on the Investment Manager’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements

Each Fund may enter into a repurchase agreement wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and pursuant to an agreement that requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

All repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund’s custodian (or a sub-custodian) has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement.

In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Fund limits investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Investment Manager monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

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Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. Each Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Fund may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Section 4(2) Paper

Each Fund may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 15% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Fund’s investments in Section 4(2) paper on a continuous basis.

Securities Lending

Each Fund may lend portfolio securities in amounts up to 33 1 / 3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Fund will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Stripped Securities

Each Fund may purchase stripped securities. Stripped securities are the separate income or principal components of a fixed income security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

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Swaps

Each Fund may enter into interest-rate swaps, index swaps and total return swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. Total return swaps involve the exchange of obligations to pay an amount equal to the total return on securities, indices or other referenced assets. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Each Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap on a net basis, it will segregate cash or other liquid securities at least equal to the net amount (i.e., the excess of the Fund’s obligations over its entitlements with respect to each swap) accrued on a daily basis. The Fund will segregate cash or other liquid securities with respect to its total obligations under any swaps that are not entered into on a net basis. If there is a default by the other party to a swap transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

 The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Temporary Defensive Position

When market or business conditions warrant, each Fund may invest without limit in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Tender Option Bonds

Each Fund may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Fund, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit changes (increases or decreases) in the amount of interest received on the debt instruments.

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A Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Because floating- and variable-rate demand obligations are direct lending arrangements between the lender and borrower, these obligations generally are not traded, and there generally is no established secondary market for them, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund may invest in obligations that are not so rated if the Investment Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Manager considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. To the extent a demand obligation does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

When-Issued and Delayed Delivery Basis Securities

Each Fund may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss. Each Fund may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Fund will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Fund will segregate appropriate liquid assets to cover its purchase obligations. A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

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Future Developments

Each Fund may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Fund. Each Fund (unless otherwise noted) may not:

(1) purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations.

(2) issue senior securities except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3) borrow money, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(4) engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(5) invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities), except that the Short-Term Investment Fund will invest more than 25% of its total assets in the financial services industry;

(6) purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein issued by companies that invest in real estate or interests therein;

(7) buy or sell commodities or commodity (futures) contracts, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time; (8) lend money or other assets except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Fund (unless noted otherwise) does not currently intend to:

(1) make short sales of securities or purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or

(2) purchase or hold any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors.

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DISCLOSURE OF FUND HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Funds (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Fund portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Fund portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Fund’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, each Fund’s complete portfolio holdings will be published on the Monthly Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each month, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Fund’s month-end top ten holdings, generally also with a 30-day lag time. The Company may disclose Fund holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Fund portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO (or his or her designee) on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of a Fund depending upon the Investment Manager’s ability to time and execute such transactions.

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The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Fund’s portfolio transactions, the Investment Manager seeks “best execution”. Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research and order execution services to the Company and the Investment Manager and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Funds. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively, “Affiliated Brokers”) to effect portfolio transactions for the Funds, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Funds satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Fund will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Funds as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Fund.

For the fiscal years ended October 31, 2010, and October 31, 2009 the portfolio turnover rate for the Short-Term Investment Fund was 530% and 402% and the portfolio turnover rate for the Short-Term Bond Fund was 83% and 122%. The increase in the Short-Term Investment Fund’s portfolio turnover rate was due to efforts to reposition its portfolio as a result of the benchmark extending from 90 days to 270 days, effective January 31, 2010.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” includes the Funds, the TDAM Money Market Portfolio, the TDAM U.S. Government Portfolio, the TDAM Municipal Portfolio, the TDAM California Municipal Money Market Portfolio, the TDAM New York Municipal Money Market Portfolio, the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund and the TDAM Global Sustainability Fund, each a series of the Company.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††

Independent
Directors

PETER B.M.	Director	Since	Retired.	12	Director of
EBY		6/6/02			Leon’s Furniture
Limited since
c/o TDAM USA Inc.					May 1977;
31 West 52nd Street					Director of Sixty-
New York, NY 10019					Split Corp. since
March 2001;
Age: 72					Director of
George Weston
Limited since
May 2000.

LAWRENCE J.	Chairman	Since	President and Chief	12	None
TOAL	and Director	12/12/95	Executive Officer of Dime
Bancorp, Inc. from
c/o TDAM USA Inc.			July 2000 through
31 West 52nd Street			February 2002; Chairman,
New York, NY 10019			President and Chief
Executive Officer of Dime
Age: 73			Bancorp, Inc. from
January 1997 through
June 2000; and Chief
Executive Officer of The
Dime Savings Bank of
New York, FSB from
January 1997 through
February 2002.

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.

††
In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2010.

†††	Ms. Palk is considered an ‘‘interested person’’ because she owns shares of The Toronto-Dominion Bank.

22

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††

JAMES E. KELLY c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 59	Director	Since: 12/18/08	Consultant and financial services attorney since June 2002; teacher at Empire State College since 2008; senior advisor to New York State Banking Department during 2009; Chief Financial Officer of Brooklyn Academy of Music, Inc. during 2007; Consultant and Chief Operating Officer to the Health Care Chaplaincy from 2003 to 2006; Trustee of Albany Law School since 2000; and Executive Vice President and General Counsel of Dime Bancorp, Inc. from January 1998 through May 2002.	12	None

DONALD J. HERREMA c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 58	Director	Since: 3/30/09
Executive Vice Chairman of Kennedy Wilson, International (real estate), since 2009; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm), since 2004; Senior Advisor of Stone Point Capital (private equity investment firm) since 2008; Managing Director, Head of Private Wealth Management for Morgan Stanley, 2006 through 2008; Chairman and CEO of Loring Ward International, LTD (investment and business management) from 2005 through 2006; CEO of Atlantic Trust (INVESCO) from 2001 through 2004; Chief Executive Officer of Bessemer Trust (wealth management) from 1993 through 2000.
				12	Director of Lepercq, de Neuflize and Co. since 2009.

Interested Director BARBARA F. PALK††† c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 59	Director	Since: 12/17/10	Senior Vice President − Wholesale Banking TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	12	None

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

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Independent Directors

Peter B.M. Eby. Mr. Eby has been a Director since 2002. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 35 years of experience in the financial services industry, during which time he served in executive-level positions with a large Canadian investment firm. Mr. Eby has served as a director on the board of several public and private companies, including as lead director of a large food processing and distribution company.

Donald J. Herrema. Mr. Herrema has been a Director since 2009. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

James E. Kelly. Mr. Kelly has been a Director since 2008. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Lawrence J. Toal. Mr. Toal has been a Director, Chairman of the Board since December 2010 and Chairman of the Audit Committee since 1995. He currently serves as the Audit Committee financial expert. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 30 years of experience in the banking industry. Mr. Toal gained executive-level experience as the president and chief executive officer of a large retail bank. He has served as a director on the board of a life insurance company as well as a trustee on the board of non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has 32 years of business experience in financial services. Of that, she has 20 years business experience with the Investment Manager including 18 years in an executive role. Ms. Palk also serves on the boards of directors of several not-for-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years

Officers Who Are
Not Directors

MARK BELL	President and	Since:	Since 2004, Managing Director,
	Chief	9/22/08	Relationship Management of TD Asset
c/o TDAM	Executive		Management.
USA Inc.	Officer
31 West 52nd Street
New York, NY 10019

Age: 41

MAYA GITTENS c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019	Chief Legal Officer and Anti- Money Laundering Officer	Since: 9/22/08
Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP;from May 2001 through May 2005, Securities Compliance Examiner, United States Securities and Exchange Commission.

Age: 46

ERIC	Treasurer and	Since:	Since November 2004, Fund Accounting
KLEINSCHMIDT	Chief	9/22/08	Director of SEI Investments.
Financial
c/o SEI Investments	Officer
One Freedom Valley Drive
Oaks, PA 19456

Age: 42

MARC ALMES	Assistant	Since:	Since January 1999, Fund Accounting
	Treasurer	9/22/08	Manager at SEI Investments.
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

Age: 39

JACK P. HUNTINGTON	Secretary	Since:	Since September 2008, Senior Vice President of
		2/27/09	Regulatory Administration, Citi Fund
c/o Citi Fund Services			Services Ohio, Inc.; from October 2004
Ohio, Inc.			through September 2008, Senior Counsel,
100 Summer Street, Suite 1500			MetLife, Inc.
Boston, MA 02110

Age: 40

25

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years

MICHELE R.	Chief Compliance	Since: 6/11/04	Since January 2006, Managing
TEICHNER	Officer, Vice	(Chief Compliance	Director; Senior Vice President of
	President and	Officer) and 11/2/99	Investment Manager from August 1996
	Assistant Secretary		to December 2005 and TD Waterhouse
Investor Services, Inc. from June 1997
to December 2005.

c/o TDAM
USA Inc.
31 West 52nd Street
New York, NY 10019

Age: 51

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board of Directors has overall responsibility for oversight of the Company and the Funds. The Board, on behalf of the Company, has engaged TDAM to manage the Funds on a day-to-day basis. The Board of Directors is responsible for overseeing TDAM and other service providers in the operations of the Funds in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board of Directors is currently composed of five members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Toal, to serve in the role of Chairman. The Directors have determined that Mr. Toal’s extensive executive, business and directorial experience, as well as his long service as a Director and Chairman of the Audit Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Funds, the Board oversees the management of risks relating to the operation of the Company and the Funds.  Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Funds and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs.  Eby and Toal. This Committee met 2 times during the fiscal year ended October 31, 2010.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2010.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Eby and Toal currently serve, is composed solely of Independent Directors. This Committee will not normally consider nominees recommended by shareholders. The Nominating Committee did not meet during the fiscal year ended October 31, 2010.

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Ownership of Shares by Directors

The dollar range of the shares in each Fund beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2010 are set forth below.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex

Independent Directors

Peter B. M. Eby	$0	$0
James Kelly	$0	$10,001-$50,000
Lawrence J. Toal	$0	$0
Donald J. Herrema	$0	$0

Interested Director

Barbara F. Palk	$0	$0

On January 31, 2010, the Officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of December 31, 2009.

Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class of Security	Value of Securities	Percent of Class

Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
James Kelly	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A
Donald J. Herrema	N/A	N/A	N/A	$0	N/A

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $40,000, payable quarterly, (ii) a meeting fee of $4,375 for each meeting attended in person, (iii) a meeting fee of $3,000 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and (v) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

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The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2010, are as follows:

Name of Board Member	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members (1)

Independent Directors
Richard W. Dalrymple(2)	$57,750	$0	$0	$57,750
Peter B. M. Eby	$60,500	$0	$0	$60,500
Lawrence J. Toal	$60,500	$0	$0	$60,500
James Kelly	$60,500	$0	$0	$60,500
Donald J. Herrema	$59,125	$0	$0	$59,125

Interested Director
George F. Staudter (2)	$0	$0	$0	$0
Barbara F. Palk(3)

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.

(2)
Mr. Staudter was an Interested Director who was paid by the Investment Manager. Both Mr. Dalrymple and Mr. Staudter resigned as Directors effective December 17, 2010.   Effective upon the completion of his term of office as a Director, Mr. Staudter became a director emeritus.  This position is an honorary non-voting position for which Mr. Staudter does not receive any compensation from the Funds.

(3)	Ms. Palk was elected to the Board effective December 17, 2010 and did not receive any compensation from the Company for the fiscal year ended October 31, 2010.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of each Fund. Pursuant to the Investment Management Agreement with the Company on behalf of each Fund, the Investment Manager manages each Fund’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Group”). As of October 31, 2010, the TD Bank Group had over $179 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010, had total assets under management of approximately $17.4 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Fund, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Fund at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Fund.

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The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Funds under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board of Directors approval of the Investment Management Agreement is available in the Funds’ semi-annual shareholder report for the fiscal period ended April 30, 2010.

For the investment management services furnished to the each Fund, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.20%, with respect to the Short-Term Investment Fund, and 0.25%, with respect to the Short-Term Bond Fund.

The Investment Manager has voluntarily agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.35% for the Short-Term Investment Fund and 0.43% for the Short-Term Bond Fund (each, an “Expense Cap”). With respect to each Fund, any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Fund within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Fund shall not repay any Waived Amount to the Investment Manager if such payment shall cause Fund’s total operating expenses (on an annualized basis) to exceed the Expense Cap available to such Fund at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No waived amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed.

The following table shows the dollar amount of investment management fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data is for the fiscal years ended October 31, 2010 and October 31, 2009 and October 31, 2008.

	Fee	Fee Waived	Fees Reimbursed

Short-Term Investment Fund
Fiscal year ended October 31, 2010	$19,739	$19,739	$122,622
Fiscal year ended October 31, 2009	$33,131	$33,131	$86,612
Fiscal year ended October 31, 2008	$42,199	$42,199	$57,555

Short-Term Bond Fund
Fiscal year ended October 31, 2010	$118,611	$90,103	$0
Fiscal year ended October 31, 2009	$70,538	$70,538	$599
Fiscal year ended October 31, 2008	$49,288	$49,288	$33,302

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Portfolio Managers

The Prospectus contains information about the individuals who are primarily responsible for the day-to-day management of the Funds (“portfolio managers”). The sections below contain certain additional information about the portfolio managers, their compensation, other accounts managed by them, and potential conflicts of interest. All information set forth below is as of January 31, 2011.

Other Accounts Managed, Portfolio Manager Compensation Structure, Fund Ownership, and Potential Conflicts of Interest

Management of Other Accounts. As of January 31, 2011, the portfolio manager of each Fund was also primarily responsible for the day-to-day management of other accounts, as set forth in the table on the following page.

The table on the following page shows the number of other accounts managed by each portfolio manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information relating to other accounts managed by Mr. Davis:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	5	1	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed	$45,000,000	$43,000,000	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to other accounts managed by Mr. Woessner:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	5	1	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed	$45,000,000	$43,000,000	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

Portfolio Manager Compensation Structure

As a member of TD Bank Group (“TDBG”), the Investment Manager has the following major components in its compensation program for the portfolio managers of the Funds:

1 - Base Salary

2 - Annual Incentive Program

3 - Long Term Incentive Plan

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TDBFG (including the Investment Manager) maintains competitive salaries for all employees, based on independent research of the investment management industry.

Each portfolio manager may be eligible to participate in the Long Term Incentive Plan. The purpose of this plan is to encourage employees to increase their interest in TDBG’s long term success by awarding them “Units” which will provide future compensation related to the price of the common shares of TD Bank at that future time.

The investment performance of products under management does not drive any variable components of compensation. Amounts paid under the Annual Incentive Program will vary. In the case of the Investment Manager, these amounts are based on how well the individual employee and TDAM performed over the course of the most recent fiscal year. Key factors affecting compensation under the Annual Incentive Program are the Investment Manager’s contribution to profit, the investment management affiliate’s contribution to profit, individual performance, teamwork and total compensation relative to the market.

Fund Ownership of Portfolio Managers. None of the portfolio managers listed above beneficially own shares of the Fund or Funds they manage.

Potential Conflicts of Interest. Since the Funds and the other accounts managed by each portfolio manager may have similar investment strategies, in theory it is possible that the portfolio manager could favor one or more of the other accounts over the Fund(s). However, the Investment Manager has established policies and procedures governing brokerage practice and the allocation of trades, which are designed to ensure that the purchase and sale of securities among accounts are fairly and equitably allocated.

Administration

Pursuant to an Administration Agreement with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Funds, provides administrative services to each of the Funds. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation.

The following table shows the dollar amount of administration fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data is for the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008.

	Fee Paid	Fee Waived

Short-Term Investment Fund
Fiscal year ended October 31, 2010	$0	$0
Fiscal year ended October 31, 2009	$0	$0
Fiscal year ended October 31, 2008	$0	$0

Short-Term Bond Fund
Fiscal year ended October 31, 2010	$0	$0
Fiscal year ended October 31, 2009	$0	$0
Fiscal year ended October 31, 2008	$0	$0

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The Administrator has entered into a Sub-administration Agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi performs certain of the foregoing administrative services for the Company. Under this Sub-administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Fund or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Fund. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a Distribution Agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the Funds do not have a distribution plan pursuant to Rule 12b-1 under the 1940 Act that permits the payment of fees to the Distributor for its services provided under the Distribution Agreement, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Fund or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of a majority of the Independent Directors, or by a majority of the outstanding voting securities of such Fund. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

Shareholder Servicing

The Company or the Investment Manager may enter into agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company (“Servicing Agents”), to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The Investment Manager has entered into a Services Agreement with TD Bank, N.A. (formerly TD Banknorth, N.A.), pursuant to which TD Bank, N.A. has agreed to provide certain recordkeeping and other shareholder services for its clients who hold shares of the Funds. TD Bank, N.A. receives a fee from the Investment Manager for providing these services.

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The following table shows the dollar amount of shareholder servicing fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data is for the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008.

	Fee Paid	Fee Waived

Short-Term Investment Fund
Fiscal year ended October 31, 2010	$0	$0
Fiscal year ended October 31, 2009	$0	$0
Fiscal year ended October 31, 2008	$0	$0

Short-Term Bond Fund
Fiscal year ended October 31, 2010	$0	$0
Fiscal year ended October 31, 2009	$0	$0
Fiscal year ended October 31, 2008	$0	$0

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company or the Investment Manager in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

Transfer Agent and Custodian

Citi Fund Services Ohio, Inc. (the “Transfer Agent”), 3435 Stelzer Road, Columbus, OH 42319 serves as transfer agent for each Fund. For the services provided under the Transfer Agency Agreement, which include furnishing periodic statements to shareholders and confirmations of purchases and sales, processing shareholder purchase and redemption orders, maintaining shareholder records, sending tax withholding reports to the Internal Revenue Service and providing anti-money laundering services.

The Transfer Agent is permitted, with prior written consent of the Company or a Fund, to delegate some or all of its obligations under this Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Funds to the Transfer Agent.

Pursuant to a Custodian Agreement, The BNY Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Fund’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Company and the Investment Manager acting on behalf of the Company, have not voted any proxies.

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The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Fund. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Fund. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Fund (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with the Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent
If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severence.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors
Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

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Attendance of Directors
If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation
The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO
Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board
The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions
Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti- takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals
Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers
A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interests of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the Consideration that maximizes value after consultation with the appropriate business unit.

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Fair Price Proposals
Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any Supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels
Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts
Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups
Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail
Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)
Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution
The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market
The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan
The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

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Option Price Change
The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans
Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed

Employee Stock Purchase Plans
The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors
In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ Compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes
Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option/Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans
Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class
The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization
The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Fund. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

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Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements
Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks
Proposals to create tracking stock will be determined on a case-by- case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes - whether management bundling the proposal with other changes that are negative; (b) method of distribution - whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally
As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favour of it.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. Confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options
Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues
The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If, after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business
The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Fund and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to vote proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

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Other Expenses

Each Fund pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, each Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Funds, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund are charged to that Fund.

Codes of Ethics

The Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Fund shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the NAV of a Fund is determined, such Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern Time) and paid monthly. Shareholders begin earning dividends on the day that their order and payment are received by the Fund.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Fund are accrued each day.

Because each Fund’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Fund will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Funds will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

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Capital Gain Distributions

If a Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Company’s Board of Directors. Short-term capital gain distributions by a Fund are taxable to shareholders as ordinary income, not as capital gain. Long-term capital gains realized by non-corporate taxpayers are subject to a reduced maximum tax rate of 15% for taxable years beginning on or before December 31, 2012. For taxable years beginning after 2010, fund capital losses may be carried forward indefinitely.  Any realized capital loss to the extent not offset by realized capital gain will be carried forward for up to eight more years.

Tax Status of the Funds

Each Fund is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Fund intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Fund will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting securities are held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Certain of the Fund’s investments in master limited partnerships (“MLPs”) may be considered qualified publicly traded partnerships and, therefore, the extent to which the fund may invest in MLPs is limited by the fund’s intention to qualify as a regulated investment company under the Code.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

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The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Funds anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other non-corporate shareholders for taxable years beginning on or before December 31, 2012 and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by either Fund are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Other Tax Information

Each of the Funds may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Fund to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2010, the Short-Term Investment Fund had capital loss carryforwards of $341,713. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Fund’s capital loss carryforwards will expire October 31, 2017.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

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The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain. The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

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Certain types of income received by a Portfolio from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause such Fund to report some or all of its distributions as “excess inclusion income.”

To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares and then within 90 days and prior to January 31 of the following calendar year acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Fund is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

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Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond”  or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The price of a Fund’s shares on any given day is its net asset value (“NAV”) per share. NAV is calculated by the Company for each Fund as of the close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. (Eastern Time), on each day on which the NYSE is open. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time). Currently, the NYSE is closed on weekends and New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian is generally closed on Veteran’s Day and Columbus Day.

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. Each Fund values its securities using various methods depending on the primary market or exchange on which the securities trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities’ most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent a Fund holds securities that are traded in foreign markets, the Fund may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

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As necessary, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, each Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The Funds believe that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if a Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in a Fund’s shares.

Because certain of the Funds may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when those Funds do not price their shares, those Funds’ share value may change on days when shareholders will not be able to purchase or redeem those Funds’ shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Funds, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Fund are sold on a continuous basis by the Distributor.

For shareholders wishing to purchase shares directly from the Fund, there is an initial purchase and minimum account balance requirement of $1,000,000 per shareholder. The initial purchase and minimum account balance requirement may be less if you purchase shares through a financial intermediary. Minimum requirements may be imposed or changed at any time. Due to the cost of maintaining smaller accounts, the Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the minimum account balance due to redemptions.

To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Fund’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Fund’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Fund securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Fund’s portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Fund issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Fund shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Fund will have the exclusive right to vote on matters affecting only the rights of the holders of that Fund. For example, shareholders of a Fund will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Fund. Shareholders of the Funds of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

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The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001 with respect to the Funds: 3 billion shares of the Short-Term Investment Fund; and 5 billion shares of the Short-Term Bond Fund. Each share of a Fund is entitled to participate pro rata in the dividends and distributions from that Fund.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Fund’s outstanding shares as of January 31, 2011.

FUND	SHARES	% of Class
TDAM Short-Term Investment Fund

Toronto Dominion Investments Inc.	575,570.01	78.38%
909 Fannin
Houston, TX 77010

TD Charitable Foundation
Attn: Michael L. Rayder
PO Box 9540	99,528.159	13.56%
Mail Stop Maine 055-61
Portland, ME 04122-9540

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FUND	SHARES	% of Class
TDAM Short-Term Bond Fund

Quinnipiac University	1,146,939.903	15.28%
Attn: Patrick J. Healy, SVP
275 Mount Carmel Avenue
Hamden, Connecticut 06518-1908

Granite Telecommunications, LLC	733,855.186	9.78%
Attn: Paul Curran, Credit Manager
100 Newport Avenue Extension
Quincy, MA 02171

TD Charitable Foundation	702,975.595	9.37%
Attn: Michael L. Rayder
PO Box 9540
Mail Stop Maine 055-61
Portland, ME 04122-9540

Alexanders Inc.	487,329.435	6.49%
Attn: Accounting Department
210 Route 4 East
Paramus, NJ 07652

Shareholders owning 25% or more of outstanding shares may be able to greatly affect or determine the outcome of a shareholder vote.

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ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S AND MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weaknessof the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

FITCH COMMERCIAL PAPER RATINGS

When assigning ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

MIG-1 AND MIG-2 MUNICIPAL NOTES

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes.  Notes due in 3 years or less will likely receive a note rating.  Notes with an original maturity of more than 3 years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortized schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.  Note rating symbols are as follows:

SP-1   Strong capacity to pay principal and interest.   An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay and interest.

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Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

FITCH BOND RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

DBRS BOND RATINGS

AAA. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

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AA. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A. Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

TDAMSAI03

51

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Global Sustainability Fund
– Institutional Class (TDGFX)

31 West 52nd Street
New York, New York 10019
(866) 416-4031

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2011

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated March 1, 2011 (the “Prospectus”) for the Institutional Class of the TDAM Global Sustainability Fund (the “Fund”), a series of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

The Fund’s financial statements and financial highlights for the fiscal year ended October 31, 2010, including the independent registered public accounting firm’s report thereon, are included in the Fund’s Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus, please write to the Company at P.O. Box 182300, Columbus, Ohio 43218-2300, call (866) 416-4031, or visit the following website: http://www.tdamusa.com.

1

GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

DISCLOSURE OF FUND HOLDINGS	15

MANAGEMENT OF THE COMPANY	16

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	24

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES	28

BROKERAGE ALLOCATION	35

DIVIDENDS AND TAXES	36

SHARE PRICE CALCULATION	44

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	45

SHAREHOLDER INFORMATION	46

2

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM GLOBAL SUSTAINABILITY FUND
– INSTITUTIONAL CLASS

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple series.

The Fund is “diversified” as that term is defined in the Investment Company Act. A “diversified company” may not, with respect to 75% of its total assets, invest more than 5% of its assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The investment manager of the Fund is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

The Fund’s investment policies and restrictions that are designated as fundamental may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund. Except as otherwise indicated, however, the Fund’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, the Fund or a particular class of the Fund (“Class”) means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company, the Fund or such Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company, the Fund or such Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, the Fund or such Class.

The following policies and restrictions supplement those set forth in the Prospectus. The Fund’s investments must be consistent with its investment objective and policies.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, thus, is not subject to registration or regulation as a commodity pool operator under the CEA.

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Investment Manager, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of the Investment Manager, be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

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Equity Securities

Common Stock. The Fund may invest in common stock. Shares of common stock represent a proportionate ownership interest in a company. As a result, the value of common stock typically rises and falls with a company’s success or failure. The market value of common stock can fluctuate significantly. Shares of common stock usually carry voting rights and earn dividends. Unlike preferred stock, which is described below, dividends on common stock are not fixed but are declared at the discretion of a company’s board.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Depositary Receipts. The securities of foreign issuers in which the Fund may invest include sponsored and unsponsored American Depositary Receipts and American Depositary Shares (“ADRs”), Global Depositary Receipts and Global Depositary Shares (“GDRs”) and related depositary instruments. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a U.S. or foreign corporation. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

Investment Company Securities. The Fund may invest in securities issued by other investment companies, including foreign investment companies, to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the Investment Company Act. Under the Investment Company Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate.

In addition, the Fund will limit its investments in other investment companies in accordance with the diversification requirements of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager (“Affiliated Money Market Funds”), in excess of the limits discussed above. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

The Investment Manager will voluntarily waive advisory fees payable by the Fund in an amount equal to 100% of the advisory fee the Investment Manager receives from an Affiliated Money Market Fund as a result of the Fund’s investment in the Affiliated Money Market Fund.

Warrants and Rights. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant. The Fund may only purchase warrants on securities in which the Fund may invest directly. Rights represent a preemptive right to stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

4

Foreign Investments

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. The Fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. (See “Depositary Receipts.”) Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets.

Foreign Market Risk. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are heightened for investments in developing or emerging market countries. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain of those economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes, or by political or social instability, war or terrorism. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the United States’ securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company’s securities based on “inside,” non-public information about that company). Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that the Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

5

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds the foreign securities and cash in which it invests outside the United States in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and foreign countries, including emerging market countries, may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund’s share price may have a low correlation with movements in U.S. markets. The Fund’s share price will reflect the movements of the different markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

6

Foreign Currency Exchange Transactions. The Fund may, but is not obligated to, enter into foreign currency futures contracts and forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund generally will not enter into foreign currency futures contracts or forward foreign currency contracts in an attempt to reduce currency risk; however, the Fund may hedge certain currency exposures periodically.

Futures contracts are discussed below under the heading “Futures Contracts and Options on Futures Contracts.”

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Fund generally will not enter into foreign currency futures contracts or forward foreign currency contracts in an attempt to reduce currency risk.

While the Fund may enter into futures contracts and forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and futures contracts or forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

The Fund may purchase currency futures and forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous.

The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Debt Securities

Convertible Securities. Convertible securities include debt securities (such as corporate bonds, notes and debentures) and other securities (preferred stock) that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

7

As fixed income securities, convertible securities may provide a stream of current income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.

Short-Term Instruments and Temporary Investments. The Fund may invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Fund may also invest in certain money market instruments on an ongoing basis to provide liquidity or for temporary purposes in light of shareholder purchase or redemption activity. The instruments in which the Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (the “FDIC”); (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1+” or “A-1” by Standard & Poor’s Corporation (“S&P”), or, if unrated, of comparable quality as determined by the Investment Manager; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “A” by Moody’s or S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Investment Manager are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. The Fund also may invest in money market mutual funds that invest in the above-described instruments.

Derivatives

Derivatives are financial instruments that derive their value, at least in part, from the price of another security or asset, or the level of an index, or a rate. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Options and futures contracts are also considered types of derivative securities, and are described more fully below under the headings “Options” and “Futures Contracts and Options on Futures Contracts,” respectively. Other common types of derivatives include forward foreign currency exchange contracts (which are described more fully above under the heading “Foreign Investments – Foreign Currency Exchange Transactions”), forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

8

The Fund may use derivatives, (i) to gain exposure to securities without actually investing in them directly (including when owning the derivative investment is more efficient or less costly than owning the security itself); (ii) reduce the risk associated with currency fluctuations as described above (the Fund will generally not seek to hedge its foreign currency exposure, although it may do so periodically); (iii) enhance income; or (iv) provide downside risk protection for one or more stocks.

While derivative instruments are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative and the other investments in the Fund’s portfolio does not follow the Investment Manager’s expectations. If the Investment Manager’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative itself. Derivatives and their underlying instruments may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or the Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivatives are developed and offered to investors, the Investment Manager will, consistent with the Fund’s investment objective, policies and restrictions, consider making investments in such new types of derivatives.

Additional risks of derivatives include, but are not limited to, the risk of disruption of the Fund’s ability to trade in derivatives because of regulatory compliance problems or regulatory changes, credit risk of counterparties to derivative contracts, and market risk (i.e ., exposure to adverse price changes).

The Investment Manager uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with the Fund’s investment objective, policies and restrictions, and does not expose the Fund to undue risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Investment Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that the Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

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Options. The Fund may purchase or write certain types of options. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counterparty.

The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income.

The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund’s holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the “counterparty”) to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Investment Manager will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

The purchase and writing of options involves certain risks. During the option period, the call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

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There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

When conducted outside the United States, options transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

The Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

The Fund’s success in using options techniques depends, among other things, on the Investment Manager’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Futures Contracts and Options on Futures Contracts. The Fund may enter into futures contracts and options on futures contracts for any number of reasons, including as a means of reducing the risk associated with currency fluctuations (the Fund will generally not seek to hedge its foreign currency exposure, although it may do so periodically), enhancing returns or to hedge against fluctuating downside risks associated with its investments in equity securities. A futures contract provides for the future sale by one party and purchase by another party of a security or commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission broker a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

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The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery through offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

There can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the securities to which these instruments relate, which may result in a strategy employing these instruments not achieving its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedging strategy may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Fund’s success in using futures and options for hedging depends, among other things, on the Investment Manager’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of the hedging instrument. The skills necessary for successful use of hedging instruments are different from those used in the selection of individual stocks.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

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Other Securities and Techniques

Repurchase Agreements. The Fund may enter into repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Fund at a mutually agreed upon time and price (which resale price is higher than the purchase price). Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is the Fund’s current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Borrowing. Borrowing may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the Fund’s portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. As a matter of fundamental policy, the Fund will not borrow money except as permitted by (i) the Investment Company Act or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. Certain practices and investments may involve leverage but are not considered to be borrowing.

Loans of Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund’s total assets and loans of portfolio securities must be fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. In determining whether to lend a security to a particular broker, dealer or financial institution, the size, creditworthiness and reputation of the broker, dealer or financial institution, as well as any other relevant factors will be considered. The principal risk of portfolio securities lending is potential default or insolvency of the borrower. In either of these cases, the Fund could lose all or part of the value of the loaned securities if the value of the collateral falls (including the value of investments made with cash collateral) and is not sufficient to cover the buy-back of loaned securities and the Fund could also experience delays in recovering securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

Illiquid Securities. The Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities” or “not readily marketable” (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the availability of an exemption from registration (such as Rule 144A under the Securities Act) or because they are subject to other legal or contractual delays in or restrictions on resale). Restricted securities may include foreign securities. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. It is the Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets. If the Fund decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price. The Company’s Board of Directors has approved guidelines for use in determining whether a security is illiquid.

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Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Investment Manager will monitor such restricted securities. Among the factors the Investment Manager may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the unregistered nature of the security; (2) the frequency of trades and quotations for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) the willingness of dealers to undertake to make a market in the security; (5) the trading and markets for the security; and (6) the nature of the security and the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Manager monitors the liquidity of the securities in the Fund’s portfolio and reports periodically on such decisions to the Board.

Future Developments. The Fund may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of the Fund. The Fund (unless otherwise noted) may not:

(1) purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations.

(2) issue senior securities except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

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(3) borrow money, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(4) engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities;

(5) invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities);

(6) purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein issued by companies that invest in real estate or interests therein;

(7) buy or sell commodities or commodity (futures) contracts, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time;

(8) lend money or other assets except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. For purposes of this Fundamental Investment Restriction, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. The Fund (unless noted otherwise) does not currently intend to:

(1) purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or

(2) purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors.

DISCLOSURE OF FUND HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Fund (the “Policy”), which is designed to ensure that disclosure of portfolio holdings is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Fund portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Fund portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose the Fund’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

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In accordance with the Policy, the Fund’s complete portfolio holdings will be published in the Quarterly Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each quarter, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website the Fund’s quarter-end top ten holdings, again generally with a 30-day lag time. The Company may disclose Fund holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Fund portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO (or his or her designee) on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” includes the Fund, the TDAM Money Market Portfolio, the TDAM U.S. Government Portfolio, the TDAM Municipal Portfolio, the TDAM California Municipal Money Market Portfolio, the TDAM New York Municipal Money Market Portfolio, the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Short-Term Investment Fund and the TDAM Short-Term Bond Fund, each a series of the Company.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††

Independent Directors

PETER B.M. EBY c/o TDAM USA Inc. 31 West 52 nd Street New York, NY 10019 Age: 72	Director	Since 6/6/02	Retired.	12	Director of Leon’s Furniture Limited since May 1977; Director of Sixty- Split Corp. since March 2001; Director of George Weston Limited since May 2000.

LAWRENCE J. TOAL c/o TDAM USA Inc. 31 West 52 nd Street New York, NY 10019 Age: 73	Chairman and Director	Since 12/12/95	President and Chief Executive Officer of Dime Bancorp, Inc. from July 2000 through February 2002; Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through June 2000; and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.	12	None.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††

JAMES E. KELLY c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 59	Director	Since: 12/18/08	Consultant and financial services attorney since June 2002; teacher at Empire State College since 2008; senior advisor to New York State Banking Department during 2009; Chief Financial Officer of Brooklyn Academy of Music, Inc. during 2007; Consultant and Chief Operating Officer to the Health Care Chaplaincy from 2003 to 2006; Trustee of Albany Law School since 2000; and Executive Vice President and General Counsel of Dime Bancorp, Inc. from January 1998 through May 2002.	12	None

DONALD J. HERREMA c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 58	Director	Since: 3/30/09
Executive Vice Chairman of Kennedy Wilson, International (real estate), since 2009; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm), since 2004; Senior Advisor of Stone Point Capital (private equity investment firm) since 2008; Managing Director, Head of Private Wealth Management for Morgan Stanley, 2006 through 2008; Chairman and CEO of Loring Ward International, LTD (investment and business management) from 2005 through 2006; CEO of Atlantic Trust (INVESCO) from 2001 through 2004; Chief Executive Officer of Bessemer Trust (wealth management) from 1993 through 2000.
				12	Director of Lepercq, de Neuflize and Co. since 2009.

Interested Director

BARBARA F. PALK††† c/o TDAM USA Inc. 31 West 52 nd Street New York, NY 10019 Age: 59	Director	Since: 12/17/10	Senior Vice President − Wholesale Banking TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	12	None

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††
In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2010.

†††	Ms. Palk is considered an ‘‘interested person’’ because she owns shares of The Toronto-Dominion Bank.

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Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Peter B.M. Eby. Mr. Eby has been a Director since 2002. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 35 years of experience in the financial services industry, during which time he served in executive-level positions with a large Canadian investment firm. Mr. Eby has served as a director on the board of several public and private companies, including as lead director of a large food processing and distribution company.

Donald J. Herrema. Mr. Herrema has been a Director since 2009. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

James E. Kelly. Mr. Kelly has been a Director since 2008. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Lawrence J. Toal. Mr. Toal has been a Director, Chairman of the Board since December 2010 and Chairman of the Audit Committee since 1995. He currently serves as the Audit Committee financial expert. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 30 years of experience in the banking industry. Mr. Toal gained executive-level experience as the president and chief executive officer of a large retail bank. He has served as a director on the board of a life insurance company as well as a trustee on the board of non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has 32 years of business experience in financial services. Of that, she has 20 years business experience with the Investment Manager, including 18 years in an executive role. Ms. Palk also serves on the boards of directors of several not-for-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years

Officers Who Are Not Directors

MARK BELL c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 41	President and Chief Executive Officer	Since: 9/22/08	Since 2004, Managing Director, Relationship Management of TD Asset Management.

MAYA GITTENS c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 46	Chief Legal Officer and Anti- Money Laundering Officer	Since: 9/22/08
Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP; from May 2001 through May 2005, Securities Compliance Examiner, United States Securities and Exchange Commission.

ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 42	Treasurer and Chief Financial Officer	Since: 9/22/08	Since November 2004, Fund Accounting Director of SEI Investments.

MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 39	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

JACK P. HUNTINGTON c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 40	Secretary	Since: 2/27/09	Since September 2008, Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.; from October 2004 through September 2008, Senior Counsel, MetLife, Inc.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years

MICHELE R. TEICHNER c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 51	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99	Since January 2006, Managing Director; Senior Vice President of Investment Manager from August 1996 to December 2005 and TD Waterhouse Investor Services, Inc. from June 1997 to December 2005.

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board of Directors has overall responsibility for oversight of the Company and the Funds. The Board, on behalf of the Company, has engaged TDAM to manage the Funds on a day-to-day basis. The Board of Directors is responsible for overseeing TDAM and other service providers in the operations of the Funds in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board of Directors is currently composed of five members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Toal, to serve in the role of Chairman. The Directors have determined that Mr. Toal’s extensive executive, business and directorial experience, as well as his long service as a Director and Chairman of the Audit Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Funds, the Board oversees the management of risks relating to the operation of the Company and the Funds. Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Funds and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs.  Eby and Toal. This Committee met 2 times during the fiscal year ended October 31, 2010.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2010.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Eby and Toal currently serve, is composed solely of Independent Directors. The Committee will not normally consider nominees recommended by shareholders. This Committee did not meet during the fiscal year ended October 31, 2010.

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Ownership of Shares by Directors

The dollar range of the shares in the Fund beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2010 are set forth below.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex
Independent Directors
Peter B. M. Eby	$ 0	$0
James Kelly	$ 0	$0
Lawrence J. Toal	$ 0	$10,000 - $50,000
Donald J. Herrema	$ 0	$0

Interested Director
Barbara Palk	$ 0	$0

On January 31, 2011, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of December 31, 2010.

Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class of Security	Value of Securities	Percent of Class

Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
James Kelly	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A
Donald J. Herrema	N/A	N/A	N/A	$0	N/A

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Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $40,000, payable quarterly, (ii) a meeting fee of $4,375 for each meeting attended in person, (iii) a meeting fee of $3,000 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and (v) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2010, are as follows:

Name of Board Member	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members(1)

Independent Directors
Richard W. Dalrymple (2)	$57,750	$0	$0	$57,750
Peter B. M. Eby	$60,500	$0	$0	$60,500
Lawrence J. Toal	$60,500	$0	$0	$60,500
James Kelly	$60,500	$0	$0	$60,500
Donald J. Herrema	$59,125	$0	$0	$59,125

Interested Director
George F. Staudter (2)	$0	$0	$0	$0
Barbara F. Palk (3)	$0	$0	$0	$0

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.

(2)
Mr. Staudter was an Interested Director who was paid by the Investment Manager. Both Mr. Dalrymple and Mr. Staudter resigned as Directors effective December 17, 2010. Effective upon the conclusion of his term of office as a Director, Mr. Staudter became a director emeritus. This position is an honorary non-voting position for which Mr. Staudter does not receive any compensation from the Fund.

(3)	Ms. Palk was elected to the Board effective December 17, 2010 and did not receive any compensation from the Company for the fiscal year ended October 31, 2010.

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INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of the Fund. Pursuant to the Investment Management Agreement with the Company on behalf of the Fund, the Investment Manager manages the Fund’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Group”). As of October 31, 2010, the TD Bank Group had over $179 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010, had total assets under management of approximately $17.4 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of the Fund, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to the Fund at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of the Fund with respect to the Fund, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of the Fund.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Fund under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board of Directors approval of the Investment Management Agreement is available in the Fund’s semi-annual shareholder report for the fiscal period ended April 30, 2010.

For the investment management services furnished to the Fund, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, equal to 0.60%.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of the Fund’s operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase the Fund’s total returns. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time.

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The Investment Manager will voluntarily waive investment management fees payable by the Fund in an amount equal to 100% of the investment management fee the Investment Manager receives from an Affiliated Money Market Fund as a result of the Fund’s investment in the Affiliated Money Market Fund.

The following table shows the dollar amount of investment management fees earned with respect to the Fund, along with the amount of these fees that were waived, if any. The data for the Fund is from the inception date of the Fund to end of the last fiscal year.

	Fee	Fee Waived	Fee Reimbursed
Global Sustainability Fund
Year ended October 31, 2010	$71,258	$71,258	$95,772
Fiscal period March 25, 2009 to October 31, 2009	$44,880	$44,880	$32,083

Portfolio Managers

The Prospectus contains information about the individuals who are primarily responsible for the day-to-day management of the Fund (“portfolio managers”). The sections below contain certain additional information about the portfolio managers, their compensation, other accounts managed by them, and potential conflicts of interest. All information set forth below is as of January 31, 2011.

Other Accounts Managed, Portfolio Manager Compensation Structure, Fund Ownership, and Potential Conflicts of Interest

Management of Other Accounts.   As of January 31, 2011, the portfolio managers of the Fund were also primarily responsible for the day-to-day management of other accounts, as set forth in the table below.

The table below shows the number of other accounts managed by each portfolio manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information relating to other accounts managed by Mr. Edwardes-Ker:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	4	0	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed	$371,366,000	$0	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to other accounts managed by Mr. George:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed	$15,299,000	$0	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

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Portfolio Manager Compensation Structure

As members of TD Bank Group (“TDBG”), each of the Investment Manager and TD Asset Management Inc. has the following major components in its compensation program for portfolio managers:

1 - Base Salary

2 - Annual Incentive Program

3 - Long Term Incentive Plan

TDBG (including the Investment Manager and TD Asset Management Inc.) maintains competitive salaries for all employees, based on independent research of the investment management industry.

Each portfolio manager may be eligible to participate in the Long Term Incentive Plan. The purpose of this plan is to encourage employees to increase their interest in TDBG’s long term success by awarding them “Units” which will provide future compensation related to the price of the common shares of TD Bank at that future time.

The investment performance of products under management does not drive any variable components of compensation. Amounts paid under the Annual Incentive Program will vary. In the case of the Investment Manager and TD Asset Management Inc., these amounts are based on how well the individual employee and TDAM or TD Asset Management Inc., as the case may be, performed over the course of the most recent fiscal year. Key factors affecting compensation under the Annual Incentive Program are the Investment Manager’s or TD Asset Management Inc.’s contribution to profit, the investment management affiliate’s contribution to profit, individual performance, teamwork and total compensation relative to the market.

Fund Ownership of Portfolio Managers. None of the portfolio managers listed above beneficially own shares of the Fund.

Potential Conflicts of Interest. Since the Fund and the other accounts managed by each portfolio manager may have similar investment strategies, in theory it is possible that the portfolio manager could favor one or more of the other accounts over the Fund. However, the Investment Manager has established policies and procedures governing brokerage practice and the allocation of trades, which are designed to ensure that the purchase and sale of securities among accounts are fairly and equitably allocated.

Administration

Pursuant to an Administration Agreement with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Fund, provides administrative services to the Fund. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation.

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The following table shows the dollar amount of administration fees earned with respect to the Fund, along with the amount of these fees that were waived, if any. The data for the Fund is from the inception date of the Fund to end of the last fiscal year.

	Fee Paid	Fee Waived

Global Sustainability Fund
Year ended October 31, 2010	$0	$0
Fiscal period March 25, 2009 to October 31, 2009	$0	$0

The Administrator has entered into a Sub-Administration Agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi performs certain of the foregoing administrative services for the Company. Under this Sub-Administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. The Fund or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by the Fund may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of the Fund. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a Distribution Agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the Fund does not have a distribution plan pursuant to Rule 12b-1 under the Investment Company Act that permits the payment of fees to the Distributor for its services provided under the Distribution Agreement, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee for such services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Fund or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by the Fund may be by vote of a majority of the Company’s Board of Directors, or by a majority of the outstanding voting securities of the Fund. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

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Transfer Agent and Custodian

Citi (the “Transfer Agent”), 3435 Stelzer Road, Columbus, OH 42319, serves as transfer agent for the Institutional Class of the Fund. The Transfer Agent provides certain services under the Transfer Agency Agreement, which include furnishing periodic statements to shareholders and confirmations of purchases and sales, processing shareholder purchase and redemption orders, maintaining shareholder records, sending tax withholding reports to the Internal Revenue Service and providing anti-money laundering services.

The Transfer Agent is permitted, with prior written consent of the Company or the Fund, to delegate some or all of its obligations under this Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Fund to the Transfer Agent.

Pursuant to a Custodian Agreement, The BNY Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of the Fund’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

The Fund’s proxy voting record for the 12-month period ending June 30th will be available, without charge, online at www.tdamusa.com. It will also be available by visiting the SEC’s website at http://www.sec.gov.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of the Fund. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of the Fund. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of the Fund (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board reports to shareholders. The board should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

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In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with the Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent
If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors
Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors
If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of board meetings or less than 75% of applicable board committee meetings for two consecutive years should generally be opposed.

Resolution Implementation
The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO
Separating the positions of Chairman and CEO is preferred except where the board has a strong Corporate Governance Committee, comprised solely of independent directors or where the board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire board.

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Size of Board	A board with a maximum of 16 members is preferred, but priority is given to a competent board comprised of a majority of independent directors.

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board
The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions
Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals
Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers
A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the company’s board of directors supports the merger and if it appears the board is acting in the best interests of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value after consultation with the appropriate business unit.

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Fair Price Proposals
Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels
Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts
Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups
Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail
Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)
Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should not be able to waive one bid for another as long as all bids meet the requirements of permitted bids. The board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution
The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

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Option under Market
The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan
The Investment Manager prefers option plans that include a shareholder- approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change
The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans
Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.

Employee Stock Purchase Plans
The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors
In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options or options granted on a change of control of the corporation or if issued from treasury.

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Golden Parachutes
Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option /Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class
The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization
The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Fund. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti- takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements
Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks
Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes - whether management bundling the proposal with other changes that are negative; (b) method of distribution - whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally
As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favor of it.

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Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options
Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues
The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If, after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business
The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Fund and the Investment Manager and its affiliates and/or individuals making voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to vote proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager and its affiliates, TD Asset Management Inc. (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

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Other Expenses

The Fund pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, the Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. The Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the series of the Company, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular series are charged to that series.

Codes of Ethics

Each of the Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Fund shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

BROKERAGE ALLOCATION

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in its discretion. In placing orders for the Fund’s portfolio transactions, the Investment Manager seeks “best execution” (i.e., prompt and efficient execution at the most favorable prices).

Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services, which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Investment Manager. In addition, the Fund may pay higher than the lowest available commission rates when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, viewed in terms of either the particular transaction or the Investment Manager’s overall responsibilities with respect to accounts as to which it exercises investment discretion. Any research benefits derived are available for all clients and may not all be used by the Investment Manager in connection with the Fund. Because research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Investment Manager may employ broker-dealers that are affiliated with it (collectively “Affiliated Brokers”) to effect portfolio transactions for the Fund, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Company’s Board of Directors, including a majority of Independent Directors, has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Fund satisfy the standards of Section 17(e) and Rule 17e-1. Certain transactions may be effected for the Fund by an Affiliated Broker at no net cost to the Fund; however, the broker-dealer may be compensated by another broker-dealer in connection with such transaction for the order flow to the second broker-dealer. Receipt of such compensation will be subject to the Fund’s procedures pursuant to Section 17(e) and Rule 17e-1.

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The investment decisions for the Fund will be reached independently from those for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more clients of the Investment Manager or an affiliate of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this process may affect the size or price of the position obtainable for the Fund.

Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions. In transactions on stock exchanges in the United States, these commissions generally are negotiated. In all cases, the Fund will attempt to negotiate best execution.

Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

For the fiscal year ending October 31, 2010 the Fund paid $27,759.07 in brokerage commissions. No commissions were paid to Affiliated Brokers.

The turnover rate for the Global Sustainability Fund was 48% for the fiscal year ended October 31, 2010 and 27% for the period from the Fund’s inception date of March 25, 2009 to the fiscal year ended October 31, 2009.

DIVIDENDS AND TAXES

Dividends

It is currently contemplated that dividends of the Fund’s net investment income, if any, will be declared and paid annually. Any dividends declared will be net of the Fund’s expenses accrued to date. In the event that the Company’s Board of Directors changes the dividend policy, shareholders will be notified.

Capital Gain Distributions

If the Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Company’s Board of Directors. Short-term capital gain distributions by the Fund are taxable to shareholders as ordinary income, not as capital gain. Long-term capital gains realized by non-corporate taxpayers are subject to a reduced maximum tax rate of 15% for taxable years beginning on or before December 31, 2013. Any realized capital loss to the extent not offset by realized capital gain will be carried forward, for up to eight years for losses generated in taxable years beginning before 2011, and no expiration for taxable years beginning after 2010.

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Tax Status of the Fund

The Fund is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that the Fund will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

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If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders for taxable years beginning on or before December 31, 2012 and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the Fund are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Other Tax Information

The Fund may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for the Fund to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2010, the TDAM Global Sustainability Fund did not have capital loss carryforwards.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

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As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October or December may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

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Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing of appropriate returns or claims for refund with the IRS.

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Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Such dividends will not be eligible for the dividends received deduction. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2012, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not PFICs. The United States currently has a comprehensive income tax treaty with each of the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China (but not with Hong Kong which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela.

Dividend income will not be treated as qualified dividend income unless the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust (a “REIT”) or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

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For taxable years beginning on or after January 1, 2013, the long-term capital gain rate is scheduled to return to 20%.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause such Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then prior to January 31 of the following calendar year acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

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If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Fund is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2012, distributions that the fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the fund on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from the fund and redemptions of a foreign shareholder’s interest in the fund attributable to a REIT’s distribution to the fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to the fund will not expire for taxable years beginning on or after January 1, 2012.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

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Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and will be subject to the U.S. estate tax, if applicable.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The price of the Fund’s shares on any given day is its net asset value (“NAV”) per share. NAV is calculated by the Company for the Fund as of the close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. (Eastern Time), on each day on which the NYSE is open. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time). Currently, the NYSE is closed on weekends and New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian is generally closed on Veteran’s Day and Columbus Day.

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. The Fund values its securities as follows. An equity security listed or traded on a foreign or domestic exchange, (except for The Nasdaq Stock Market, Inc. (“Nasdaq”)), is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. A security listed or traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the Fund’s net asset value. If no sale price is shown on Nasdaq, the security will be valued at the mean of the last bid and asked prices. Lacking any such sales on the primary exchange on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other securities for which over-the-counter market quotations are readily available generally are valued at the mean of the current bid and asked prices.

When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. Many of the securities in which the Fund may invest are traded in markets that close before the close of regular trading on the NYSE. Normally, developments that could affect the values of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Accordingly, the Fund employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to determine when it is appropriate to adjust previous closing prices and apply fair valuation in accordance with the Fair Value Procedures.

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As necessary, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, the Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The Fund believes that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if the Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in the Fund’s shares.

Because the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund’s share value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Fund, see “How to Buy and Sell Shares” in the Prospectus.

Shares of the Fund are sold on a continuous basis by the Distributor.

For shareholders wishing to purchase shares directly from the Fund, there is an initial purchase and minimum account balance requirement of $1,000,000 per shareholder. The initial purchase and minimum account balance requirement may be less if you purchase shares through a financial intermediary. Minimum requirements may be imposed or changed at any time. Due to the cost of maintaining smaller accounts, the Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the minimum account balance due to redemptions.

To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund’s NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of the Fund’s securities may not occur on days when the Fund is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV. With respect to redemptions in amounts greater than the lesser of $1,000,000 or 1% of Fund net assets, the redemption amount above such threshold will generally be paid by a distribution in-kind of portfolio securities. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Fund securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund’s portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

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SHAREHOLDER INFORMATION

The Fund issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Fund shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of the Fund will have the exclusive right to vote on matters affecting only the rights of the holders of the Fund. For example, shareholders of the Fund will have the exclusive right to vote on any investment management agreement or fundamental investment restriction that relates only to the Fund. Shareholders of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001 with respect to the Fund: 4,000,000,000 with respect to the Institutional Class. Each share of the Fund is entitled to participate pro rata in the dividends and distributions from the Fund.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Fund’s/Class’ outstanding shares as of January 31, 2011.

FUND/CLASS	SHARES	% OF CLASS
TDAM Global Sustainability Fund -Investor Class

Toronto Dominion Investments 909 Fannin Houston, TX 77010	999,592.02	98.33%

Shareholders owning 25% or more of outstanding Shares may be able to greatly affect or determine the outcome of a shareholder vote.

TDAMSAI04

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PART C

OTHER INFORMATION

TD ASSET MANAGEMENT USA FUNDS INC.

Item 28. Exhibits.
(a)	(1)	Articles of Incorporation dated August 16, 1995 (see Note B)

(2)	Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)

(3)	Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)

(4)	Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note F)

(5)	Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note F)

(6)	Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note F)

(7)	Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note G)

(8)	Articles of Amendment to Articles of Incorporation dated November 4, 2005 (see Note L)

(9)	Articles Supplementary to Articles of Incorporation dated November 4, 2005 (see Note L)

(10)	Articles of Amendment to Articles of Incorporation dated October 3, 2006 (see Note N)

(11)	Articles Supplementary to Articles of Incorporation dated October 3, 2006 (see Note N)

(12)	Articles of Amendment to Articles of Incorporation dated December 15, 2006 (see Note O)

(13)	Articles Supplementary to Articles of Incorporation dated December 15, 2006 (see Note Q)

(14)	Articles Supplementary to Articles of Incorporation dated September 24, 2007 (see Note R)

(15)	Articles Supplementary to Articles of Incorporation dated June 17, 2008 (see Note S)

(16)	Articles Supplementary to Articles of Incorporation dated December 4, 2008 (see Note U)

(17)	Articles Supplementary to Articles of Incorporation dated January 9, 2009 (see Note U)

(18)	Articles Supplementary to Articles of Incorporation dated June 29, 2009 (see Note W)

(b)	By-Laws, as amended to date (see Note O)

(c)	Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (a) and (b) to the Registration Statement, as incorporated herein)

(d)	(1)
Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (see Note C)

(2)
Amendment to Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc., relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note H)

(3)	Amendment to Investment Management Agreement, reflecting name changes, dated June 1, 2005 (see Note M)

(4)	Amendment to Investment Management Agreement, reflecting fee reduction (see Note M)

(5)
Amendment to Investment Management Agreement relating to the provision of services to TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated September 18, 2006 (see Note O)

(6)	Amendment to Investment Management Agreement, reflecting fee changes, dated February 1, 2006 (see Note R)

(7)	Amendment to Investment Management Agreement relating to the provision of services to TDAM Institutional Treasury Fund, dated June 17, 2008 (see Note T)

(8)	Amendment to Investment Management Agreement relating to the provision of services to TDAM Global Sustainability Fund, dated March 10, 2009 (see Note V)

(9)	Amendment to Investment Management Agreement relating to the provision of services to TDAM Institutional Municipal Fund, dated June 29, 2009 (see Note W)

(10)	Amended and Restated Fee Waiver and Expense Reimbursement Recoupment Agreement, dated September 22, 2009 between TD Asset Management USA Funds, Inc. and TDAM USA Inc. (see Note Y)

(e)	(1)
Distribution Agreement between Registrant and SEI Investments Distribution Company on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated July 27, 2007 (see Note R)

(2)	Amendment to Distribution Agreement relating to the provision of services to TDAM Institutional Treasury Fund, dated June 17, 2008 (see Note V)

(3)	Amendment to Distribution Agreement relating to the provision of services to TDAM Global Sustainability Fund, dated March 10, 2009 (See Note V)

(4)	Amendment to Distribution Agreement relating to the provision of services to TDAM Institutional Municipal Fund, dated June 29, 2009 (see Note X)

(5)	Form of Sub-Distribution Agreement (See Note AA)

(f)	Inapplicable

(g)	(1)
Custody Agreement between Registrant and The Bank of New York Mellon, on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund and TDAM Global Sustainability Fund, dated March 24, 2009 (see Note V)

(2)	Amended Schedule II to the Custody Agreement between the Registrant and The Bank of New York Mellon dated June 29, 2009, (see Note W)

(3)
Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon, on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Institutional Municipal Fund, TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund and TDAM Global Sustainability Fund, dated March 24, 2009 (see Note V)

(h)	(1)
Transfer Agency Agreement between Registrant and TD AMERITRADE Clearing, Inc., on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio, dated May 9, 2007 (see Note R)

(2)	Amended Schedule A to Transfer Agency Agreement between Registrant and TD AMERITRADE Clearing, Inc. dated September 24, 2007 (see Note R)

(3)
Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. relating to the provision of services to TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund, TDAM Institutional Money Market Fund and TDAM Institutional U.S. Government Fund, dated December 18, 2006 (see Note R)

(4)	Amended Schedule A to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) dated June 29, 2009 (see Note W)

(5)	Amendment to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) dated December 11, 2007 (see Note S)

(6)	Amendment No. 2 to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) dated June 29, 2009 (see Note W)

(7)	Shareholder Servicing Plan (see Note V)

(8)	Form of Shareholder Services Agreement, (see Note V)

(9)	Shareholder Services Agreement for TD Ameritrade, Inc. dated May 9, 2007 (see Note V)

(10)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated December 4, 2008 (see Note V)

(11)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated September 24, 2009 (see Note Y)

(12)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated February 25, 2010 (see Note Z)

(13)	Shareholder Services Agreement for TD Banknorth dated December 5, 2006 (see Note P)

(14)	Amended Schedule A to Shareholder Services Agreement for TD Bank, N.A. (formerly TD Banknorth N.A.) dated June 29, 2009 (see Note X)

(15)	Form of Amendment to Shareholder Services Agreement for TD Bank, N.A. (formerly TD Banknorth N.A.) (see Note T)

(16)	Shareholder Services Agreement for Commerce Capital Markets, Inc. dated March 13, 2009 (see Note W)

(17)	Amended Schedule A to Shareholder Services Agreement for TD Wealth Management Services Inc. (formerly Commerce Capital Markets, Inc.) (see Note W)

(18)	Administration Agreement between Registrant and TD Asset Management USA Inc. dated June 1, 2005 (see Note M)

(19)	Amendment to Administration Agreement between Registrant and TD Asset Management USA Inc., reflecting elimination of fees (see Note M)

(20)	Amendment to Administration Agreement between Registrant and TD Asset Management USA Funds Inc. dated September 18, 2006 (see Note O)

(21)	Amendment to Administration Agreement relating to the provision of services to TDAM Institutional Treasury Fund, dated June 17, 2008 (see Note T)

(22)	Amendment to Administration Agreement relating to the provision of services to TDAM Global Sustainability Fund, dated March 10, 2009 (see Note V)

(23)	Amendment to Administration Agreement relating to the provision of services to TDAM Institutional Municipal Fund, dated June 29, 2009 (see Note W)

(24)	Sub-Administration Agreement between the Administrator and BISYS Fund Services Ohio, Inc. dated March 22, 2007 (see Note R)

(25)	Amended Schedule A to Sub-Administration Agreement dated June 29, 2009 (see Note W)

(26)	State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)

(27)	Amendment to State Registration Services Agreement dated September 18, 2006 (see Note O)

(28)	Amendment to State Registration Services Agreement dated July 11, 2008 (see Note T)

(29)	Amendment to State Registration Services Agreement dated March 10, 2009 (see Note V)

(30)	Amendment to State Registration Services Agreement dated June 29, 2009 (see Note X)

(31)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (see Note H)

(32)	Amendment to Accounting Services Agreement dated May 31, 2005 (see Note M)

(33)	Amendment to Accounting Services Agreement dated August 31, 2005 (see Note M)

(34)	Amendment to Accounting Services Agreement dated August 31, 2007 (see Note R)

(35)	Amendment to Accounting Services Agreement, dated June 17, 2008 (see Note V)

(36)	Amendment to Accounting Services Agreement, dated March 10, 2009 (see Note V)

(37)	Amendment to Accounting Services Agreement, dated June 29, 2009 (see Note W)

(38)	Compliance Services Agreement between Registrant and Citi Fund Services Ohio, Inc. dated June 1, 2007 (see Note U)

(39)	Amendment to Compliance Services Agreement dated December 4, 2008 (see Note V)

(40)	Amendment to Compliance Services Agreement dated March 10, 2009 (see Note V)

(41)	Amendment to Compliance Services Agreement dated June 29, 2009, (see Note W)

(i)	Opinion and Consent of Venable LLP as to legality of the securities being registered (see Note N)

(j)	(1)	Consent of Willkie Farr & Gallagher LLP, to be filed herewith

(2)	Consent of Independent registered public accounting firm, to be filed herewith

(k)	Inapplicable

(l)	(1)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995 (see Note A)

(2)
Subscription Agreement between Registrant and FDI Distribution Services, Inc., on behalf of California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note I)

(m)	(1)
Registrant’s Distribution Plan relating to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio (see Note L)

(2)
Amended Exhibit A to the Distribution Plan relating to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio (See Note Q)

(3)
Registrant’s Amended and Restated Distribution Plan relating solely to the Commercial Class of each of TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund and TDAM Institutional Municipal Fund (see Note X)

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant (see Note W)

(o)	Reserved

(p)	(1)	Code of Ethics of Registrant approved June 17, 2010 filed herewith

(2)	Code of Ethics of the Investment Manager dated June 2005 (see Note M)

(3)	Amended Code of Ethics of Investment Manager dated June 2005, revised as of July 28, 2005 (see Note M)

(4)	Amended Code of Ethics of Investment Manager dated November 1, 2006 (see Note O)

(5)	Amended Code of Ethics of Investment Manager dated November 1, 2006 revised July 17, 2008 (see Note T)

(6)	Amended Code of Ethics of Investment Manager dated January 2010 filed herewith

(7)	SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics (see Note K)

(8)	Code of Ethics of SEI Investments Distribution Co., dated January 11, 2010 (see Note AA)

Other Exhibits:

Power of Attorney for George F. Staudter, Richard Dalrymple, Peter B.M. Eby, James E. Kelly, Donald J. Herrema, and Lawrence Toal as of July 2, 2009 (see Note W)

Power of Attorney for Barbara Palk, as of December 14, 2010 (see Note AA)

Delegation Agreement for Retail Funds dated September 19, 2002 (see Note J)

Note A:	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.

Note B:	Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.

Note C:	Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.

Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.

Note E:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.

Note F:	Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.

Note G:	Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.

Note H:	Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, File

Note I:	Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.

Note J:	Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 31, 2003, and incorporated herein by reference.

Note K:	Filed as an exhibit to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 30, 2004, and incorporated herein by reference.

Note L:	Filed as an exhibit to Registrant’s Registration Statement on Form N-14, File Nos. 33-96132; 811-9086, on November 8, 2005, and incorporated herein by reference.

Note M:	Filed as an exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 2005, and incorporated herein by reference.

Note N:	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 4, 2006, and incorporated herein by reference.

Note O:
Filed as an exhibit to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.

Note P:
Filed as an exhibit to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.

Note Q:
Filed as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 20, 2006, and incorporated herein by reference.

Note R:
Filed as an exhibit to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2008, and incorporated herein by reference.

Note S:	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 6, 2008, and incorporated herein by reference.

Note T:	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on August 20, 2008 and incorporated herein by reference.

Note U:	Filed as an exhibit to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on January 9, 2009 and incorporated herein by reference.

Note V:	Filed as an exhibit to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 25, 2009 and incorporated herein by reference.

Note W:	Filed as an exhibit to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on July 10, 2009 and incorporated herein by reference.

Note X:	Filed as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on July 24, 2009 and incorporated herein by reference.

Note Y:	Filed as an exhibit to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 16, 2009 and incorporated herein by reference.

Note Z:
Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, File Nos. No. 33-96132; 811-9086 on February 26, 2010 and incorporated herein by reference.

Note AA:
Filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement onForm N-1A, File Nos. No. 33-96132; 811-9086 on December 30, 2010 and incorporated herein by reference.

Item 29.     Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 30.      Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland, Article IX of the Registrant’s Articles of Incorporation, as referenced herein, Article V of the Registrant’s By-Laws, as referenced herein, and the Investment Management Agreement, as referenced herein, provide for indemnification.

 The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

Unless limited by the Registrant’s charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser.

The following persons are the directors and officers of the Investment Manager:

MARK BELL**, Managing Director and Relationship Manager of TDAM USA since September 2008; Director of the Investment Manager since December 2006.

BENJAMIN EGGERS*, Vice President of TD Bank Financial Group since August 2005 and Chief Compliance Officer of the Investment Manager since April 2010.

WILLIAM FULTON*, Executive Vice President of TD Bank Financial Group since June 2008 and Director of the Investment Manager since June 2005.

MAYA GITTENS**, Secretary of the Investment Manager since July 2008 and Vice President and Director of the Investment Manager since July 2008.

ROBIN LACEY*, Vice Chair of TD Asset Management Inc., since 2009, Managing Director since 2004, and Officer of the Investment Manager since April 2010.

KEVIN LEBLANC*, Chief Operating Officer of TD Asset Management Inc. since September 2010, Vice Chair of TD Asset Management Inc. since 2007; Officer of the Investment Manager since April 2010 and Chief Operating Officer of the Investment Manager since December 2010.

BRIAN A. MURDOCK*, Chairman and Executive Officer of the Investment Manager since 2009; and Chairman and Executive Officer of TD Asset Management Inc. since 2009.

KENNETH MINER*, Vice Chair of TD Asset Management Inc. since December 2003 and Vice Chair of the Investment Manager since June 2005.

SATISH RAI*, Senior Vice President of TD Bank Financial Group since May 2000 and Vice Chair of the Investment Manager since June 2005.

KIMBERLEY STEVENS*, Vice President of TD Asset Management Inc. since October 2009 and Chief Financial Officer of the Investment Manager since December 2010.

MICHELE R. TEICHNER**, Managing Director of the Investment Manager since January 2006; and Chief Compliance Officer of the Registrant since June 2004.

RODNEY MICHAEL THORFINNSON*, Chief Risk Officer of the Investment Manager since 2002; Director of the Investment Manager since 2005 and Chief Administrative Officer of the Investment Manager since December  2010.

*	Address: 161 Bay Street, 35 th Floor, Toronto, Ontario, Canada M5J 2T2
**	Address: 31 W. 52 nd Street, 21 st Floor, NY, NY 10019

Item 32. Principal Underwriters:

(a)
Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Optique Funds, Inc.	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
BlackRock Funds III (f/k/a Barclays Global Investors Funds)	March 31, 2003
The Arbitrage Funds	May 17, 2005
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8. 2007
SEI Alpha Strategy Portfolio, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
Wilshire Mutual Funds	July 14, 2008
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Variable Income Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
FaithShares Trust	August 7, 2009
Schwab Strategic Trust	October 12, 2009
River Park Funds	September 8, 2010

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)      Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant

William M. Doran	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer & Treasurer, Chief Operating Officer	—
John C. Munch	General Counsel & Secretary	—
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
John J. Cronin	Vice President	—
Robert Silvestri	Vice President	—

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant’s Investment Manager and Administrator, TDAM USA Inc., 31 West 52nd Street, 21st Floor, New York, New York 10019, or (i) in the case of records concerning custodial functions, at the offices of the Registrant’s Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant’s Transfer Agent and Dividend Disbursing Agent, Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219; or TD AMERITRADE Clearing, Inc., 100 North Ameritrade Place, Bellevue, NE 68005; (iii) in the case of records concerning administration and certain other functions, at the offices of the Fund’s Sub-Administrator, Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110; (iv) in the case of the Funds’ Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 -1100 and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund’s fund accountant, SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of February, 2011.

TD Asset Management USA Funds Inc.

Registrant

By:	/s/ Mark Bell
Mark Bell
President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Mark Bell	President and	February 28, 2011
Mark Bell	Chief Executive Officer

/s/ Eric Kleinschmidt	Treasurer and	February 28, 2011
Eric Kleinschmidt	Chief Financial Officer

February 28, 2011
Barbara Palk*	Director

Donald J. Herrema*	Director	February 28, 2011

Peter B.M. Eby*	Director	February 28, 2011

James E. Kelly*	Director	February 28, 2011

Lawrence J. Toal*	Chairman of the Board and	February 28, 2011
Director

*By	/s/ Michele Teichner
Michele Teichner
Attorney-in-Fact pursuant to a power of attorney

Exhibit Index

Exhibit	Document

(j)(1)	Consent of Willkie Farr & Gallagher LLP.
(j)(2)	Consent of Independent registered public accounting firm.
(p)(1)	Code of Ethics of Registrant
(p)(6)	Amended Code of Ethics of the Investment Manager